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                                                                 Exhibit 10.1

                          SECURITIES PURCHASE AGREEMENT


         This Securities Purchase Agreement (the "Agreement") dated as of June 11, 1998 is entered into by and among ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation (the "Company"), KERRY ROGERS, JACK HIGGINS and BOB MICHAELS (the "Founders") and the Persons listed on the Schedule of Purchasers attached as Exhibit A (individually, a "Purchaser" and, collectively, the "Purchasers"). This Agreement, together with the Related Agreements (as hereafter defined) are being executed and delivered as the Additional Agreements, as such term is defined in that certain letter agreement dated June 11, 1998 by and among Infinity Investors Limited ("Infinity"), Touch Tone America, Inc. ("Touch Tone"), the Company and the Founders (the "Letter Agreement"). This Agreement and the Related Agreements supersede and replace the Letter Agreement.

         In consideration of the mutual promises and covenants contained in this Agreement, the parties agree as follows:

         1. ASSUMPTION OF DEBT; ISSUANCE OF DEBENTURES AND OTHER SECURITIES.

                  (a) ASSUMPTION OF TOUCH TONE INDEBTEDNESS. Pursuant to the terms of the Letter Agreement, the Company has assumed and agreed to pay and discharge (the "Assumption") $2,610,477 aggregate principal amount of debentures, together with accrued and unpaid interest of $87,133 thereon through June 11, 1998 (the "Assumed Debentures"), issued by Touch Tone to Infinity pursuant to that certain Securities Purchase Agreement dated December 31, 1997 by and among Touch Tone, the Company and Infinity. In connection with the Assumption, Infinity has released and discharged Touch Tone from its obligation to repay the Assumed Debentures.

                  (b) RESTATEMENT OF ASSUMED DEBENTURES; ISSUANCE OF ADDITIONAL DEBENTURES.

         The Company and the Purchasers have agreed pursuant to the terms of this Agreement to (x) amend and restate in their entirety the Assumed Debentures on the terms set forth herein as a direct obligation of the Company to Infinity (the "Restated Debentures") and (y) provide for the issuance of additional debentures of the Company (the "New Debentures") to the Purchasers in an aggregate principal amount of $6,000,000 minus the outstanding balance due and owing on the Assumed Debentures on June 11, 1998 (the difference between $6,000,000 and the outstanding balance due and owing on the Assumed Debentures on June 11, 1998, i.e., $3,303,390 being herein referred to as the "New Advance"). The Restated Debentures and the New Debentures (collectively, the "Debentures") issued by the Company to the Purchasers pursuant to the terms of this Agreement shall be (x) in the form attached hereto as Exhibit B, and
         (y) secured by a pledge of all of the assets of the Company pursuant to the terms of the Security Agreement (as hereafter defined).


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SECURITIES PURCHASE AGREEMENT - PAGE 1

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                  (c) FUTURE LETTERS OF CREDIT. At the sole and exclusive
         discretion of the Purchasers, from time to time the Purchasers may provide credit enhancement to the Company and its Subsidiaries (as hereafter defined) by the issuance of letters of credit or similar instruments (collectively, the "Letters of Credit"). In the event the Purchasers provide any Letters of Credit, and amounts thereunder are drawn upon by the issuing institution, the proceeds so drawn shall be deemed to be an advance from the Purchasers to the Company in exchange for a new Debenture in the original principal balance of the amount so drawn, which Debenture shall be issued on terms identical to the Debentures set forth on Exhibit B hereto and subject to all of the terms and conditions of this Agreement and each Related Agreement.

                  (d) OTHER SECURITIES. As of the date hereof the Company shall issue to the Purchasers, at a purchase price of $0.01 per share, 2,400 shares (the "Closing Shares") of common stock, no par value, of the Company ("Common Stock"), representing a 66-2/3% ownership interest in the issued and outstanding shares of Common Stock of the Company on a Fully Diluted Basis (as hereafter defined). In addition to all other remedies available to the Purchasers, in the event the Closing Shares do not represent at least 66-2/3% of the issued and outstanding shares of Common Stock of the Company as of the Closing on a Fully Diluted Basis as specified herein (the "Fully Diluted Representation"), the Purchasers shall be entitled to receive from the Company, without additional consideration, such additional shares of Common Stock as shall be necessary to cause the Fully Diluted Representation to be accurate.

                  (e) USE OF PROCEEDS. The Company (x) used the proceeds from the sale of the Assumed Debentures by Touch Tone and (y) will use the proceeds from the sale of the New Debentures, in each case for working capital and other general corporate purposes (and, with respect to the New Advance, as more fully described in Section 9(h) below).

         2. DEFINITIONS. For the purposes of this Agreement, the following terms shall have the meanings set forth below:

         "ACCREDITED INVESTOR" has the meaning as set forth in Regulation D promulgated under the Securities Act.

         "AFFILIATE" means with respect to any Person, a Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person, and, in the case of an individual, includes any relative or spouse of such Person, or any relative or such spouse, who has the same home as such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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SECURITIES PURCHASE AGREEMENT - PAGE 2

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         "APPROVED PLAN" means any written stock option, stock purchase or similar incentive plan approved by the Board of Directors constituted after the Closing and the Majority Holders for senior executives of the Company who are not stockholders of the Company as of the Closing.

         "ASSUMED DEBENTURES" has the meaning set forth in Section 1(a).

         "ASSUMPTION" has the meaning set forth in Section 1(a).

         "AVANTEL" means Avantel, S.A.

         "BALANCE SHEET" and "BALANCE SHEET DATE" have the meanings set forth in
Section 4(i).

         "BOARD OF DIRECTORS" means the board of directors of the Company.

         "BUDGET" has the meaning set forth in Section 9(b)(iv).

         "BUSINESS DAY" means any day other than a Saturday, Sunday or any day that national banks having offices in Texas or New York are required or authorized to be closed for the transaction of business.

         "BUSINESS PLAN" means the Company's business plan entitled "Status Report Global Gate Network" dated May 14, 1998 and attached hereto as Exhibit C.

         "BYLAWS" means the bylaws of the Company or Subsidiary, as applicable, as amended and in effect at the Closing.

         "CERTIFICATE OF INCORPORATION" means the Company's or Subsidiary's, as applicable, Certificate of Incorporation, as amended.

         "CLOSING SHARES" has the meaning set forth in Section 1(d).

         "CLOSING" has the meaning set forth in Section 3.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" has the meaning set forth in Section 1(c).

         "COMPANY" has the meaning set forth in the preamble to this Agreement.

         "COMPUTER SYSTEMS" has the meaning set forth in Section 4(y)(i).

         "CURRENT STOCKHOLDERS" has the meaning set forth in Section 7(d)(ii).

         "DATE DATA" has the meaning set forth in Section 4(y)(iii).

         "DEBENTURES" has the meaning set forth in Section 1(b).

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SECURITIES PURCHASE AGREEMENT - PAGE 3

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         "DEBT" means of any Person at any date, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others Guaranteed by such Person.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which with the giving of notice or lapse of time or both would, unless cured or waived, become an Event of Default.

         "DISCLOSURE SCHEDULE" has the meaning set forth in Section 4.

         "EMPLOYMENT AGREEMENTS" has the meaning set forth in Section 7(d)(x).

         "ENVIRONMENTAL LAWS" has the meaning set forth in Section 4(s)(iv).

         "EQUITY SECURITIES" means any capital stock or similar security of the Company, including without limitation, securities containing equity features and securities containing profit participation features, or any security convertible or exchangeable, with or without consideration, into or for any stock or similar security of the Company, or any security carrying any warrant or right to subscribe for or purchase any stock or similar security of the Company, or any such warrant or right to acquire any security of the Company.

         "ERISA" has the meaning set forth in Section 4(t).

         "ESTIMATED EXPENSE REIMBURSEMENT FEE" has the meaning set forth in
Section 12(d)(i).

         "EVENT OF DEFAULT" has the meaning set forth in the Debentures.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FACILITIES" has the meaning set forth in Section 4(p)(i).

         "FAIR MARKET VALUE" has the meaning set forth in the Stockholders Agreement.

         "FINANCIAL STATEMENTS" has the meaning set forth in Section 4(i).

         "FOUNDERS" has the meaning set forth in the preamble to this Agreement.

         "FULLY DILUTED BASIS" means the sum of (i) the shares of Common Stock outstanding, and (ii) the shares of Common Stock that would be outstanding at the Closing assuming that (A) all shares of Common Stock issuable pursuant to all outstanding Equity Securities and other rights to acquire Common Stock (excluding, however, all options issued or issuable pursuant to any Approved
Plan) had been issued and (B) the Closing Shares had been issued.

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SECURITIES PURCHASE AGREEMENT - PAGE 4

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         "FULLY DILUTED REPRESENTATION" has the meaning set forth in Section
1(d).

         "GAAP" has the meaning set forth in Section 4(i).

         "GUARANTEE" by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing (whether by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain a minimum net worth, financial ratio or similar requirements, or otherwise) any Debt of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or (ii) entered into for the purpose of assuring in any other manner the holder of such Debt of the payment thereof or to protect such holder against loss in respect thereof (in whole or in part); provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term Guarantee used as a verb has a corresponding meaning.

         "HAZARDOUS MATERIALS" has the meaning set forth in Section 4(s)(v).

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement executed by the Company as contemplated by the Stockholders Agreement.

         "INFINITY" means Infinity Investors Limited, a Nevis West Indies corporation.

         "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in Section
4(m).

         "LETTER AGREEMENT" has the meaning set forth in the Preamble to this Agreement.

         "LETTERS OF CREDIT" has the meaning set forth in Section 1(c).

         "LIEN" means any lien, security interest, pledge, mortgage, deed of trust, charge or encumbrance in real, personal or mixed property (tangible or intangible, and wherever located).

         "LOSSES" has the meaning set forth in Section 12(o).

         "MAJORITY  HOLDERS" has the meaning set forth in Section 9(d).

         "MOST RECENT FINANCIAL STATEMENTS" has the meaning set forth in
Section 4(i).

         "NEW ADVANCE" has the meaning set forth in Section 1(b).

         "NEW DEBENTURE" has the meaning set forth in Section 1(a).

         "OTHER SYSTEMS" has the meaning set forth in Section 4(y)(i).

         "PARI PASSU AGREEMENT" has the meaning set forth in Section 7(d)(xi).

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SECURITIES PURCHASE AGREEMENT - PAGE 5

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         "PERMITS" has the meaning set forth in Section 4(p)(i).

         "PERMITTED LIENS" means Liens for taxes and assessments not yet due and payable or which are being challenged in good faith and with respect to which adequate reserves have been established in the financial statements of the Company, informational filings made by equipment lessors under the Uniform Commercial Code, landlords' liens created by statute and not by affirmative action of any landlord, and statutory liens created in the ordinary course of business securing indebtedness or obligations whose payment is not yet due.

         "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, a limited liability company, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

         "PURCHASER DIRECTOR" means a Person serving as a director of the Company as the designee or nominee of the Purchasers pursuant to the Stockholders Agreement.

         "PURCHASER(S)" has the meaning set forth in the preamble to this Agreement.

         "QUALIFIED PUBLIC OFFERING" has the meaning set forth in the Stockholders Agreement.

         "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in Section 7(d)(vi).

         "RELATED AGREEMENTS" mean any and all agreements other than this Agreement required to be executed by the parties to this Agreement at or prior to the Closing pursuant to Section 7, including, without limitation, the Debentures, the Employment Agreements, the Letter Agreement, the Pari Passu Agreement, the Stockholders Agreement, the Indemnification Agreement, the Registration Rights Agreement and the Security Agreement.

         "RESTATED DEBENTURES" has the meaning set forth in Section 1(b).

         "ROGERS NOTE" has the meaning set forth in Section 7(d)(xi).

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         "SECURITY AGREEMENT" has the meaning as set forth in Section 7(d)(v).

         "STOCKHOLDERS AGREEMENT" has the meaning set forth in Section 7(d)(iv).

         "SUBSIDIARY" means any corporation more than 50% of the outstanding voting securities of which are owned by the Company or any Subsidiary, directly or indirectly, or a partnership or limited liability company in which the Company or any Subsidiary is a general partner or manager or holds interests entitling it to receive more than 50% of the profits or losses of the partnership or limited liability company.

         "TOUCH TONE" has the meaning set forth in Section 1(a).


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         "USE OF PROCEEDS STATEMENT" has the meaning set forth in Section 9(h).

         "YEAR 2000 CAPABILITIES" has the meaning as set forth in
Section 4(y)(iii).

         3. THE CLOSING.

                  (a) The closing of the issuance, sale and purchase of the Debentures (the "Closing") shall take place on June 11, 1998, at the offices of Arter & Hadden, LLP, 1717 Main Street, Ste. 4100, Dallas, Texas at 10:00 a.m., local time.

                  (b) At the Closing, (x) the Company shall deliver to the Purchasers the Debentures in the aggregate principal amount of $6,000,000, and (y) the Purchasers shall deliver to the Company, by direct payment to Avantel at the direction of the Company, $250,000 of the New Advance. In addition, at the Closing, the Purchasers shall deliver a statement of the Estimated Expense Reimbursement Fee (which is expected to be approximately $35,000), which sum shall be deemed advanced by the Purchasers to the Company as part of the New Advance at the Closing. From time to time after the Closing, the Purchasers shall advance to the Company the remaining portion of the New Advance not advanced (or deemed advanced) at the Closing, upon receipt of written request thereof from the Company, provided no Default or Event of Default then exists. The Company and the Purchasers hereby agree that notwithstanding the $6,000,000 aggregate stated principal balance of the Debentures issued at the Closing, interest shall only accrue on the New Advance from the various dates the proceeds thereof are advanced (or deemed advanced) to the Company in accordance with the terms of this Agreement.

                  (c) In addition to the deliveries specified in subsection (b) above, at the Closing the Company shall deliver to the Purchasers the Closing Shares, and the Purchasers shall deliver to the Company $24 in the aggregate, representing the purchase price of the Closing Shares.

                  (d) If at the Closing any of the conditions specified in
         Section 7 to be fulfilled at or prior to the Closing shall not have been fulfilled, each of the Purchasers shall, at its election, be relieved of all of its obligations under this Agreement to be performed at the Closing without thereby waiving any other rights such Purchaser may have by reason of such failure or such nonfulfillment.

                  (e) Immediately preceding the Closing the Purchasers shall deliver to the Company a Schedule setting forth the allocation among the Purchasers of the Debentures and Closing Shares to be acquired pursuant to the terms hereof.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to each of the Purchasers that the statements contained in this Section 4 are true as of the date of this Agreement and shall be true as of the Closing (as though made then), except as set forth in the Schedule of Exceptions attached hereto


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as Exhibit D (the "Disclosure Schedule"). The Disclosure Schedule shall be arranged in paragraphs corresponding to the numbered paragraphs contained in this Section 4. Nothing contained in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made in this Agreement unless the Disclosure Schedule identifies the exception with particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty relates to the existence of the document or other item itself).

                  (a) ORGANIZATION AND STANDING.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business as presently conducted and as proposed to be conducted by it and to enter into and perform this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly qualified and in good standing to do business in each jurisdiction where the failure to be so qualified would have a material adverse effect on the Company. The Company has furnished to each Purchaser true and complete copies of its Certificate of Incorporation and Bylaws, and the Certificate of Incorporation and Bylaws of each of its Subsidiaries, each as amended to date and currently in effect.

                  (b) CAPITALIZATION.

         The authorized capital stock of the Company, following the amendment contemplated in Section 7(f)(iii) below, consists of 100,000 shares of Common Stock, of which 1,200 shares are issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except (i) as provided in this Agreement or any Related Agreement, or
         (ii) as set forth in the Disclosure Schedule: (a) no Equity Securities or subscription or other right (contingent or otherwise) to purchase or acquire any shares of capital stock of the Company are authorized or outstanding; (b) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to issue any Equity Securities or subscription or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any Subsidiary; and (c) neither the Company nor any Subsidiary has any obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of its capital stock or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws or pursuant to valid exemptions therefrom.

                  (c) SUBSIDIARIES, ETC.

         Except as set forth in the Disclosure Schedule, the Company has no Subsidiaries and does

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         not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, joint venture, limited liability company, professional association or other business enterprise. Except as set forth in the Disclosure Schedule, the Company owns 100% of the issued and outstanding capital stock of each of the Subsidiaries (including, without limitation, Latin Gate, S.A., whose shares are owned 99% by the Company and 1% by UCI Teleport, Inc., a wholly-owned subsidiary of the Company) in each case, free and clear of all Liens. Each of the Company's Subsidiaries is a corporation organized, validly existing and in good standing under the laws of the state of its incorporation or formation, as the case may be, and has full power and authority and all licenses, permits and authorization necessary to conduct its business and own its properties as presently conducted and owned and as proposed to be conducted and owned, and to carry out the transactions contemplated in this Agreement and the Related Agreements, as applicable. Each of the Company's Subsidiaries is qualified to do business and is in good standing in each jurisdiction in which the nature of its business or the properties owned or leased by it requires qualification.

                  (d) STOCKHOLDER LIST AND AGREEMENTS.

         The Disclosure Schedule sets forth a true and complete list of the stockholders of the Company, showing the number of shares of Common Stock or other securities of the Company held by each stockholder as of the date of this Agreement and the consideration paid to the Company, if any, therefor. Except (i) as provided in this Agreement or any Related Agreement or (ii) as set forth in the Disclosure Schedule, there are no agreements, written or oral, between the Company and any holder of its capital stock or, to the best of the Company's knowledge, among any holders of its capital stock relating to the acquisition (including without limitation rights of first refusal or preemptive rights), transfer, sale or other disposition, registration under the Securities Act, or voting of the capital stock of the Company. The Disclosure Schedule sets forth a true and complete list of stockholders of the Company (x) as of the date hereof and (y) on a Fully Diluted Basis. As set forth thereon, assuming conversion or exercise in full of all Equity Securities and any other derivative securities of the Company outstanding immediately after the Closing, the Purchasers would own 2,400 shares of Common Stock, representing 66-2/3% of the issued and outstanding shares of Common Stock of the Company on a Fully Diluted Basis, without giving effect to any issuance of Common Stock under any Approved Plan.

                  (e) ISSUANCE OF SECURITIES.

         The issuance, sale and delivery of the Debentures in accordance with this Agreement and the Related Agreements, and the issuance and delivery of the Closing Shares have been, or will be prior to the Closing, duly authorized by all necessary corporate action on the part of the Company and its officers, directors and stockholders, and all such Closing Shares have been duly reserved for issuance. The Debentures and Closing Shares, when so issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement and the Related Agreements will be duly and validly issued, fully paid and non-assessable, free and clear of any taxes, Liens and charges with respect to issuance and

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         shall not be subject to preemptive rights or similar rights of any other stockholders of the Company. Based in part on the representations made by each of the Purchasers in Section 6 of this Agreement, the offer and sale of the Debentures and Closing Shares to each of the Purchasers will be in compliance with applicable federal and state securities laws.

                  (f) AUTHORIZATION.

         The execution, delivery and performance by the Company of this Agreement and all Related Agreements and the consummation by the Company of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action. All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and all Related Agreements, and the performance of all obligations of the Company hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement and each of the Related Agreements have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable in accordance with their respective terms. The execution, delivery and performance of the transactions contemplated by this Agreement and the Related Agreements and compliance with their provisions by the Company will not violate any provision of law and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or require a consent or waiver under, the Certificate of Incorporation or Bylaws (each as amended to date) or any indenture, lease, agreement or other instrument to which the Company or any Subsidiary is a party or by which any of them or any of their properties is bound, or any decree, judgment, order, statute, rule or regulation applicable to the Company or any such Subsidiary.

                  (g) GOVERNMENTAL CONSENTS.

         No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the execution and delivery of this Agreement or the Related Agreements, the offer, issuance, sale and delivery of the Closing Shares or Debentures, or the other transactions to be consummated at the Closing, as contemplated by this Agreement, except such filings as shall have been made prior to and shall be effective on and as of the Closing.

                  (h) LITIGATION.

         There is no action, suit or proceeding, or governmental inquiry or investigation, pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or any Subsidiary, which questions the validity of this Agreement or any Related Agreement or the right of the Company to enter into or perform this Agreement or any Related Agreement, or which could reasonably be expected to have, either individually or in the aggregate, any material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company or any Subsidiary, nor is there

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         any litigation pending, or, to the best of the Company's knowledge, any basis therefor or threat thereof, against the Company or any Subsidiary by reason of the proposed activities of the Company or negotiations by the Company with possible investors in the Company.

                  (i) FINANCIAL STATEMENTS.

         The Company has furnished to each of the Purchasers a complete and correct copy of the following financial statements (collectively, the "Financial Statements"): (i) the Company's consolidated audited balance sheet, statements of operations, changes in stockholders' equity and cash flows for the fiscal year ended December 31, 1997, and (ii) the Company's consolidated unaudited balance sheet (the "Balance Sheet") as of April 30, 1998 (the "Balance Sheet Date") and statements of operations and cash flow for the month ended as of the Balance Sheet Date (the "Most Recent Financial Statements"). The Financial Statements are complete and correct, are in accordance with the books and records of the Company and present fairly the financial condition and results of operations of the Company and each Subsidiary on a consolidated basis, as at the dates and for the periods indicated, and have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), except that the Most Recent Financial Statements lack footnotes and other presentation items and are subject to normal year-end audit adjustments, which will not be material, individually or in the aggregate.

                  (j) ABSENCE OF LIABILITIES.

         Except as disclosed in the Disclosure Schedule, at the Balance Sheet Date, the Company and its Subsidiaries did not have any liabilities of any type that in the aggregate exceeded $50,000, whether absolute or contingent, which were not fully reflected on the Balance Sheet, and, since the Balance Sheet Date, the Company and its Subsidiaries have not incurred or otherwise become subject to any such liabilities or obligations except in the ordinary course of business.

                  (k) TAXES.

         The amount shown on the Balance Sheet as provision for taxes is sufficient for the payment of all accrued and unpaid federal, state, county, local and foreign taxes for the period then ended and all prior periods. The Company and its Subsidiaries have filed all federal, state, county, local and foreign tax returns which are required to be filed by it on or prior to the date of the Closing, such returns are true and correct and all taxes shown thereon to be due have been timely paid with exceptions not material to the Company and its Subsidiaries. Federal income tax returns of the Company and its Subsidiaries have not been audited by the Internal Revenue Service, and no controversy with respect to taxes of any type is pending or, to the best of the Company's knowledge, threatened. Neither the Company nor any of its stockholders has ever filed (i) an election pursuant to Section 1362 of the Code, that the Company be taxed as an S Corporation or (ii) a consent pursuant to Section 341(f) of the Code relating to collapsible corporations. The Company and its Subsidiaries have withheld or collected from each payment made to each of its

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

         employees, the amount of all taxes (including, without limitation, federal income taxes, Federal Insurance Contribution Act taxes, Federal Unemployment Tax Act taxes and Medicare taxes) required to be withheld or collected therefrom, and has timely paid the same to the proper tax receiving officers or authorized depositories.

                  (l) TITLE TO PROPERTY AND ASSETS.

         The Company and its Subsidiaries have good and indefeasible title to or a valid leasehold interest in all of its properties and assets, which comprise all of the properties and assets reflected in the Balance Sheet (except those disposed of since the Balance Sheet Date in the ordinary course of business) and all of the properties and assets necessary or useful for the conduct of its business as described in the Business Plan and none of such properties or assets is subject to any Lien of any nature whatsoever other than those the material terms of which are described in the Balance Sheet or in the Disclosure Schedule.

                  (m) INTELLECTUAL PROPERTY.

         The Company is the sole owner of or possesses all legal rights to all trademarks, service marks, trademark and service mark applications, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes presently used by the Company or its Subsidiaries or necessary for the conduct of the Company's or its Subsidiaries' business as presently conducted and as proposed to be conducted (the "Intellectual Property Rights") free and clear of any Lien, license or other restriction. The Disclosure Schedule contains a complete list of the Intellectual Property Rights. The Company has taken all actions reasonable in light of its financial position to protect the Intellectual Property Rights. The business conducted or proposed to be conducted by the Company and its Subsidiaries does not and will not cause the Company or any Subsidiary to infringe or violate any of the trademarks, service marks, trade names, copyrights, licenses, trade secrets, patents or other intellectual property rights of any other Person, and, except as set forth in the Disclosure Schedule, does not and will not require the Company or any Subsidiary to obtain any license or other agreement to use any trademarks, service marks, trade names, copyrights, licenses, patents, trade secrets or other intellectual property rights of others. There are no outstanding options, licenses or agreements of any kind relating to the Intellectual Property Rights, nor is the Company or any Subsidiary bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other Person. The Company has not received any communications alleging that the Company or any Subsidiary has violated or, by conducting its business as proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and proprietary rights and processes of any other Person. The Company does not believe that it is or will be necessary to use any inventions or works of authorship of its employees (or Persons it currently intends to hire) made prior to their employment by the Company. Except as set forth in the Disclosure Schedule, neither the Company nor any Subsidiary have granted rights to manufacture, produce, assemble, license, market or

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

         sell its products to any other Person and is not bound by any agreement that affects the Company's or any Subsidiary's exclusive rights to develop, manufacture, assemble, distribute, market or sell its products.

                  (n) INSURANCE.

         The Company and each Subsidiary maintains valid policies of insurance with respect to its properties and business of the kinds and in the amounts not less than is customarily obtained by corporations engaged in the same or similar business and similarly situated, including, without limitation, workers compensation insurance and insurance against casualty loss, public liability, libel, slander, defamation, advertising injury and other risks. The Disclosure Schedule sets forth a schedule and brief description of the policies of insurance currently maintained by the Company and each Subsidiary. With respect to each such insurance policy: (a) the policy is in full force and effect; (b) neither the Company nor any Subsidiary is in breach or default (including with respect to the payment of premiums or the giving of notices), and no event has occurred which, with notice or the lapse of time, would constitute such a breach or default or permit termination, cancellation, modification or denial of coverage under the policy and
         (c) no party to the policy has repudiated any of its provisions.

                  (o) MATERIAL CONTRACTS AND OBLIGATIONS.

         The Disclosure Schedule sets forth a list and description of the material terms of all material agreements or commitments of any nature to which the Company or any Subsidiary is a party or by which it is bound, including without limitation (i) each agreement which requires future expenditures by the Company or any Subsidiary in excess of $50,000 or which might result in payments to the Company or any Subsidiary in excess of $50,000, (ii) all management and similar agreements, (iii) all employment and consulting agreements, employee benefit, bonus, pension, profit-sharing, stock option, stock purchase and similar plans and arrangements, and distributor and sales representative agreements, (iv) each agreement with any stockholder, officer or director of the Company or any Subsidiary, or any Affiliate of such Persons, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person or entity, and (v) any agreement relating to the Intellectual Property Rights. The Company has delivered to the Purchasers copies of such of the foregoing agreements as the Purchasers have requested. All of such agreements and contracts are valid, binding and in full force and effect.

                  (p) PERMITS.

                  (i) The Company and each Subsidiary is and has been in possession of all (a) material franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, identification and registration numbers, approvals and orders necessary to own, lease and operate its properties

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SECURITIES PURCHASE AGREEMENT - PAGE 13

         (collectively, the "Facilities") and to carry on its business as it is now being conducted and as proposed to be conducted as set forth in the Business Plan, and (b) agreements, licenses and certificates or determinations from all federal, state and local governmental agencies and accrediting and certifying organizations having jurisdiction over the Facilities necessary to own, lease and operate the Facilities in the manner in which they are now being operated and as proposed to be operated as set forth in the Business Plan (collectively, the "Permits"). The Disclosure Schedule sets forth a list of each of the Permits held by Company and the jurisdiction issuing the same, all of which are now, and as of the Closing shall be, in good standing and not subject to meritorious challenge. The Disclosure Schedule also sets forth all actions, proceedings, investigations or surveys pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary that could reasonably be expected to result in (1) the loss or revocation of a Permit necessary to operate one or more Facility or
         (2) the suspension or cancellation of any other Permit. Except as set forth in the Disclosure Schedule, neither the Company nor any Subsidiary is in conflict with, in default under or in violation of and has not received from any governmental entity any written notice with respect to any conflict with, default under or violation of, (A) any law, regulation or order applicable to the Company or any Subsidiary or by or to which any of their respective properties is bound or subject,
         (B) any judgment, order or decree applicable to the Company or any Subsidiary or (C) any of the Permits.

                  (ii) The Company and each Subsidiary have complied in all material respects with all laws, regulations and orders applicable to its present and proposed business as conducted and as proposed to be conducted and has all material Permits and licenses required thereby. There is no term or provision of any mortgage, indenture, contract, agreement or instrument to which the Company or any Subsidiary is a party or by which it is bound or of any provision of any existing judgment, decree, order, statute, rule or regulation applicable to or binding upon the Company or any Subsidiary, which materially adversely affects or, so far as the Company may now reasonably foresee, in the future is reasonably likely to materially adversely affect, the business, prospects, assets or condition, financial or otherwise, of the Company or any Subsidiary.

                  (iii) To the Company's knowledge, no Founder or any other employee of the Company or any Subsidiary is obligated under any contract (including any license, covenant or commitment of any nature), or subject to any judgment, decree or order of any court or administrative agency, that would conflict or interfere with (i) the performance of any employee's duties as an officer, employee or director of the Company or any Subsidiary, (ii) the use of any employee's best efforts to promote the interests of the Company or any Subsidiary, or (iii) the Company's and its Subsidiaries' business as conducted or proposed to be conducted. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any contract or covenant (either with the Company or with another

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SECURITIES PURCHASE AGREEMENT - PAGE 14
         entity) relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

                  (q) ABSENCE OF CHANGES.

         Since the Balance Sheet Date, there has been no material adverse change in the condition, financial or otherwise, net worth or results of operations of the Company or any Subsidiary, other than changes occurring in the ordinary course of business which changes have not, individually or in the aggregate, had a materially adverse effect on the business, prospects, properties or condition, financial or otherwise, of the Company or any Subsidiary. Without limiting the foregoing and except as set forth in the Disclosure Schedule, since the Balance Sheet Date:

                           (i) neither the Company nor any Subsidiary has sold,
                  leased, transferred, or assigned any of its assets, tangible or intangible, other than for a fair consideration in the ordinary course of business;

                           (ii) neither the Company nor any Subsidiary has
                  entered into any agreement, contract, commitment, lease, or license (or series of related agreements, contracts, commitments, leases, and licenses) either involving more than $50,000 or outside the ordinary course of business;

                           (iii) no party (including the Company) has
                  accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) involving more than $50,000 to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or their assets are bound;

                           (iv) neither the Company nor any Subsidiary has
                  imposed or permitted any other Person to impose any Lien upon any of its assets, tangible or intangible;

                           (v) neither the Company nor any Subsidiary has made
                  any capital expenditure (or series of related capital expenditures) either involving more than $50,000 or outside the ordinary course of business;

                           (vi) neither the Company nor any Subsidiary has made
                  any capital investment in, any loan to or any acquisition of the securities or assets of any other Person (or series of related capital investments, loans and acquisitions) either involving more than $50,000 outside the ordinary course of business;

                           (vii) neither the Company nor any Subsidiary has
                  issued any note, bond or other debt security or created, incurred, assumed or guaranteed any indebtedness for borrowed money or capitalized lease obligation either involving more than $25,000 alone or $50,000 in the aggregate;

                           (viii) [RESERVED];

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

                           (ix) neither the Company nor any Subsidiary has
                  canceled, compromised, waived, or released any right or claim (or series of related rights and claims) either involving more than $50,000 or outside the ordinary course of business;

                           (x) neither the Company nor any Subsidiary has
                  granted any license or sublicense of any rights under or with respect to any Intellectual Property Rights except in the ordinary course of business;

                           (xi) neither the Company nor any Subsidiary has
                  declared, set aside, or paid any dividend or made any distribution with respect to its capital stock (whether in cash or in kind) or redeemed, purchased, or otherwise acquired any of its capital stock;

                           (xii) neither the Company nor any Subsidiary has
                  experienced any damage, destruction, or loss (whether or not covered by insurance) to its property;

                           (xiii) neither the Company nor any Subsidiary has
                  made any loan to, or entered into any other transaction with, any of its directors, officers and employees outside the ordinary course of business;

                           (xiv) neither the Company nor any Subsidiary has
                  entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any such contract or agreement;

                           (xv) neither the Company nor any Subsidiary has
                  granted any increase in the base compensation of any of its directors, officers, and employees outside the ordinary course of business;

                           (xvi) neither the Company nor any Subsidiary has
                  adopted, amended, modified or terminated any bonus, profit-sharing, incentive, severance or other plan, contract or commitment for the benefit of any of its directors, officers, and employees (or taken any such action with respect to any other benefit plan);

                           (xvii) neither the Company nor any Subsidiary has
                  made any other change in employment terms for any of its directors, officers, and employees outside the ordinary course of business;

                           (xviii) neither the Company nor any Subsidiary has
                  made or pledged to make any charitable or other capital contribution outside the ordinary course of business;

                           (xix) there has not been any other material
                  occurrence, event, incident, action, failure to act or transaction outside the ordinary course of business involving the Company or any Subsidiary or their assets or business; and

                           (xx) neither the Company nor any Subsidiary has
                  committed to do any of the foregoing.

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SECURITIES PURCHASE AGREEMENT - PAGE 16

         (r) EMPLOYEES. The Disclosure Schedule sets forth the annual salary and any related payments or benefits of each (x) officer of the Company and (y) Person who as an employee, consultant or manager receives annual compensation in excess of $50,000. None of the employees of the Company or any Subsidiary is represented by any labor union, and there is no labor strike or other labor trouble pending with respect to the Company or any Subsidiary (including, without limitation, any organizational drive) or, to the best of the Company's knowledge, threatened.

         (s) ENVIRONMENTAL MATTERS.

         With respect to environmental matters:

                           (i) The Company and each Subsidiary is and has been
                  in compliance with all Environmental Laws (as defined below), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been made, given, filed or commenced by any Person, nor has any such making, giving, filing or commencement been threatened, against any of them alleging any failure to comply with the Environmental Laws, or seeking contribution towards, or participation in, any remediation of any contamination of any property or thing with Hazardous Materials (as defined in paragraph 4(s)(v)). Without limiting the generality of the preceding sentence, the Company and each Subsidiary has obtained and been, and currently is, in compliance with all of the terms and conditions of all permits, licenses, and other authorizations which are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables which are contained in, all Environmental Laws;

                           (ii) Neither the Company nor any Subsidiary has any
                  obligation to remediate or any other liabilities of any kind arising in connection with or under any of the Environmental Laws, nor is there any basis for such obligation or liabilities;

                           (iii) Except as set forth in the Disclosure Schedule,
                  all properties and equipment used in the business of the Company and each Subsidiary are and have been free of Hazardous Materials;

                           (iv) "Environmental Laws" means all federal, state
                  and local laws, regulations, ordinances, codes, rules, permits, decisions, orders or decrees relating or pertaining to the public health and safety or the environment, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, removal, discharge or disposal of Hazardous Materials, including, without limitation, the Solid Waste Disposal Act, 42 U.S.C. 6901 et seq., as amended ("SWDA," also known as "RCRA" for a subsequent amending act), (b) the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss.9601 et seq., as amended ("CERCLA", (c) the Clean


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

                  Water Act, 33 U.S.C. ss.1251 et seq., as amended ("CWA"), (d) the Clean Air Act, 42 U.S.C. ss.7401 et seq., as amended ("CAA"), (e) the Toxic Substances Control Act, 15 U.S.C. ss.2601 et seq., as amended ("TSCA"), (f) the Emergency Planning and Community Right To Know Act, 15 U.S.C. ss.2601 et seq., as amended ("EPCRKA"), and (g) the Occupational Safety and Health Act, 29 U.S.C. ss. 651 et seq., as amended ("OSHA"); and

                           (v) Hazardous Materials means, without limitation,
                  (a) any "hazardous wastes" as defined under RCRA, (b) any "hazardous substances" as defined under CERCLA, (c) any toxic pollutants as defined under the Clean Water Act, (d) any hazardous air pollutants as defined under the Clean Air Act,
                  (e) any hazardous chemicals as defined under TSCA, (f) any hazardous substances as defined under EPCRKA, (g) asbestos,
                  (h) polychlorinated biphenyls, (i) petroleum or petroleum products, (j) underground storage tanks, whether empty, filled or partially filled with any substance, (k) any substance the presence of which on the property in question is prohibited under any Environmental Law, and (1) any other substance which under any Environmental Law requires special handling or notification of or reporting to any federal, state or local governmental entity in its generation, use, handling, collection, treatment, storage, re-cycling, treatment, transportation, recovery, removal, discharge or disposal.

         (t) ERISA.

                  (i) Except as set forth in the Disclosure Schedule, neither the Company nor any Subsidiary maintains or contributes to any (a) nonqualified deferred compensation, bonus, retirement or retiree health plans or arrangements, (b) qualified defined contribution or defined benefit plans or arrangements which are employee pension benefit plans (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974 ("ERISA")), or (c) employee welfare benefit plans (as defined in Section 3(l) of ERISA), or material fringe benefit plans or programs. Neither the Company nor any Subsidiary has within the past five years, contributed to any multi-employer pension plan (as defined in Section 3(37) of ERISA). Neither the Company nor any Subsidiary maintains or contributes to any employee welfare benefit plan which provides health, accident or life insurance benefits to former employees, their spouses or dependents, other than in accordance with
         Section 4980B of the Code.

                  (ii) With respect to each employee pension benefit plan, all contributions which are due (including all employer contributions and employee salary reduction contributions) have been paid to such employee pension benefit plan, all contributions, if any, for prior plan years have been paid and all contributions for the current plan year will be paid prior to the filing of the federal income tax return for the Company and each Subsidiary for the current plan year. With respect to the employee welfare benefit plans, all premiums or other payments which are due have been paid.

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SECURITIES PURCHASE AGREEMENT - PAGE 18

                  (iii) The Company has furnished to the Purchasers true and complete descriptions of each employee pension benefit plan and each employee welfare benefit plan.

         (u) TRANSACTIONS WITH RELATED PARTIES. Except as set forth in the Disclosure Schedule, no employee, officer, director or stockholder of the Company or any Subsidiary or member of his or her immediate family is indebted to the Company or any Subsidiary , nor is the Company or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company or any Subsidiary, and
(iii) for other employee benefits made generally available to all employees. To the Company's knowledge, none of such persons has any direct or indirect ownership interest in any Person with which the Company or any Subsidiary is affiliated or with which the Company or any Subsidiary has a business relationship, or any Person that competes with the Company or any Subsidiary, except that employees, stockholders, officers or directors of the Company and each Subsidiary and members of their immediate families may own less than five percent (5%) of the outstanding stock in publicly traded companies that may compete with the Company and each Subsidiary. To the Company's knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company or any Subsidiary (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company).

         (v) BUSINESS PLAN.

The Company has furnished to each Purchaser a complete and correct copy of the Business Plan. While the Company does not warrant that it will achieve the financial projections appearing in the Business Plan, the Business Plan discloses all assumptions used in the preparation of these projections, all such assumptions are reasonable, the Company has a reasonable basis for making these projections and has no reason to believe that the Company will be unable to meet these projections, and these projections fairly present the information which they purport to show.

         (w) NO SOLICITATION; NO INTEGRATION WITH OTHER OFFERINGS. No form of general solicitation or general advertising was used by the Company or, to the best of its actual knowledge, any other Person acting on behalf of the Company, in connection with the offer and sale of the Closing Shares or Debentures. Neither the Company, nor, to its knowledge, any Person acting on behalf of the Company, has, either directly or indirectly, sold or offered for sale to any Person (other than the Purchasers) any Debentures or, within the six months prior to the date hereof, any shares of Common Stock or security similar to the Debentures, except as contemplated by this Agreement, and the Company represents that neither itself nor any Person authorized to act on its behalf (except that the Company makes no representation as to the Purchasers and their Affiliates) will sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any Person or Persons so as

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SECURITIES PURCHASE AGREEMENT - PAGE 19
thereby to cause the issuance or sale of any of the securities referenced herein to be in violation of any of the provisions of Section 5 of the Securities Act.

         (x) INTERNAL ACCOUNTING CONTROLS. The minute books of the Company and each Subsidiary contain complete and accurate records of all meetings and other corporate actions of its shareholders and its Board of Directors and committees thereof. The stock ledger of the Company and each Subsidiary is complete and reflects all issuances, transfers, repurchases and cancellations of shares of capital stock of the Company and such Subsidiary, as applicable. The Company and each Subsidiary maintains a system of internal accounting controls sufficient, in the judgment of the Company's Board of Directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (y) YEAR 2000 COMPLIANCE.

                  (i) COMPUTER AND OTHER SYSTEMS. (a) All software programs and computer hardware that are owned, leased or licensed by the Company and each Subsidiary, or used by third parties on behalf of the Company and each Subsidiary ("Computer Systems"), are designated to be used prior to, during and after the calendar year 2000 A.D., including leap years;
         (b) all other operational systems that use software or equipment that are owned, leased, or licensed by the Company and each Subsidiary, or used by third parties on behalf of the Company and each Subsidiary ("Other Systems"), are designated to be used prior to, during and after the calendar year 2000 A.D., including leap years; (c) the Computer Systems and Other Systems will properly operate during each such period without error or degradation of performance caused by a lack of Year 2000 Capabilities, and (d) the Computer Systems and Other Systems will properly operate during each such period without requiring intervention or modification to Date Data.

                  (ii) CAPABILITIES OF SUPPLIERS, VENDORS AND LANDLORDS. To the best of the Company's knowledge after specific inquiry of all of its material suppliers, vendors and landlords, the Company and each Subsidiary will not suffer a loss from interruption or cessation of business operations, in whole or in part, as a result of such suppliers, vendors or landlords failing to provide materials, labor, supplies or access to leased space for the operation of the Company and each Subsidiary as a result of such suppliers or vendors not having Year 2000 Capabilities.

                  (iii) For purposes of this Agreement, (x) "Year 2000 Capabilities" means the ability to: (i) manage and manipulate data involving dates, including single century formulas and multi-century formulas, in a manner that will not cause an

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SECURITIES PURCHASE AGREEMENT - PAGE 20
         abnormally ending scenario or generate incorrect values or invalid results involving such dates, (ii) include the indication of proper century dates in all date-related user interface functions and date fields, and (iii) operate with proper century dates in date-related software or hardware interface functions and (y) "Date Data" means any existing data or input of date which includes an indication of or reference to date.

                  (z) FOREIGN PRACTICES. Neither the Company nor any of its Subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any Subsidiary has made any payments of funds of the Company or any Subsidiary, or received or retained any funds, in each case in violation of any law, rule or regulation.

                  (aa) DISCLOSURES. Neither this Agreement, any Related Agreement nor any exhibit hereto or thereto, nor any report, certificate or instrument furnished to any of the Purchasers in connection with the transactions contemplated in this Agreement or the Related Agreements, when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Company knows of no information or fact that has or would have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company and each Subsidiary which has not been disclosed to the Purchasers in this Agreement, the Related Agreements, the exhibits hereto or thereto, or other written materials furnished to the Purchasers.

                  (bb) REPRESENTATIONS IN RELATED AGREEMENTS. Each of the representations and warranties contained in this Section 4 is in addition to, and not in lieu of, any representation or warranty made by the Company in any Related Agreement.

         5. REPRESENTATIONS AND WARRANTIES OF FOUNDERS.

         The Founders jointly and severally represent and warrant to each of the Purchasers as follows:

                  (a) CONFLICTING AGREEMENTS. The Founders are not, as a result of the nature of the business conducted or proposed to be conducted by the Company, or for any other reason, in violation of (i) any fiduciary or confidential relationship, (ii) any term of any contract or covenant (either with the Company or with another entity) relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation or (iii) any other contract or agreement, or any judgment, decree or order of any court or administrative agency, in each case relating to or affecting the right of any Founder to be employed by the Company. No such relationship, term, judgment, decree or order conflicts with any Founder's obligations to use his best efforts to promote the interests of the Company nor does the execution, delivery and performance of this Agreement or any Related Agreement by any Founder or the activities of any Founder as an employee, officer or director of the Company, conflict with any such relationship, term, judgment, decree or order.

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SECURITIES PURCHASE AGREEMENT - PAGE 21

                  (b) LITIGATION.

         There is no action, suit or proceeding, or governmental inquiry or investigation, pending or, to the knowledge of any Founder, threatened against a Founder, and, to the knowledge of any Founder, there is no basis for any such action, suit, proceedings or governmental inquiry or investigation which could reasonably be expected to have a material adverse effect on the Company or to result in any change in ownership of the Company's capital stock (provided Kerry Rogers has disclosed that he is under investigation by various federal and state agencies).

                  (c) STOCKHOLDER AGREEMENTS.

         Except as contemplated by this Agreement, no Founder is a party to and has no knowledge of any agreements, written or oral, relating to the acquisition (including without limitation rights of first refusal or preemptive rights), sale, transfer or other disposition, registration under the Securities Act or voting of the capital stock of the Company.

                  (d) REPRESENTATIONS CORRECT.

         To the knowledge of the Founders, each of the representations and warranties of the Company contained in Section 4 is true and correct.

                  (e) DISCLOSURE.

         Neither this Agreement, any Related Agreement nor any exhibit hereto or thereto, nor any report, certificate or instrument furnished to any of the Purchasers in connection with the transactions contemplated by this Agreement or the Related Agreements when read together, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. The Founders know of no information or fact that has or would have a material adverse effect on the business, prospects, assets or condition, financial or otherwise, of the Company and each Subsidiary which has not been disclosed to the Purchasers in this Agreement, the Related Agreements, the exhibits hereto or thereto, or other written materials furnished to the Purchasers.

                  (f) REPRESENTATIONS IN RELATED AGREEMENTS. Each of the representations and warranties contained in this Section 5 is in addition to, and not in lieu of, any representation or warranty made each Founder in any Related Agreement.

         6. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS.

         Each of the Purchasers severally represents and warrants to the Company as follows:

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SECURITIES PURCHASE AGREEMENT - PAGE 22

                  (a) PURCHASE FOR INVESTMENT.

         Such Purchaser is acquiring the Closing Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, and, except as contemplated by this Agreement, the Related Agreements, and the exhibits hereto and thereto, such Purchaser has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof. Such Purchaser acknowledges the restrictions on transfer of the Closing Shares as set forth in Section 9 of this Agreement. Nothing contained in this Agreement shall limit or restrict the ability of a Purchaser from pledging or granting a Lien in respect of any of the Debentures or Closing Shares to secure bona fide obligations or indebtedness of the Purchaser.

                  (b) AUTHORITY.

         Such Purchaser has full power and authority to enter into and to perform this Agreement in accordance with its terms. Any Purchaser which is a corporation, partnership or trust represents that it has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

                  (c) ACCREDITED INVESTOR.

         Such Purchaser is an "accredited investor," as such term is defined in Regulation D promulgated under the Securities Act.

         7. CONDITIONS TO THE OBLIGATIONS OF THE PURCHASERS.

         The obligation of each of the Purchasers to purchase Debentures at the Closing is subject to the fulfillment or the waiver by each Purchaser of each of the following conditions on or before the Closing.

                  (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties contained in Sections 4 and 5 shall have been true at and as of the date of this Agreement and shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  (b) PERFORMANCE.

         The Company, each Founder and each other Current Stockholder shall have performed and complied with all agreements and conditions contained in this Agreement and the Related Agreements required to be performed or complied with by the Company or such Founder or other Current Stockholder prior to or at the Closing.

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SECURITIES PURCHASE AGREEMENT - PAGE 23

                  (c) OPINION OF COUNSEL.

         Each Purchaser shall have received an opinion from counsel for the Company, dated the date of the Closing, addressed to the Purchasers, satisfactory in form and substance to the Purchasers and their special counsel and substantially in the form attached as Exhibit E.

                  (d) RELATED AGREEMENTS.

                           (i) Debentures in the aggregate principal amount of
                  $6,000,000 in the form attached hereto as Exhibit B shall have been executed and delivered by the Company at the Closing.

                           (ii) The Stockholders Agreement attached hereto as
                  Exhibit F (the "Stockholders Agreement") shall have been executed and delivered by the Company, the Founders and each of the other current stockholders of the Company (collectively, with the Founders, the "Current Stockholders") and each of the Purchasers at or prior to the Closing. All actions to be taken by the Company and the Current Stockholders as contemplated by the Stockholders Agreement shall have occurred, including, without limitation, all actions necessary to (x) elect a Board of Directors of the Company of five (5) members, three (3) of which shall be the Purchaser Directors, (y) appoint Steve Loglisci as the President and Treasurer of the Company, and (z) appoint Kerry Rogers as the Chief Technology Officer of the Company.

                           (iii) [RESERVED].

                           (iv) [RESERVED].

                           (v) The Security Agreement and the Pledge Agreement
                  attached hereto as Exhibits G and H (collectively, the "Security Agreement") shall have been executed and delivered by the Company, together with the delivery to the Purchasers of UCC financing statements duly executed by the Company necessary to perfect the collateral pledged thereunder (which represents all of the stock of the Company's two subsidiaries and all of the assets of the Company).

                           (vi) The Registration Rights Agreement attached
                  hereto as Exhibit I (the "Registration Rights Agreement") shall have been executed and delivered by the Company and each of the Purchasers at or prior to the Closing.

                           (vii) [RESERVED].

                           (viii) [RESERVED].

                           (ix) The Closing Shares shall have been duly issued
                  to the Purchasers by the Company at the Closing.

                           (x) Each of the Founders and the Company shall have
                  executed and delivered the form of Employment and Noncompetition Agreement attached hereto as Exhibit J (collectively, the "Employment Agreements").

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SECURITIES PURCHASE AGREEMENT - PAGE 24

                           (xi) Kerry Rogers shall execute and deliver to the
                  Company and the Purchasers the Pari Passu Agreement in the form attached hereto as Exhibit K (the "Pari Passu Agreement") which (x) confirms that the only sum owed by the Company or its Subsidiaries to Mr. Rogers or his Affiliates at the Closing is $164,000 (the "Rogers Note") and (y) provides the terms of repayment of the interest and principal due on the Rogers Note.

                           (xii) [RESERVED]

                  (e) [RESERVED]

                  (f) CERTIFICATES AND DOCUMENTS.

         The Company shall have delivered to the Purchasers or special counsel to the Purchasers:

                           (i) a certificate dated the date of the Closing
                  certifying to the fulfillment of the conditions specified in this Section 7;

                           (ii) certificates, as of the most recent practicable
                  dates, as to the existence and corporate good standing of the Company and each Subsidiary;

                           (iii) Certificates of Incorporation and Bylaws of the
                  Company and each Subsidiary, certified by its Secretary as of the date of the Closing (with the Certificate of Incorporation of the Company amended in a form acceptable to the Purchasers to increase the authorized shares of Common Stock to 100,000 shares, waive any preemptive rights of the stockholders, and provide that a vote of only a majority of the outstanding Common Stock is necessary to approve any merger, sale of all or substantially all assets, share exchange or similar action of the Company);

                           (iv) resolutions of the Board of Directors of the
                  Company, authorizing and approving all matters in connection with this Agreement, the Related Agreements and the transactions contemplated herein and therein, certified by the Secretary of the Company as of the date of the Closing; and

                           (v) such other documents relating to the transactions
                  contemplated in this Agreement and the Related Agreements as any Purchaser may reasonably request.

                  (g) EXCHANGE OF ASSUMED DEBENTURES.

         At the Closing, Infinity shall have surrendered the Assumed Debentures to the Company in exchange for the Restated Debentures and in complete discharge and satisfaction of the indebtedness represented by the Assumed Debentures.

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SECURITIES PURCHASE AGREEMENT - PAGE 25

                  (h) SECURITY INTERESTS. The Purchasers shall have received evidence satisfactory to them that Uniform Commercial Code financing statements in proper form have been executed by all proper parties, that such financing statements have been filed in all necessary filing offices and that all security interests created under the Related Agreements are of first priority.

                  (i) USE OF PROCEEDS. The Purchasers shall have received the Use of Proceeds Statement in a form acceptable to the Purchasers.

                  (j) AVANTEL AMENDMENT. The contractual agreement between the Company and Avantel shall have been amended on terms satisfactory to the Purchasers, with evidence of the execution and delivery of such amendment in a form acceptable to the Purchasers.

                  (k) OTHER MATTERS.

         All corporate and other proceedings in connection with the transactions contemplated in this Agreement and the Related Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         The Purchasers shall advance all of the New Advance to the Company at the Closing or on such date thereafter as the Company shall request; provided, the Company shall not pay any more funds to Avantel after the date hereof until the condition in clause (j) above is satisfied.

         8. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY.

         The obligations of the Company to issue and sell Debentures and Closing Shares to the Purchasers at the Closing are subject to fulfillment or the waiver by the Company of each of the following conditions on or before the Closing:

                  (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES.

         The representations and warranties of the Purchasers contained in
         Section 6 shall be true at and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  (b) INVESTMENT.

         At the Closing, (a) Infinity shall have surrendered the Assumed Debentures to the Company as payment of the purchase price for $2,697,610 of the Debentures to be purchased at the Closing and (b) the Purchasers shall have tendered to the Company (I) $250,000 of the New Advance as contemplated by the Letter Agreement (by direct remittance to Avantel at the direction of the Company) for the purchase of the remaining Debentures to be purchased at the Closing by such Purchasers and (II) $24 for the purchase of the Closing Shares to be purchased at the Closing by the Purchasers.

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SECURITIES PURCHASE AGREEMENT - PAGE 26

                  (c) OTHER MATTERS.

         All corporate and other proceedings in connection with the transactions contemplated in this Agreement and the Related Agreements and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Company and its counsel, and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         9. AFFIRMATIVE COVENANTS OF THE COMPANY.

                  (a) INSPECTION AND OBSERVATION.

         The Company shall permit each Purchaser or any authorized representative of a Purchaser, to visit and inspect the properties of the Company and each Subsidiary, including its corporate and financial records, and to discuss its business and finances with officers of the Company, during normal business hours following reasonable notice, without interference to the conduct of the Company's or any Subsidiary's business and as often as may be reasonably requested.

                  (b) FINANCIAL STATEMENTS AND OTHER INFORMATION.

         The Company shall deliver to each Purchaser:

                           (i) within 90 days after the end of each fiscal year
                  of the Company, a consolidated audited balance sheet of the Company and each Subsidiary as at the end of such year and consolidated audited statements of operations and of cash flows of the Company and each Subsidiary for such year, certified by public accountants of established national reputation selected by the Company, and prepared in accordance with GAAP;

                           (ii) within 45 days after the end of each of the
                  first three fiscal quarters of each fiscal year a consolidated unaudited balance sheet of the Company and each Subsidiary as at the end of such quarter and consolidated unaudited statements of operations and of cash flows of the Company and each Subsidiary for such quarter and for the current fiscal year to the end of such quarter, prepared in accordance with GAAP, and setting forth in comparative form the Company's Budget for the corresponding periods for the current fiscal year;

                           (iii) within 30 days after the end of each month, a
                  consolidated unaudited balance sheet of the Company and each Subsidiary as at the end of such month and consolidated unaudited statements of operations and of cash flows of the Company and each Subsidiary for such month and for the current fiscal year to the end of such month, setting forth in comparative form the Company's Budget for the corresponding periods for the current fiscal year, accompanied by an executive

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SECURITIES PURCHASE AGREEMENT - PAGE 27
                  summary of the activities of the Company and each Subsidiary during such month, signed by the Company's chief executive officer and chief financial officer;

                           (iv) as soon as available, but in any event not later
                  than 30 days prior to the beginning of each new fiscal year, an operating and capital budget for the Company and each Subsidiary for such fiscal year approved by the Board of Directors (the "Budget"); and

                           (v) with reasonable promptness, such other notices,
                  information and data with respect to the Company and each Subsidiary as the Company delivers to the holders of its Common Stock and such other information and data as such Purchaser may from time to time reasonably request.

         The financial statements delivered pursuant to clauses (ii) and (iii) shall be accompanied by a certificate of the chief financial officer of the Company stating that (x) such statements have been prepared in accordance with GAAP consistently applied and fairly present the financial condition and results of operations of the Company and each Subsidiary at the date thereof and for the periods covered thereby and (y) no Default or Event of Default has occurred or then exists.

                  (c) MATERIAL CHANGES AND LITIGATION.

         The Company shall promptly notify each Purchaser of any Default or Event of Default or of any material adverse change in the business, prospects, assets or condition, financial or otherwise, of the Company or any Subsidiary and of any litigation or governmental proceeding or investigation brought or, to the Company's knowledge, threatened against the Company or any Subsidiary, or against any officer, director, employee or stockholder of the Company or any Subsidiary materially adversely affecting or which, if adversely determined, could reasonably be expected to materially adversely affect its business, prospects, assets or condition, financial or otherwise.

                  (d) OTHER AFFIRMATIVE COVENANTS.

         Unless the prior approval of holders of at least 66-2/3% of the Debentures (by aggregate outstanding principal balance thereof) (the "Majority Holders") has been obtained, the Company shall (and shall cause each Subsidiary to):

                           (i) maintain in full force and effect all leases,
                  Permits and other rights necessary to the operation of the business of the Company and each Subsidiary;

                           (ii) maintain its corporate existence and its
                  business and maintain all properties which are reasonably necessary for the conduct of its business, now or hereafter owned by it, in good repair, working order and condition, reasonable wear and tear excepted, and make any replacements of properties necessary for the successful operation of its business;

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SECURITIES PURCHASE AGREEMENT - PAGE 28

                           (iii) maintain on all insurable properties now or
                  hereafter owned by it insurance against loss or damage by fire or other casualty to the extent customary with respect to similar properties of companies conducting business similar to that conducted by it, and to maintain public liability and workers' compensation insurance covering it to the extent customary with respect to companies conducting business similar to the business conducted by the Company and each Subsidiary;

                           (iv) comply in all material respects with all
                  material contracts, Permits or other agreements or instruments to which it is now or hereafter a party or by which it or any of its properties and assets are now or hereafter bound, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves have been established on its books with respect thereto in accordance with GAAP;

                           (v) pay and discharge when payable all taxes,
                  assessments and governmental charges imposed upon its respective properties or upon the income or profits therefrom (in each case before the same becomes delinquent and before penalties accrue thereon) and all claims for labor, materials or supplies which if unpaid might by law become a lien or other encumbrance upon any of its respective properties, unless and to the extent that the same are being contested in good faith and by appropriate proceedings and adequate reserves (as determined in accordance with GAAP) have been established on its respective books with respect thereto;

                           (vi) comply with all applicable laws, rules and
                  regulations of all governmental authorities, the violation of which could reasonably be expected to have a material adverse effect on its financial condition, operating results or business prospects of the Company or any Subsidiary; and

                           (vii) maintain proper books of record and account
                  which fairly represent its financial condition and results of operations and make provisions on its financial statements for all such proper reserves as in each case are required in accordance with GAAP;

                  (e) KEY PERSONNEL LIFE INSURANCE.

         The Company shall on or prior to the Closing obtain, and will use its best efforts to maintain in force with a financially sound and reputable insurer, one or more policies for term life insurance on the life of Kerry Rogers in the aggregate amount of at least $3,000,000. Each such policy shall name the Purchasers as the sole beneficiary and as loss payee (to the extent of the indebtedness due under the Debentures, and thereafter the Company as the sole beneficiary and as loss payee) of all amounts payable under such policy and shall not be cancelable by the Company without the prior approval of the Majority Holders.

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SECURITIES PURCHASE AGREEMENT - PAGE 29

                  (f) [RESERVED]

                  (g) ELECTION OF PURCHASER DIRECTORS.

                           (i) The Company shall use its best efforts to enforce
                  the obligations of the Current Stockholders under the Stockholders Agreement and shall not permit to occur any amendment to the Stockholders Agreement without the prior written consent of the Majority Holders.

                           (ii) The Company will promptly reimburse all
                  Directors for all reasonable costs incurred in connection with attending any meeting of the Board of Directors of the Company or otherwise incurred in connection with fulfilling their duties as Directors of the Company.

                  (h) USE OF PROCEEDS. The proceeds of the New Advance will be used by the Company for working capital and other general corporate purposes. Specifically, at the Closing the Company shall provide a detailed use of the proceeds of the New Advance and direct payment instructions for various account payees, their addresses, the amounts to be so paid, wire transfer instructions, the name of a contact person of such payee and an explanation of the reason for the incurrence of such payable (the "Use of Proceeds Statement"). All funds directly paid to such third parties shall be deemed to have been advanced by the Purchasers to the Company hereunder and under the Debentures.

                  (i) STOCK OPTION PLAN. Following the Closing, the Board of Directors shall adopt a stock option plan of the Company providing for the issuance of up to a maximum aggregate of 360 shares of Common Stock (inclusive of all shares previously authorized and/or issued pursuant to any stock option plan of the Company) to senior executives or other employees of the Company; provided, however, the Founders acknowledge that no current intention exists to include the Founders in such plan.

         10. NEGATIVE COVENANTS. Unless the prior approval of the Majority Holders has been obtained, the Company shall not, and shall not allow any Subsidiary to:

                           (i) Effect any sale, lease, assignment, transfer,
                  exchange or other conveyance of all or substantially all of the assets of the Company or any Subsidiary, or any consolidation or merger involving the Company or any reclassification or other change of any capital stock or any recapitalization of the Company, or any dissolution, liquidation or winding up of the Company or, make any agreement or become obligated to do so;

                           (ii) Enter into or engage in any line of business
                  other than as described in the Business Plan and related activities;

                           (iii) Declare or pay any dividends or declare or make
                  any other distribution,

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SECURITIES PURCHASE AGREEMENT - PAGE 30
                  direct or indirect on account of the Common Stock (or any other shares of capital stock of the Company) or set apart any sum for any such purpose;

                           (iv) Purchase, redeem or otherwise acquire for value
                  (or pay into or set aside as a sinking fund for such purpose) any of the Common Stock (or any other shares of capital stock of the Company); provided, however, that this restriction shall not apply to the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for the Company or any Subsidiary pursuant to agreements under which the Company has the option to repurchase such shares, such as the termination of employment or service to the Company or any Subsidiary;

                           (v) Create or commit to create a Subsidiary unless
                  all of the outstanding securities of such Subsidiary are owned by the Company or by a Subsidiary of the Company; provided that the Company owns all of the outstanding securities of such Subsidiary;

                           (vi) Incur any Debt not in existence on the date
                  hereof other than Debt owed to the Purchasers and additional Debt after the Closing not to exceed $500,000 in the aggregate (unless approved by the Purchaser Directors);

                           (vii) Incur any Lien, or permit to exist any Lien, of
                  any kind against any of the assets or properties of the Company or any of its Subsidiaries, except the Liens granted to the Purchasers and Permitted Liens;

                           (viii) Enter into any transaction with an Affiliate
                  or make any payment to an Affiliate (whether in cash or property) or any type except on terms to the Company or such Subsidiary no less favorable than terms that could be obtained by the Company or such Subsidiary from a Person that is not an Affiliate of the Company, as determined in good faith by the Board of Directors of the Company;

                           (ix) Make any expenditure not specified in the Budget
                  in excess of $5,000 or become liable under any agreement which requires annual payments not specified in the Budget in excess of $5,000 unless approved in advance by either (i) the President (currently Steve Loglisci) and Kerry Rogers (so long as he owns shares of Common Stock) or (ii) the Board of Directors of the Company; or

                           (x) Make payments of salary, bonus or otherwise
                  provide compensation (including benefits) to its officers or employees in excess of the amounts listed on item 4.r. of the Disclosure Schedule; provided in no event will any such Persons or their Affiliates receive any stock options or other securities as a result of serving as an officer, director, employee or consultant to or of the Company or any of its Subsidiaries except as set forth in any Approved Plan.

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SECURITIES PURCHASE AGREEMENT - PAGE 31

         11. TRANSFERS OF SECURITIES.

                  (a) RESTRICTIONS.

         The restrictions on the sale or transfer of the Closing Shares set forth in this Section 11 shall cease to apply to such Closing Shares
         (i) upon any sale of such Closing Shares pursuant to the Registration Rights Agreement, Section 4(l) of the Securities Act, or Rule 144 under the Securities Act or (ii) at such time as such Closing Shares become eligible for resale under Rule 144(k) under the Securities Act.

                  (b) REQUIREMENTS FOR TRANSFER.

                           (i) The Closing Shares shall not be sold or
                  transferred unless either (a) they first shall have been registered under the Securities Act or (b) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

                           (ii) Notwithstanding the foregoing, no registration
                  or opinion of counsel shall be required for (a) a transfer by a Purchaser to an Affiliate which agrees in writing to be subject to the terms of this Section 11 to the same extent as if such Affiliate were an original Purchaser hereunder, or (b) a transfer made in accordance with Rule 144 under the Securities Act.

                  (c) LEGENDS.

         Each certificate representing Closing Shares shall bear a legend substantially in the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM."

         The foregoing legend shall be removed from the certificates representing Closing Shares at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act.

                  (d) DEBENTURES. Each Debenture may be sold or transferred, together with the Security Agreement, by the Purchasers without regard to the restrictions contained in this Section 11, unless in the written opinion of counsel to the Company the Debentures are a security (as such term is defined in Section 2(1) of the Securities Act), whereupon the Debentures may be sold or transferred on the same basis as the Closing Shares pursuant to the foregoing provisions.


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SECURITIES PURCHASE AGREEMENT - PAGE 32

                  (e) RIGHT OF PARTICIPATION. Notwithstanding the foregoing, the Purchasers may assign or participate 50% or less of the Closing Shares and any portion of the Debentures (together with all rights of the Purchasers under this Agreement and the Related Agreements associated therewith) to AXIS or any other Person without the consent or approval of the Company or any Founder or any other Current Stockholders, which assignee shall (x) make representations and warranties to the Company substantially similar to those set forth in Section 6 hereof as made by the Purchasers and (y) agree to be bound by the terms of this Agreement and the Related Agreements (including the transfer restrictions set forth in this Section 11).

         12. MISCELLANEOUS.

                  (a) SUCCESSORS AND ASSIGNS.

         The rights and obligations of each Purchaser under this Agreement and each Related Agreement may be assigned by such Purchaser to any Person or entity to which Debentures are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement.

                  (b) CONFIDENTIALITY.

         Except as required by law, each Purchaser agrees that it will keep confidential and will not disclose or divulge any confidential, proprietary or secret information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement or otherwise, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company, (ii) to any prospective purchaser of any Debentures from such Purchaser as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 12 or (iii) to any Affiliate of such Purchaser or to a partner or shareholder of such Purchaser.

                  (c) SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

         All agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the closing of the transactions contemplated herein, regardless of any investigation by the Purchasers or on behalf of the Purchasers.

                  (d) EXPENSES.

         The Company agrees to pay and hold the Purchasers and holders of the Debentures harmless from liability for the payment of:

                           (i) the fees and expenses of the Purchasers,
                  including the reasonable fees and


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SECURITIES PURCHASE AGREEMENT - PAGE 33
                  expenses of Arter & Hadden, LLP, special counsel to the Purchasers, arising in connection with the negotiation and execution of this Agreement, the Related Agreements and consummation of the transactions contemplated herein. At the Closing, the Purchasers shall provide an estimate of such reimbursable amounts (the "Estimated Expense Reimbursement Fee"). To the extent the actual fees and expenses of the Purchasers exceed the Estimated Expense Reimbursement Fee, the Company shall promptly pay such excess to the Purchasers or, at their election, their counsel;

                           (ii) the fees and expenses incurred with respect to
                  the interpretation of, or any amendments or waivers to this Agreement or the Related Agreements (whether or not the same become effective):

                           (iii) if a Purchaser or other holder of Debentures or
                  Conversion Shares desires to sell or otherwise transfer any or all of the Debentures or Conversion Shares held by it and counsel for the Company declines to render a legal opinion to such Purchaser or holder, without cost or expense to such Purchaser or holder, whether or not registration under the Securities Act will be required for such sale or transfer, the fees and expenses of counsel for such Purchaser or holder in obtaining such an opinion;

                           (iv) the fees and expenses incurred in reviewing any
                  registration statement or prospectus or any amendments or supplements thereto prepared pursuant to the Registration Rights Agreement;

                           (v) the fees and expenses incurred in connection with
                  any requested waiver of the right of any holder of Debentures or the consent of any holder of Debentures to contemplated acts of the Company not otherwise permissible by the terms of this Agreement or the Related Agreements;

                           (vi) stamp and other taxes, excluding income taxes,
                  which may be payable with respect to the execution and delivery of this Agreement or the issuance, delivery or acquisition of the Debentures or the Closing Shares;

                           (vii) the fees and expenses incurred in respect of
                  the enforcement of the rights granted under this Agreement and the Related Agreements;

                           (viii) all costs, fees and expenses incurred by the
                  Company in its performance of and compliance with this Agreement and the Related Agreements; and

                           (ix) fees and expenses incurred by each such Person
                  in any filing with any governmental with respect to its investment in the Company or in any other filing with any governmental agency with respect to the Company which mentions such Person.


--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 34

                  (e) NOTICES.

         All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after having been mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company, at its address set forth on the signature page hereto, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers.

         If to a Purchaser, at its address set forth on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser.

                  (f) BROKERS.

         The Company, the Founders and the Purchasers each represent and warrant to the other parties hereto that it has not retained or engaged any finder or broker in connection with the transactions contemplated in this Agreement. The Company, the Founders and each Purchaser will indemnify and save the other parties harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders fees or commissions, or consulting fees in connection with the transactions contemplated in this Agreement asserted by any Person on the basis of any statement or representation alleged to have been made by such indemnifying party.

                  (g) ENTIRE AGREEMENT.

         This Agreement, the exhibits hereto and the Related Agreements embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (h) AMENDMENTS AND WAIVERS.

         Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Majority Holders. Any amendment or waiver effected in accordance with this Section 12 shall be binding upon each holder of any Debentures, each future holder of all such Debentures and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (i) COUNTERPARTS.

         This Agreement may be executed by facsimile signature and in one or more counterparts,


--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 35
         each of which shall be deemed to be an original, but all of which shall be one and the same document.

                  (j) HEADINGS.

         The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

                  (k) SEVERABILITY.

         The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (l) RULES OF CONSTRUCTION.

         Each covenant contained in this Agreement and each Related Agreement shall be construed (absent an express contrary provision therein) as being independent of each other covenant contained herein and therein and compliance with one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any or all other covenants. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The term "to the Company's knowledge" shall mean the knowledge of the Company after reasonable inquiry and investigation concerning the subject matter of the representation and warranty. Any statements, representations or warranties that are based upon the knowledge of the Company shall be deemed to have been made after reasonable inquiry by the Company with respect to the matter in question. Whenever the terms "satisfactory to Purchaser", "determined by Purchaser", "acceptable to Purchaser", "consent of Purchaser", "approved by Purchaser", "as Purchaser shall elect", "as Purchaser shall request" or similar terms used in this Agreement or any Related Agreement with respect to the Purchasers (or the Majority Holders, as applicable), except as otherwise specifically provided herein or therein, such terms shall mean satisfactory to, at the election of, determined by, acceptable to or requested by, as applicable, such Purchasers (or Majority Holders, as applicable) in their sole and absolute discretion.

                  (m) GOVERNING LAW.

         THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEVADA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEVADA.

--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 36

                  (n) FURTHER ASSURANCES.

         Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and all such further documents and take any and all such other actions as may be necessary or appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated herein.

                  (o) INDEMNIFICATION.

         The Company without limitation as to time, will indemnify each Purchaser and its agents and representatives against, and hold each Purchaser and its agents and representatives harmless from, all losses, claims, damages, liabilities, costs (including the costs of preparation and attorneys' fees and expenses) (collectively, the "Losses") incurred pursuant to any investigation or proceeding against the Company, any Purchaser or any of their agents and representatives arising out of or in connection with this Agreement, any Related Agreement (or any other document or instrument executed pursuant hereto or thereto), which investigation or proceeding requires the participation of, or is commenced or filed against, one or more of the Purchasers and any of their agents because of this Agreement, the Related Agreements and the transactions contemplated herein and therein, other than any Losses resulting from action on the part of such Purchaser or its agents or representatives which is finally determined in such proceeding to be primarily and directly a result of (i) such Purchaser's gross negligence or willful misconduct, (ii) a breach of a fiduciary duty, if any, owed by such Purchaser to the Company, (iii) an act or omission that involves intentional misconduct or a knowing violation of law by such Purchaser, (iv) a transaction from which the Purchaser received an improper personal benefit or (v) Losses incurred by or on behalf of an agent of a Purchaser which are the subject of the Indemnification Agreement entered into by the Company and such agent pursuant to the Stockholders Agreement, as to which Losses such Indemnification Agreement, rather than this Section 12, shall apply. The Company agrees to reimburse each Purchaser and its agents and representatives promptly for all such Losses as they are incurred by such Purchaser and its agents. Each Purchaser agrees to reimburse the Company for any payments made by the Company to such Purchaser pursuant to this Section 12 for Losses which are finally determined in such proceeding to primarily and directly result from the gross negligence or willful misconduct of such Purchaser. The obligations of the Company to each Purchaser and its agents and representatives under this Section 12 will be separate obligations. The obligations of the Company under this Section 12 will survive any transfer of securities by any Purchaser and the termination of this Agreement or any Related Agreement.

                  (p) EXCULPATION AMONG PURCHASERS.

         Each Purchaser acknowledges that it is not relying upon any other Purchaser, or any officer, director, employee, agent, partner or Affiliate of any such other Purchaser, in making its investment or decision to invest in the Company or in monitoring such investment. Each Purchaser agrees that no Purchaser nor any controlling Person, officer,


--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 37
         director, shareholder, partner, agent or employee of any Purchaser shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them relating to or in connection with the Company or the Debentures, or both. Without limiting the foregoing, no Purchaser (nor any of its Affiliates, officers, directors, shareholders, partners, agents or employees) or other holder of any Debentures shall have any obligation, liability or responsibility whatsoever for the accuracy, completeness or fairness of any or all information about the Company or any subsidiary or their respective properties, business or financial and other affairs, acquired by such Purchaser or holder from the Company or any subsidiary or the respective officers, directors, employees, agents, representatives, counsel or auditors of either, and in turn provided to another Purchaser or holder, nor shall any such Purchaser (or such other Person) have any obligation or responsibility whatsoever to provide any such information to any other Purchaser (or such other Person) or holder or to continue to provide any such information if any information is provided.




                            [SIGNATURE PAGES FOLLOW]


         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

                                     ORIX GLOBAL COMMUNICATIONS, INC.

                                     By:
                                     Title:

                                     Address: 1771 East Flamingo Road, Ste. B200
                                              Las Vegas, NV 89119
                                     Fax:     702/792-3313


                                     FOUNDERS:


                                     KERRY ROGERS

                                     Address: 1771 East Flamingo Road, Ste. B200
                                              Las Vegas, NV 89119
                                     Fax:     702/792-3313


--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 38

                                     JACK HIGGINS

                                     Address: 1771 East Flamingo Road, Ste. B200
                                              Las Vegas, NV 89119
                                     Fax:     702/792-3313


                                     BOB MICHAELS

                                     Address: 1771 East Flamingo Road, Ste. B200
                                              Las Vegas, NV 89119
                                     Fax:     702/792-3313

--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 39

                                     PURCHASERS:

                                     INFINITY INVESTORS LIMITED

                                     By:
                                     Title:

                                     Address: 38 Hertford Street
                                              London, England W1Y 7TG
                                     Fax:     011-44-171-355-4975



--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 40

                                   SCHEDULE A

                                                                    NUMBER OF
NAME                           AMOUNT OF INDEBTEDNESS            CLOSING SHARES
----                           ----------------------            --------------
Infinity Investors Limited          $6,000,000                        2,400




--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 41

EXHIBITS:
Exhibit A         Schedule of Purchasers
Exhibit B         Form of Debentures
Exhibit C         Business Plan
Exhibit D         Schedule of Exceptions (Disclosure Schedule)
Exhibit E         Opinion of Counsel (for the Company as provided to Purchaser)
Exhibit F         Stockholders Agreement
Exhibit G         Security Agreement
Exhibit H         Pledge Agreement
Exhibit I         Registration Rights Agreement
Exhibit J         Employment and Noncompetition Agreement
Exhibit K         Pari Passu Agreement

--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 42

                                   SCHEDULE A


                                                              NUMBER OF
NAME                          AMOUNT OF INDEBTEDNESS        CLOSING SHARES
----                          ----------------------        --------------
Infinity Investors Limited         $6,000,000                    2,400












--------------------------------------------------------------------------------
SECURITIES PURCHASE AGREEMENT - PAGE 40
(INFINITY/ORIX GLOBAL)

FORM                                                               EXHIBIT B


                                    DEBENTURE



___________                                                       June __, 1998

         FOR VALUE RECEIVED, on or before ________, 2000 ("Maturity Date"), the undersigned and if more than one, each of them, jointly and severally (hereinafter referred to as "Borrower"), promises to pay to the order of _________________("Lender") at its offices at _______________________ the principal amount of ________________ DOLLARS ($_______) ("Total Principal Amount"), or such amount less than the Total Principal Amount which is outstanding from time to time if the total amount outstanding under this Debenture ("Debenture") is less than the Total Principal Amount, together with interest on such portion of the Total Principal Amount which has been advanced to Borrower from the date advanced until paid at a fixed rate per annum equal to the lesser of (a) the Maximum Rate (as hereinafter defined) or (b) eight percent (8%), calculated on the basis of actual days elapsed but computed as if each year consisted of 360 days. The term "Maximum Rate," as used herein, shall mean at the particular time in question the maximum rate of interest, if any, which, under applicable law, may then be charged on this Debenture. If such maximum rate of interest changes after the date hereof and this Debenture provides for a fluctuating rate of interest, the Maximum Rate shall be automatically increased or decreased, as the case may be, without notice to Borrower from time to time as of the effective date of each change in such maximum rate. If applicable law ceases to provide for such a maximum rate of interest, the Maximum Rate shall be equal to eighteen percent (18%) per annum.

         The principal of and all accrued but unpaid interest on this Debenture shall be due and payable as follows:

                  (a) interest shall be due and payable monthly as it accrues, commencing on the ___ day of ____, 1998 and continuing on the last day of each successive month thereafter during the term of this Debenture;

                  (b) principal of the Debenture shall be due and payable in _________ equal monthly installments in the amount of ________ each, commencing on ________, 1999 and continuing on the last day of each successive month thereafter;

                  (c) in addition to the payments pursuant to subsection (b) above, Borrower shall, on the last day of each calendar month, prepay all or a portion of the principal balance of this Debenture from all Available Cash Flow of Borrower. As used herein, Available Cash Flow means the amount of cash on hand on such last day of such month and received by Borrower from any source, less the cash expenses of Borrower, any capital expenditures of Borrower, any principal and interest payments on indebtedness of Borrower and a reserve maintained in an amount determined by Borrower's Board of Directors, considering current needs for operating capital and prudent reserves for future operating capital; and

                  (d) the outstanding principal balance of this Debenture, together with all accrued but unpaid interest, shall be due and payable on the Maturity Date.

         If a payment is ten (10) or more days late, Borrower will pay a delinquency charge in an amount equal to the greater of (i) 5.0% of the amount of the delinquent payment up to the maximum amount of $250.00, or (ii) $25.00. Upon an Event of Default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the interest rate provided for herein by three (3.00) percentage points and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Debenture.

         This Debenture evidences obligations and indebtedness from time to time owing by Borrower to Lender pursuant to that certain Securities Purchase Agreement of even date herewith by and between Borrower and Lender ("Securities Purchase Agreement"), and is secured by a Security Agreement and Pledge Agreement, each of even

DEBENTURE-Page 1

FORM

date herewith by Borrower, covering certain collateral as more particularly described therein.

         This Debenture, the Securities Purchase Agreement, such Security Agreement and Pledge Agreement, and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to this Debenture, including but not limited to those documents described above, are hereinafter collectively referred to as the "Loan Documents." The holder of this Debenture is entitled to the benefits and security provided in the Loan Documents.

         Borrower may from time to time prepay all or any portion of the principal of this Debenture without premium or penalty. Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to unpaid accrued interest, then to principal, and any remaining amount to any unpaid collection costs, delinquency charges and other charges; provided, however, upon delinquency or other Event of Default, Lender reserves the right to apply payments among principal, interest, delinquency charges, collection costs and other charges, at its discretion. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Lender may from time to time determine in its sole discretion. All payments and prepayments of principal of or interest on this Debenture shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Debenture shall designate in writing to Borrower. If any payment of principal of or interest on this Debenture shall become due on a day which is not a Business Day (as hereinafter defined), such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. As used herein, the term "Business Day" shall mean any day other than a Saturday, Sunday or any other day on which national banking associations are authorized to be closed. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Debenture.

         Borrower agrees that no advances under this Debenture shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

         Borrower agrees that upon the occurrence of any one or more of the following events of default ("Event of Default"):

                  (a) failure of Borrower to pay when due all or any part of the principal on this Debenture or any other Debenture issued pursuant to the terms of the Securities Purchase Agreement;

                  (b) failure of Borrower to pay (i) within twenty (20) Business Days of the due date thereof any interest on this Debenture or any other Debenture issued pursuant to the terms of the Securities Purchase Agreement or (ii) within twenty (20) Business Days following the delivery of notice to Borrower of any fees or any other amount payable (not otherwise referred to in (a) above or this clause (b)) by Borrower under this Debenture or any other Debenture issued pursuant to the terms of the Securities Purchase Agreement;

                  (c) any representation, warranty, certification or statement made by Borrower in the Securities Purchase Agreement or any Related Agreement (as such term is defined in the Securities Purchase Agreement) or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Securities Purchase Agreement or any Related Agreement shall prove to have been untrue in any material respect when made;

                  (d) failure on the part of Borrower to observe or perform any of the covenants or agreement contained in Section 10 of the Securities Purchase Agreement (Negative Covenants);

                  (e) failure on the part of Borrower to observe or perform any covenant or agreement contained in the Securities Purchase Agreement or any Related Document (other than those covered by

DEBENTURE-Page 2

FORM

         clauses (a) through (d) above), which failure is not cured within thirty (30) days of such failure;

                  (f) any of the Current Stockholders (as such term is defined in the Securities Purchase Agreement) shall fail to perform, in any material respect, any of their respective obligations under, or shall have breached any material item of, the Securities Purchase Agreement or any Related Agreement;

                  (g) Borrower or any Subsidiary (as such term is defined in the Securities Purchase Agreement) has commenced a voluntary case or other proceeding seeking liquidation, winding-up, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or has consented to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or has made a general assignment for the benefit of creditors, or has failed generally to pay its debts as they become due, or has taken any corporate action to authorize any of the foregoing;

                  (h) an involuntary case or other proceeding has been commenced against Borrower or any Subsidiary, seeking liquidation, winding-up, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency, moratorium or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 days, or an order for relief has been entered against Borrower or any Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

                  (i) judgments or orders for the payment of money which in the aggregate at any one time exceed $250,000 and are not covered by insurance have been rendered against Borrower or any Subsidiary by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days, the holder of this Debenture may, at its option, without further notice or demand, (i) declare the outstanding principal balance of and accrued but unpaid interest on this Debenture at once due and payable, (ii) refuse to advance any additional amounts under this Debenture, (iii) foreclose all liens securing payment hereof, (iv) pursue any and all other rights, remedies and recourses available to the holder hereof, including but not limited to any such rights, remedies or recourses under the Related Agreements and Loan Documents, at law or in equity, or (v) pursue any combination of the foregoing.

         The failure to exercise the option to accelerate the maturity of this Debenture or any other right, remedy or recourse available to the holder hereof upon the occurrence of an Event of Default hereunder shall not constitute a waiver of the right of the holder of this Debenture to exercise the same at that time or at any subsequent time with respect to such Event of Default or any other Event of Default. The rights, remedies and recourses of the holder hereof, as provided in this Debenture and in any of the other Loan Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Debenture which is less than the payment in full of all amounts due and payable at the time of such payment shall not (i) constitute a waiver of or impair, reduce, release or extinguish any right, remedy or recourse of the holder hereof, or nullify any prior exercise of any such right, remedy or recourse, or
(ii) impair, reduce, release or extinguish the obligations of any party liable under any of the Loan Documents as originally provided herein or therein.

         This Debenture and all of the other Loan Documents and Related Agreements are intended to be performed in accordance with, and only to the extent permitted by, all applicable usury laws. If any provision hereof or of any of the other Loan Documents or Related Agreements or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, neither the application of such provision to any other person or circumstance nor the remainder of the instrument in which such provision is

DEBENTURE-Page 3

FORM

contained shall be affected thereby and shall be enforced to the greatest extent permitted by law. It is expressly stipulated and agreed to be the intent of the holder hereof to at all times comply with the usury and other applicable laws now or hereafter governing the interest payable on the indebtedness evidenced by this Debenture. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under this Debenture or under any of the other Loan Documents, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Debenture, or if Lender's exercise of the option to accelerate the maturity of this Debenture, or if any prepayment by Borrower results in Borrower having paid any interest in excess of that permitted by law, then it is the express intent of Borrower and Lender that all excess amounts theretofore collected by Lender be credited on the principal balance of this Debenture (or, if this Debenture and all other indebtedness arising under or pursuant to the other Loan Documents have been paid in full, refunded to Borrower), and the provisions of this Debenture and the other Loan Documents and Related Documents immediately be deemed reformed and the amounts thereafter collectable hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid, or agreed to be paid, by Borrower for the use, forbearance, detention, taking, charging, receiving or reserving of the indebtedness of Borrower to Lender under this Debenture or arising under or pursuant to the other Loan Documents and Related Agreements shall, to the maximum extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of such indebtedness until payment in full so that the rate or amount of interest on account of such indebtedness does not exceed the usury ceiling from time to time in effect and applicable to such indebtedness for so long as such indebtedness is outstanding. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents and Related Agreements, it is not the intention of Lender to accelerate the maturity of any interest that has not accrued at the time of such acceleration or to collect unearned interest at the time of such acceleration.

         If this Debenture is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, Borrower agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including but not limited to reasonable attorneys' fees.

         Borrower and any and all endorsers and guarantors of this Debenture severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

         Any and all payments by Borrower hereunder to any holder of this Debenture and each "qualified assignee" thereof shall be made free and clear of and without deduction or withholding for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes") unless such Taxes are required by law or the administration thereof to be deducted or withheld. If Borrower shall be required by law or the administration thereof to deduct or withhold any Taxes from or in respect of any sum payable with respect to this Debenture (i) the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional amounts paid under this paragraph) such holder of this Debenture receives an amount equal to the sum it would have received if no such deduction or withholding had been made; (ii) Borrower shall make such deductions or withholdings; and (iii) Borrower shall forthwith pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law. A "qualified assignee" of a holder of this Debenture is a person that is organized under the laws of (I) the United States or (II) any jurisdiction other than the United States or any political subdivision thereof and that (y) represents and warrants to Borrower that payments of Borrower to such assignee under applicable law would not be subject to any Taxes and (z) from time to time, as and when requested by Borrower, executes and delivers to Borrower and the Internal Revenue Service forms, and provides Borrower with any information, necessary to establish such assignee's continued exemption from Taxes under applicable law. Borrower shall forthwith pay any present or future stamp or documentary taxes or any other excise

DEBENTURE-Page 4

FORM

or property taxes, charges or similar levies (all such taxes, charges and levies hereinafter referred to as "Other Taxes") which arise from any payment made under this Debenture or the transactions contemplated hereby. Borrower shall indemnify each holder of this Debenture, or qualified assignee, for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this paragraph) paid by each holder of this Debenture, or qualified assignee, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days from the date such holder of this Debenture or assignee makes written demand therefor. A certificate as to the amount of such Taxes or Other Taxes submitted to Borrower by such holder of this Debenture or assignee shall be conclusive evidence of the amount due from Borrower to such party. Within 30 days after the date of any payment of Taxes, Borrower will furnish to each holder of this Debenture the original or a certified copy of a receipt evidencing payment thereof.

                            [SIGNATURE PAGE FOLLOWS]


DEBENTURE-Page 5

FORM

         THIS DEBENTURE SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEVADA AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

                                             BORROWER:


                                             --------------------------



                                             By:
                                               ---------------------------------

                                             Name:
                                                 -------------------------------

                                             Title:
                                                  ------------------------------

DEBENTURE-Page 6

                                    EXHIBIT C

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                            [INTENTIONALLY OMITTED]

                                                             DISCLOSURE SCHEDULE





                                  SCHEDULE 4(d)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                              LIST OF SHAREHOLDERS



                      Holder                   Number of Shares
                      ------                   ----------------
                  Kerry L. Rogers                    650
                  W. Bruce Voss                       50
                  Eckley M. Keach                     50
                  Richard W. Weese                    30
                  John Higgins                       305
                  Robert A. Michel                   100
                  Nea1 Matthews                       l5

                                  SCHEDULE 4(m)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                              INTELLECTUAL PROPERTY


THE COMPANY DOES NOT HOLD ANY PATENTS OR REGISTERED TRADEMARKS. MATERIAL AND MARKS DEVELOPED AND USED IN THE NORMAL COURSE OF BUSINESS ARE SUBJECT TO PROTECTION UNDER COPYRIGHT AND TRADEMARK LAW.

                                  SCHEDULE 4(n)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                                    INSURANCE



1.       PROPERTY, INLAND MARINE, GENERAL LIABILITY COVERAGE FOR LAS VEGAS
         AND KANSAS:


         RELIANCE INSURANCE CO.


2.       GROUP HEALTH INSURANCE (COMPANY PAYS 80% OF PREMIUM FOR EMPLOYEES)


         SIERRA HEALTH & LIFE INSURANCE CO.


3.       PROGRESSIVE AUTO INSURANCE


4.       TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

         LIFE INSURANCE POLICY FOR KERRY L. ROGERS

                                  SCHEDULE 4(o)

                         SECURITIES PURCHASE AGREEMENT
                              DATED JUNE 11, 1998


                                   AGREEMENTS

                                      INDEX

CONTRACTS:

1.  AT&T MASTER CARRIER AGREEMENT
2.  DIGITAL
3.  DSC EQUIPMENT LEASE & FINANCING
4.  FIBERNET
5.  IXC
6.  MCI/AVANTEL
7.  QWEST
8.  RSL COMMUNICATIONS
9.  STAR TELECOM
10. TOTAL
11. VERIO
12. WORLDCOM

LEASES:

1.  KANSAS OFFICE LEASE
2.  LAS VEGAS OFFICE LEASE
3.  MEXICO CITY OFFICE LEASE
4.  MEXICO CITY APARTMENT LEASE

                                  SCHEDULE 4(p)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                            PERMITS AND INVESTIGATION

STREAMLINE INTERNATIONAL SECTION 214 APPLICATION
   ACCEPTED FOR FILING

(Formal Section 63.18)

The applications listed below have been found, upon initial review, to be acceptable for filing and subject to the streamlined processing procedures set forth in Section 63.12 of the Commission's Rules, 47 C.F.R. Section 63.12. These applications are for authority: (1) to be a facilities-based carrier; and/or (2) to resell the switched services of other common carriers to provide international switched telecommunications services between the United States and international points; and/or (3) to resell the private line services of other common carriers to provide: (i) non-interconnected international private line services between the United States and international points, and/or (ii) switched services to a country which the Commission has determined provides equivalent resale opportunities to U.S. carriers. See Regulation of International Accounting Rates 7 FCC Rcd 7927, 7928 (1992).


ITC-97-199 ORIX LEASING, INC

Global Facilities-based/Global Resale Services
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-198 PACIFIC RIM DATA GROUP, INC

Global Facilities-based/Global Resale Services
Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-197 TELSTAR INTERNATIONAL, INC

Global Resale Services
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-196 CRG INTERNATIONAL, INC D/B/A NETWORK ONE

Global Resale Services
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-195 NUMERA COMMUNICATIONS EXCHANGE, INC

Global Resale Services
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-194 STRATACOM INTERNATIONAL LTD

Global Resale Services
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-193 RURAL NETWORK SERVICES, INC

Global Resale Services
Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.


ITC-97-192 KEYART COMM, INC

                    [HALEY BADER & POTTS P.L.C. LETTERHEAD]

                                                                   Our File No.
                                                                   1556-101-60

                                  July 25, 1997

Via Facsimile (702) 792-3313


Mr. Robert Michel
Executive President
Orix Leasing, Inc.
1771 E. Flamingo Road
Building B, Suite 200
Las Vegas, NV 89109

Dear Mr. Michel:

         Attached hereto is a Public Notice issued by the Federal Communications on May 22, 1997. This Public Notice indicates that the application of Orix Leasing, Inc. to operate as an international facilities-based and resale carrier was granted, effective May 16, 1997.

         This Public Notice will serve as authorization to offer the services specified in the application of Orix Leasing, Inc. The FCC will not issue any further authorization pursuant to this application.

         If I can provide you with any further information concerning this application, please contact me immediately.

                                        Sincerely yours,

                                        /s/ JOHN CRIGLER
                                        John Crigler

JC:dr
Enclosure

[SEAL]   PUBLIC NOTICE                             [HALEY BADER, & POTTS STAMP]
         FEDERAL COMMUNICATIONS COMMISSION
         1919 M STREET N.W.
         WASHINGTON D.C. 20554
         ----------------------------------------------------------------
         News media information 202-418-0500. Recorded listing of releases and texts 202-418-2222

Report No.:  I-8243                                       Thursday, May 22, 1997
                                                                      DA 97-1076


                OVERSEAS COMMON CARRIER SECTION 214 APPLICATIONS
                                 ACTIONS TAKEN

The following applications for international section 214 certification have been granted pursuant to the Commission's streamlined processing procedures set forth in Section 63.12 of the Commission's Rules. 47 C.F.R. Section 63.12. Unless otherwise noted, these authorizations grant the referenced applicants (1) global or limited global facilities-based authority; and/or (2) global or limited global resale authority. The general terms and conditions of such global authority are set forth in Section 63.18(e)(1) & (2) of the Commission's rules, 47 C.F.R. Section 63.18(e)(1) & (2). These authorizations also are subject to all other applicable Commission rules and policies. This Public Notice serves as each referenced carrier's Section 214 authorization. It contains general and specific conditions which are set forth below.

ITC-97-199      GLOBAL FACILITIES-BASED/GLOBAL RESALE SERVICES

ORIX LEASING, INC                                           effective: 5/16/97

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-198      GLOBAL FACILITIES-BASED/GLOBAL RESALE SERVICES

PACIFIC RIM DATA GROUP, INC                                 effective: 5/16/97

Application for authority to operate as a facilities-based carrier in accordance with the provisions of Section 63.18(e)(1) of the rules and also to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-197      GLOBAL RESALE SERVICES

TELSTAR INTERNATIONAL, INC                                  effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

lTC-97-196      GLOBAL RESALE SERVICES

CRG INTERNATIONAL, INC D/B/A NETWORK ONE                    effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-195      GLOBAL RESALE SERVICES

NUMERA COMMUNICATIONS EXCHANGE, INC                         effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-194      GLOBAL RESALE SERVICES

STRATACOM INTERNATIONAL LTD                                 effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-193      GLOBAL RESALE SERVICES

RURAL NETWORK SERVICES, INC                                 effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.

ITC-97-192*     GLOBAL RESALE SERVICES

KEYART COMM, INC                                            effective: 5/16/97

Application for authority to provide service in accordance with the provisions of Section 63.18(e)(2) of the rules.
See Appendix A.

                                  SCHEDULE 4(r)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998

                                    EMPLOYEES

ORIX GLOBAL COMMUNICATIONS
re: Annual Salary
thru: 6/12/98



Employee       Annual Salary
--------       -------------
Bauman            70,000.00
Coyle             12,000.00
Deilaporta        18,000.00
Foley             26,000.00
Hartman           39,000.00
Manfred           60,000.00
McComas           50,000.00
McGovern          30,000.00
McGuirl           25,000.00
Michel, J.        19,760.00
Michel, R.       120,000.00
Murrieta          36,000.00
Poras, A.         29,000.00
Poras, J.         26,000.00
Reyes             33,000.00
Rightmyer         45,000.00
Rogers           150,000.00
Thorpe            22,737.00
Trimboli          36,000.00



Consultants    Annual Salary
-----------    -------------
Logan             18,000.00
Stewart           65,000.00

                                  SCHEDULE 4(u)

                          SECURITIES PURCHASE AGREEMENT
                               DATED JUNE 11, 1998


                    INDEBTEDNESS - RELATED PARTY TRANSACTION


KERRY ROGERS ADVANCED THE SUM OF $164,000 TO THE COMPANY.

                         [JOHNSON & COMPANY LETTERHEAD]

June 11, 1998


Infinity Investments Limited
38 Hertford Street
London, England
W1Y7TG


Dear Sirs:

We have acted as counsel to Orix Global Communications, Inc., a Nevada Corporation (the "Corporation"), in connection with the issuance and amendment of debentures of the Corporation, and the assumption of debentures of Touch Tone America, Inc., pursuant to a certain Securities Purchase Agreement dated June 11, 1998, by and among Infinity Investments Limited and the Corporation (the "Agreement"), the issuance of 2,400 shares of the capital stock of the Corporation to Infinity Investments Limited (the "Shares"), and the execution of Related Agreements, as such term is defined under the Agreement.

In connection with rendering this opinion, we have relied on the certificates of officers of the Corporation, and upon representations and agreements of the Corporation contained in the Agreement and the Related Agreements. We further examined originals or copies identified to our satisfaction of the following:

1.       Articles of Incorporation of the Corporation, as amended;
2. The Minute Book of the Corporation containing the written deliberations and resolutions of the Board of Directors and Shareholders of the Corporation; and
3.       The Agreement and Related Agreements.

We have examined such other corporate documents and records, instruments and certificates of public officials, officers and representatives of the Corporation, and have made such investigations as we have deemed necessary or appropriate under the circumstances.

Based on the foregoing, and on reliance thereon, we are of the opinion that:

1. The Corporation has full corporate power and authority to enter into the Agreement and the Related Agreements.
2. The Corporation has taken all requisite corporate action to authorize and approve the execution and delivery of the Agreement and the Related Agreements, and the consummation of the transactions contemplated therein.
3. The Agreement and the Related Agreements have been duly executed and delivered by the

Infinity Investments Limited
June 11, 1998
Page 2

         Corporation and is binding on the Corporation in accordance with its terms, except (i) as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws of general application now and hereafter in effect relating to creditors' rights, and (ii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court (in equity or in law) before which any proceeding therefore may brought.

4. The issuance of the Shares has been duly authorized as fully paid and non assessable.

This opinion is delivered solely to you and not be relied upon by any other person or entity.


Very truly yours,

/s/ JOHNSON & COMPANY
JOHNSON & COMPANY

                             STOCKHOLDERS AGREEMENT



          THIS STOCKHOLDERS AGREEMENT ("Agreement") is entered into as of June 11, 1998 among ORIX GLOBAL COMMUNICATIONS, INC. (the "Company"), the purchasers of Common Stock of the Company listed on the signature pages below (individually a "Purchaser" and collectively the "Purchasers"), the current holders of Common Stock of the Company listed on the signature pages below and such other parties as may from time to time and with the consent of the Company become parties hereto (collectively, but excluding the Purchasers, the "Common Stockholders"). The Purchasers and Common Stockholders are collectively referred to as the "Stockholders".

                                    RECITALS:


          The Company, certain of the Common Stockholders and the Purchasers have entered into a Securities Purchase Agreement (the "Purchase Agreement") on this date, providing, among other things, for the extension by the Purchasers of credit to the Company pursuant to the purchase by the Purchasers of Debentures of the Company (the "Debentures") on the terms and conditions set forth in such Purchase Agreement. In connection with such extension of credit, the Company shall issue to the Purchasers 2,400 shares of common stock ("Common Stock") of the Company (the "Closing Shares") for a purchase price of $0.01 per share. Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

          This Agreement is the Stockholders Agreement referred to in the Purchase Agreement. The parties deem it in the best interests of the Company to provide for consistent and uniform management of the Company. The parties also desire to restrict the sale, assignment, transfer, encumbrance or other disposition of certain shares of Common Stock and to provide for certain rights in respect of Purchaser's holdings of securities as hereinafter provided. Furthermore, the execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

          Accordingly, the parties agree as follows:

          1. WAIVER OF PREEMPTIVE RIGHTS. Each Common Stockholder, by his or her execution and delivery of this Agreement, hereby approves and consents to the issuance to the Purchasers of the Closing Shares and waives any preemptive right of such Common Stockholder under applicable law or the Company's Articles of Incorporation associated therewith.

          2. VOTING PROVISIONS.

                  (a) NUMBER AND COMPOSITION OF BOARD OF DIRECTORS. The Board of Directors of the Company shall at all times consist of not more than five (5) and not less


--------------------------------------------------------------------------------
STOCKHOLDERS AGREEMENT - PAGE 1
(INFINITY/ORIX)
              than three (3) members. The initial Board of Directors shall consist of five (5) Directors. Such number of directors may be increased only by a unanimous vote of the Board of Directors. The Purchasers and the Common Stockholders agree that in any election of directors of the Company they shall vote all shares of capital stock of the Company owned or controlled by them to elect a Board of Directors designated as follows:

                               (i) three (3) directors shall be designated by
                      the Purchasers (each a "Purchaser Director") for so long as the Purchasers shall continue to hold at least one-third of the Closing Shares. Such Purchaser Directors shall be designated by the Purchasers of a majority in interest of the Closing Shares then held by the Purchasers at the time of such designation; and

                               (ii) two (2) directors shall be designated by the
                      Founders (each a "Common Stockholder Director"), by a majority in interest of Common Stock then held by the Founders, for so long as the Founders continue to hold at least one-third of the shares of Common Stock held by the Common Stockholders as of the date hereof (except as otherwise specified in Section 4 below).

              In the event the Purchasers assign a portion of their Closing Shares to AXIS, the Stockholders agree to increase the Board of Directors to seven (7) members, two (2) selected by the Purchasers, two (2) selected by AXIS, two (2) selected by the Founders and the President of the Company, which agreement shall apply during the same time periods as specified in clauses (i) and (ii) above.

                      (b) INITIAL BOARD. The initial Board of Directors shall
              consist of the individuals listed on Schedule A hereto.

                      (c) VACANCIES; REMOVAL. In the event of any vacancy in the
              Board of Directors, each of the Purchasers and the Common Stockholders agrees to vote all shares of Common Stock owned or controlled by them and to otherwise use their best efforts to fill such vacancy so that the Board of Directors of the Company will include directors designated as provided in Paragraph 2(a). Each of the Purchasers and the Common Stockholders agree to vote all shares of Common Stock owned or controlled by them for the removal of a director whenever (but only whenever) there shall be presented to the Board of Directors the written direction that such director be removed, signed by the holders of a majority in interest of the Common Stock entitled to designate such director. Following the removal of any director, each of the parties agrees to use its best efforts to cause replacement designees to be elected to the Board of Directors so that the Board will include directors designated as provided in Paragraph 2(a).

                      (d) MEETINGS. The Company agrees to hold regular meetings
              of the Board of Directors at least once during each fiscal quarter. The Company will give each Purchaser written notice at least three days (24 hours, in the case of a telephone meeting) in advance of all meetings of the Board of Directors, and will permit such Purchaser, if such


--------------------------------------------------------------------------------
STOCKHOLDERS AGREEMENT - PAGE 2
(INFINITY/ORIX)

                  Purchaser has not designated a Purchaser Director, to attend meetings of the Board of Directors. If the Purchaser Director designated by a Purchaser is not able to attend a Board of Directors meeting or a meeting of a committee on which he serves, such Purchaser may designate any one Person to attend as an observer. The Company shall furnish each Purchaser with a copy of the minutes and other records of all meetings and other actions taken by the Board of Directors and its committees and all written materials given to directors in connection with such meeting at the same time such materials and information are given to the directors. If the Company proposes to take any action by written consent in lieu of a meeting of its Board of Directors or any committee thereof, the Company shall give written notice thereof to each such Purchaser prior to the effective date of such consent describing in reasonable detail the nature and the substance of such action.


                           (e) EXPENSES. The Company shall reimburse all Persons
                  serving as directors for their actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and all committees thereof and otherwise incurred in connection with the business of the Company or in fulfilling their duties as directors. If a Purchaser has not designated a Purchaser Director or if the Purchaser Director designated by such Purchaser is unable to attend a meeting of the Board of Directors or a committee on which he serves, the Company shall reimburse one representative of such Purchaser for actual and reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors and such committees.

                           (f) PRESIDENT. The Company, each Purchaser and each
                  Common Stockholder further hereby agrees to take all actions (and to use their best efforts to cause the Board designees specified in Paragraph (b) above to take all actions) necessary to (x) cause Steve Loglisci to be elected as the President and Treasurer of the Company and each Subsidiary, and (y) adopt a resolution of the Board of Directors of the Company and each Subsidiary granting the President and Treasurer the sole and exclusive authority over the banking and cash management activities of the Company and each Subsidiary, including the authority to make any disbursement of cash or non-cash assets of the Company or any Subsidiary consistent with, and on the terms specified in, Section 10(ix) of the Purchase Agreement.

                           (g) INDEMNIFICATION AGREEMENTS. At the Closing and on
                  each later date that a Purchaser Director or any other director is first elected or appointed to the Board of Directors, the Company shall enter into an indemnification agreement in substantially the form attached as Exhibit A with each Purchaser Director and each other director of the Company who is elected or appointed to the Board of Directors on such date.


                           (h) DIRECTORS AND OFFICERS LIABILITY INSURANCE. The
                  Company will use its best efforts to obtain and maintain in force with a financially sound and reputable insurer, a director, officers and corporate liability insurance policy having a limit of liability of



--------------------------------------------------------------------------------
STOCKHOLDERS AGREEMENT - PAGE 3
(INFINITY/ORIX)
                  not less than $10,000,000 and providing coverage acceptable to the Board of Directors (with a majority of the Purchaser Directors concurring).

                           (i) CHARTER, BY-LAWS. The Company, each Purchaser and
                  each Common Stockholder shall vote all shares of Common Stock owned by them and take all other action necessary (including, without limitation, removing any director) to ensure that the Company's Articles of Incorporation and By-Laws do not at any time conflict with the provisions of this Agreement.

                  3. PROVISIONS RELATING TO RESTRICTED STOCK.

                           (a) RESTRICTIONS ON TRANSFER.

                                    (i) For purposes of this Agreement,
                           "Restricted Stock" means all Common Stock and other capital stock now owned or subsequently acquired by any Stockholder (or a transferee of a Stockholder in a Permitted Transfer). During the term of this Agreement, none of the shares of Restricted Stock may be sold, assigned, transferred, pledged, encumbered or otherwise disposed of (a "transfer") except in a "Permitted Transfer" (as defined below) or a transfer that complies with the provisions of this Section 3.

                                   (ii) Any attempted transfer of shares of
                           Restricted Stock other than in accordance with this Agreement shall be null and void and the Company shall refuse to recognize any such transfer and shall not reflect on its records any change in record ownership of shares of Restricted Stock pursuant to any such transfer. The certificates representing all shares of Restricted Stock shall bear the legend set forth in Paragraph 7(a) of this Agreement.

                                   (iii) The following transfers of Restricted
                           Stock (each a "Permitted Transfer") may be made free of the restrictions and requirements of Paragraph 3(b) hereof: (A) an individual holder of Restricted Stock may transfer any or all of the shares of Restricted Stock owned by him to his spouse or children, or to trusts established for the benefit of his spouse or children, provided that the transferee grants to the transferor an irrevocable proxy coupled with an interest to vote all of the shares of Restricted Stock so transferred; (B) a partnership, corporation or trust holding Restricted Stock may transfer any shares of Restricted Stock owned by such holder (1) to its Affiliates, (2) to its general or limited partners, stockholders or beneficiaries, or
                           (3) to an entity owned by or organized for the benefit of the general or limited partners, stockholders, officers, directors, employees, Affiliates or beneficiaries of such holder, as applicable; (c) a Person may sell Restricted Stock to the Company or to the Stockholders pursuant to an agreement under which the Company or such Stockholders have the option to repurchase such Restricted Stock upon the occurrence of certain events, including the termination of employment by or service to the Company or any


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                           subsidiary of the Company; (D) the Purchasers may
                           participate or assign 50% or less of the Closing Shares to AXIS or any other Person; and (E) in addition to the rights under clause (A) above, the Founders may assign, within 30 days of the date hereof, up to 10% of the aggregate shares of Common Stock owned by the Founders to employees of the Company or other Persons. Any transferee in a Permitted Transfer is referred to herein as a "Permitted Transferee". Any transferee of shares of Common Stock in any Permitted Transfer shall, however, take such shares subject to the terms of this Agreement.

                           (b) RIGHT OF FIRST REFUSAL AND CO-SALE.

                                   (i) Except as set forth herein no Stockholder
                           or Permitted Transferee of Stockholder may sell any shares of Restricted Stock other than in a Permitted Transfer.

                                   (ii) Subject to this Section 3, whenever and
                           as often as any Stockholder or a Permitted Transferee of any Stockholder desires to sell any shares of Restricted Stock pursuant to a bona fide written offer to purchase such shares other than in a Permitted Transfer, such Person (the "Selling Holder" for purposes of this Paragraph 3(b)) shall give written notice (the "Notice") to the Company, and to each other Stockholder (each an "Offeree") to such effect, enclosing a copy of such offer and specifying the number of shares of Restricted Stock which the Selling Holder desires to sell, the name of the person or persons to whom the Selling Holder desires to make such sale and the consideration per share of Common Stock which has been offered in connection with such offer. In the event such consideration includes non-cash consideration, the dollar value of such non-cash consideration shall be its fair market value, as determined by the Board of Directors.

                                   (iii) Upon receipt of the notice, the Company
                           shall have the first right and option to purchase the shares proposed to be sold for cash at the purchase price per share specified in the Notice, exercisable for ten (10) Business Days after receipt of the Notice. Failure of the Company to respond to such Notice within such 10-day period shall be deemed to constitute a notification to the Selling Holder and the Offerees of the Company's decision not to exercise the first right and option to purchase such shares under this Paragraph 3(b)(iii). The Company may exercise its right and option to purchase such Restricted Stock by giving written notice of exercise to the Selling Holder within such 10-day period, specifying the date (not later than three Business Days from the date of such notice) upon which payment of the purchase price for the shares shall be made. The Selling Holder shall deliver to the Company's principal office, on or before the payment date specified in such notice, the certificate or certificates representing the shares being purchased by the Company, properly endorsed for


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

                           transfer, against payment of the purchase price therefor by the Company in immediately available funds.

                                    (iv) In the event that all of the shares of
                           Restricted Stock proposed to be transferred are not purchased by the Company, the Offerees shall have the right and option to purchase the shares not purchased by the Company for cash at the purchase price and on the same terms as specified in the Notice to the Company, pro rata according to their respective holdings of Common Equivalents, exercisable for five Business Days after the expiration of the 10-day period during which the Company may exercise its option pursuant to Paragraph 3(b)(iii). Failure of any Offeree to respond to the Notice within such five-day period shall be deemed to constitute a notification to the Selling Holder of such Offeree's decision not to exercise the first right and option to purchase shares of Restricted Stock under this Paragraph 3(b)(iv). If any Offeree fails to exercise its first right and option to purchase its full pro rata shares of the shares of Restricted Stock proposed to be transferred, the Selling Holder shall give written notice to each of the other Offerees who has elected to purchase its full pro rata share of the shares of Restricted Stock proposed to be transferred, and each such Offeree shall have the right, exercisable for a period of three Business Days from the date of receipt of such notice, to purchase the remaining shares of Restricted Stock, pro rata according to the Common Equivalents held by all such electing Offerees or in such other proportions as they may agree upon.

                                    (v) The Offerees may exercise the right and
                           option provided under Paragraph 3(b)(iv) by giving written notice of exercise to the Selling Holder within the period or periods set forth above, specifying the date (not later than five Business Days from the date of expiration of all applicable first right and options to purchase shares under Paragraphs 3(b)(ii) and 3(b)(iv)) upon which payment of the purchase price for the shares purchased under Paragraphs 3(b)(iv) shall be made. The Selling Holder shall deliver to the Offeree(s) at the Company's principal office, at least one day prior to the payment date, wire transfer instructions, and on or before the payment date specified in such notice, the certificate or certificates representing such shares, properly endorsed for transfer, against payment of the purchase price therefor by the Offeree(s) in immediately available funds.

                                    (vi) If all the shares of Restricted Stock
                           proposed to be transferred are not purchased by the Offerees and the Company in accordance with this Paragraph 3(b), the Selling Holder shall not be required to sell any of the shares of Restricted Stock proposed to be transferred to the Offerees or to the Company, and during the 90-day period commencing on the expiration of the rights and options provided for in this paragraph, may sell all (but not less than all) of such shares to the transferee named in the Notice for a consideration equal to or greater


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

                           than the consideration specified in the Notice subject to the terms and conditions of Paragraph 3(b)(vii) below.

                                   (vii) Each Stockholder, at such Stockholder's
                           option, may elect either to exercise the right and option to purchase shares of Restricted Stock proposed to be transferred under Paragraph 3(b)(iv) or to participate in the sale to the prospective purchaser pursuant to this Paragraph 3(b)(vii). The Selling Holder will use best efforts to arrange for the sale to the prospective purchaser by each such Stockholder of the number of shares of Common Stock which bears the same proportion to the total number of shares of Common Stock owned by such Stockholder as the number of shares of Restricted Stock being sold by the Selling Holder bears to the total number of shares of Restricted Stock owned by the Selling Holder and such other Stockholder, at the purchase price per share and on the terms and conditions specified in the Notice. If the prospective purchaser will not purchase all the shares of Restricted Stock which the Selling Holder wishes to sell together with the number of shares of Common Stock that Stockholders wish to sell pursuant to this Paragraph 3(b)(vii), the number of shares which the Selling Holder and such Stockholders shall be entitled to sell to such prospective purchaser shall be a number of shares equal to the number of shares which the prospective purchaser desires to purchase times a fraction, the numerator of which is the number of shares of Common Stock owned by the Selling Holder or each Stockholder, as applicable and the denominator of which is the aggregate number of shares of Common Stock held by the Selling Holder and all such Stockholders. A Stockholder may exercise its right under this paragraph by written notice given within 15 Business Days after receipt of the Notice.

                           (c) PURCHASERS OR TRANSFEREES OF RESTRICTED STOCK.
                  Except as otherwise specifically provided herein, any Permitted Transferee or other Person who shall acquire (either voluntarily or involuntarily, by operation of law or otherwise) any shares of Restricted Stock shall be bound by all the terms and conditions of this Agreement to the same extent as the parties hereto and, prior to registration of the transfer of any such securities on the books of the Company, any purchaser or other transferee shall execute an agreement with the parties hereto agreeing to be bound hereby.

                  4. PURCHASE OPTION UPON TERMINATION OF EMPLOYMENT.

                           (a) PURCHASER'S RIGHT TO PURCHASE. In the event the
                  employment of any Founder (as defined in the Purchase Agreement) is terminated by the Company or any of its Subsidiaries (for any reason or for no reason) or by such Founder including, without limitation, by reason of voluntary resignation, the death or disability of such Founder, such Founder (the "Offering Stockholder") and/or the Company shall immediately give written notice (the "Notice of Termination") to the Stockholders of such termination. The occurrence of an event requiring delivery of a Notice of Termination (whether or not


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                  delivered) shall constitute an offer by the Offering
                  Stockholder to sell all shares of Common Stock of the Company then owned by such Offering Stockholder, together with all shares of such Offering Shareholder previously transferred to a Permitted Transferee (collectively, the "Termination Shares") to the Other Stockholders (collectively, the "Offeree Stockholders" and individually, an "Offeree Stockholder"). In such event the Offeree Stockholders will have the right and option, but shall not be required, to purchase for cash all, but not less than all, of the Termination Shares of the Offering Stockholder. The option to purchase may be exercised by Offeree Stockholders at any time through and including the 30th day after the Purchase Price Determination Date (as hereafter defined) or such option will expire. The Offeree Stockholders shall, at their option, be authorized to acquire the Termination Shares of the Offering Stockholder pro rata according to their respective holdings of shares of Common Stock.

                           (b) FOUNDERS AND COMPANY'S RIGHT TO PURCHASE.
                  Notwithstanding subsection (a) above to the contrary, the remaining Founders who continue to own shares of Common Stock at the time of a delivery of a Notice of Termination shall have the right, prior to the right specified in subsection (a) above, to purchase, on a pro rata basis, the Termination Shares of the Offering Stockholder. Such option must be exercised within ten (10) days of the date of the Notice or Termination of such option shall expire. In the event that the Founders and/or the Offeree Stockholders elect not to purchase all of the Termination Shares from the Offering Stockholder, the Company shall have the right, but not the obligation, exercisable for a period of fifteen (15) days following the expiration of the Offeree Stockholders' option as specified in subsection (a) above, to purchase the Termination Shares.

                           (c) PURCHASE PRICE. The total purchase price to be
                  paid for the Offering Stockholder's Termination Shares pursuant to this Section (the "Purchase Price") will be an amount equal to the Fair Market Value Per Share multiplied by the number of such Termination Shares to be sold. Fair Market Value Per Share means the fair market value of the Common Stock as determined by the Company based on a valuation of the Company and its Subsidiaries as a going concern and not for purposes of liquidation on the Valuation Date, and without taking into account any discount for minority interest or lack of liquidity of the shares of Common Stock being valued. The Valuation Date shall be selected by the Offering Stockholder by written notice delivered to the Company and Purchasers within ten (10) days of the date of the Notice of Termination and shall be either (x) the date of the Notice of Termination,
                  (y) one of the dates which is three (3) months, six (6) months and nine (9) months following the Notice of Termination or (z) the date which is one (1) year following the Notice of Termination. Failure of the Offering Stockholder to timely exercise this option shall result in the Valuation Date being the date of the Notice of Termination. Upon such determin-ation, the Company shall promptly give notice thereof to the Offeree Stockholders and the Offering Stockholder, setting forth in reasonable detail the calculation of such fair market value and the method and basis of determination thereof (the "Company Determination"). If


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

                  the Offering Stockholder shall disagree with the Company Determination and shall, by notice to the Company given within ten (10) days after the delivery of the Company's notice of the Company Determination, elect to dispute the Company Determination, the Company shall, within five (5) days after such notice, engage an investment bank or other qualified appraisal firm selected by the Company and the Offering Stockholder (the "Appraiser") to make an independent determination of the Fair Market Value of the Common Stock within fifteen (15) days after being engaged (the "Appraiser Determination"). The Appraiser Determination shall be final and binding on the Company and the Offering Stockholder. The cost of the Appraiser Determination shall be borne by the Company. In the event the Offering Stockholder and the Company can not agree upon the selection of the Appraiser, each of them shall within five (5) days of their failure to so agree select an Appraiser, and the two (2) Appraisers as so selected shall, within ten (10) days of their selection, select a third Appraiser who shall be the sole Appraiser engaged to make the Appraiser Determination. If the two (2) Appraisers fail, in good faith, to so select a third Appraiser, each shall make an Appraiser Determination, and the average of such Appraiser Determinations shall be the Appraiser Determination hereunder. The Purchase Price Determination Date means the day immediately following the Company Determination or the final Appraiser Determination, as applicable.

                           (d) RIGHT OF CERTAIN SHAREHOLDERS. In the event the
                  Offering Stockholder is Kerry Rogers and either the Offeree Stockholders, the Founders or the Company, as applicable, acquire the Termination Shares of Kerry Rogers, then at the closing described in subsection (e) below, the purchaser acquiring such Termination Shares must offer to acquire all of the shares of Common Stock then owned by Bruce Voss, Neal Matthews, Richard W. Weese and Eckley M. Keach (collectively the "Other Stockholders"), whom collectively, as of the date hereof, own an aggregate of 145 shares of Common Stock. Such purchase shall be on the same terms and at the same Purchase Price (pro rata per share) as applicable to the Termination Shares of Kerry Rogers. Each Other Stockholder may, in its discretion, decline to sell his shares of Common Stock at such closing, in which case the purchaser of the Termination Shares of Kerry Rogers shall have no obligation to acquire such shares (and from and after such date no Offeree Stockholder, Founder or the Company shall have any obligation to acquire such shares at any future date).

                           (e) CLOSING. The closing of the purchase and sale of
                  Termination Shares provided for in this Agreement will be held at the offices of the Company or such other place as may be mutually agreed to by all of the parties to such sale, on the fortieth (40th) day following the Valuation Date. At the Closing, the selling party will duly execute and deliver the certificates evidencing such Termination Shares to the Offeree Stockholder(s), Founders or the Company, as applicable, in proper form for transfer, free and clear of all Liens, adverse claims and encumbrances, and the purchasing party shall deliver the Purchase Price to the applicable selling party. Until such closing and payment of such


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

                  Purchase Price, the Offering Stockholder shall be a Stockholder of the Company for all purposes (including, without limitation, receipt of dividends and election of Directors).

                  5. PREEMPTIVE RIGHTS.

                           (a) PREEMPTIVE RIGHT GRANTED. If the Company proposes
                  to issue or sell any New Securities (as defined below) prior to the consummation of a Qualified Public Offering (as hereafter defined), each Stockholder shall have a preemptive right to purchase a pro rata share of such New Securities proposed to be issued or sold. For purposes of this Paragraph 3(a), a Stockholder's pro rata share is the ratio of the number of shares of Common Stock held by such Stockholder immediately prior to the issuance or sale of New Securities to the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of New Securities. If any Stockholder fails to exercise its preemptive right to purchase its full pro rata share of New Securities under this Paragraph 5(a), each other Stockholder who exercises its preemptive right to purchase its full pro rata share of New Securities shall also have a right of over-allotment to purchase such remaining New Securities, ratably according to the shares of Common Stock held by all such electing Stockholders or in such other proportions as they may agree within 10 days after the date such non-purchasing Stockholder fails to exercise its preemptive right hereunder to purchase its full pro rata share of New Securities.

                           (b) NEW SECURITIES. "New Securities" shall mean any
                  Equity Securities of the Company whether now authorized or not, provided that the term "New Securities" does not include
                  (i) shares of Common Stock reserved for issuance to employees, consultants, officers or directors of the Company who are not Common Stockholders on the date of this Agreement pursuant to any Approved Plan, (ii) securities issued in a Qualified Public Offering, (iii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company, and (iv) any right, option, warrant to acquire, or any security convertible into, the securities excluded from the definition of New Securities pursuant to subsections (i) through (iv) above. Qualified Public Offering means any underwritten offering by the Company of shares of Common Stock to the public pursuant to an effective registration statement under the Securities Act, then in effect, or any comparable statement under any similar federal statute then in force, in which (i) the aggregate cash proceeds to be received by the Company and selling shareholders from such offering (without deducting underwriting discounts, expenses and commissions) are at least $17,500,000 and (ii) the price per share paid by Persons subscribing for such shares in the offering is at least $10.00.

                           (c) NOTICE; EXERCISE OF PREEMPTIVE RIGHTS. In the
                  event the Company proposes to issue or sell New Securities, it shall give each Stockholder written notice of its intention, describing the New Securities, their price and the terms upon which the Company proposes to issue or sell the same. Each Stockholder shall have 30 days after such notice is mailed or delivered to agree to purchase such Stockholder's pro rata share


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                  of such New Securities for the price and upon the terms
                  specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

                           (d) SALE OF NEW SECURITIES. In the event the
                  Stockholders fail to exercise fully all preemptive rights within said 30-day period and after the expiration of the 10-day period for the exercise of the over-allotment provisions of Paragraph 5(a), the Company shall have 120 days thereafter to sell the remaining New Securities that the Stockholders do not elect to purchase upon exercise of the preemptive rights pursuant to this part 5, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Stockholders pursuant to Paragraph 5(c). In the event the Company has not sold all such remaining New Securities within such 120-day period, the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Stockholders in the manner provided in Paragraph 5(c) above.

                           (e) ASSIGNMENT OF PREEMPTIVE RIGHTS. The preemptive
                  rights set forth in this part 5 may not be assigned or transferred, except that such rights are assignable (i) by each Stockholder to any Affiliate of such Stockholder, (ii) by a Stockholder to any Person to which Debentures or Closing Shares are transferred by such Stockholder and (iii) between and among any of the Stockholders.

                  6. "MARKET STAND-OFF" AGREEMENT.

                           (a) CURRENT PURCHASERS. Each Stockholder hereby
                  agrees that, during the one hundred eighty (180) day period (or such lesser period as shall be specified by the underwriter of Common Stock or other securities of the Company) following the effective date of the registration statement of the Company filed under the Securities Act covering the initial offering of Common Stock of the Company for its own account to the public, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the company held by it at any time during such period except Common Stock included in such registration.

                           (b) FUTURE PURCHASERS. Unless waived by unanimous
                  vote of the Board of Directors, the Company shall require each employee or other purchaser, as a condition to purchasing capital stock of the Company or rights to acquire capital stock of the Company, to execute a market stand-off agreement in the form set forth in subparagraph (a). This covenant shall terminate and be of no further force and effect upon termination of the effectiveness of subparagraph (a).


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                  7. GENERAL PROVISIONS.

                           (a) LEGENDS ON CERTIFICATES. During the term of this
                  Agreement, each certificate representing shares of capital stock of the Company held by the Purchasers or the Common Stockholders will bear a legend in substantially the following form:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER DISPOSITION AND VOTING THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS AND AGREEMENTS CONTAINED IN A STOCKHOLDERS AGREEMENT DATED AS OF JUNE 11, 1998 AMONG THE COMPANY AND CERTAIN STOCKHOLDERS. A COPY OF THE STOCKHOLDERS AGREEMENT AND ALL APPLICABLE AMENDMENTS THERETO WILL BE FURNISHED BY THE COMPANY TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE
                  COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

                           (b) TERMINATION; AMENDMENT.

                                    (i) This Agreement shall terminate upon the
                           earliest to occur of (a) a Qualified Public Offering, or (b) at such time as the written consent or agreement of the holders of at least 80% of the shares of Common Stock held by the Purchasers and the holders of a majority of the shares of Restricted Stock is procured.

                                    (ii) This Agreement may be amended by the
                           written agreement of the Company, the holders of at least 80% of the shares of Common Stock held by the Purchasers and the holders of a majority of the shares of Restricted Stock.

                           (c) NOTICES. All notices, requests, consents, and
                  other communications under this Agreement shall be in writing and shall be deemed effectively given when delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after being mailed by first class certified or registered mail, return recent requested, postage prepaid:


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                               If to the Company:

                               Orix Global Communications, Inc.
                               1771 East Flamingo Road, Ste. B200
                               Las Vegas, NV 89119
                               Attn: Steve Loglisci, President
                               Fax:  702.792.3313

                               If to a Purchaser to it at the address set forth on Schedule A hereto.

                               with a copy to:

                               Arter & Hadden LLP
                               1717 Main Street, Suite 4100
                               Dallas, Texas 75201
                               Attn: Victor B. Zanetti, Esq.
                               Fax:  (214)741-7139

Or at such other address or addresses as may have been furnished in writing.

                             (d) GOVERNING LAW. THE CONSTRUCTION, VALIDITY AND
                  INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEVADA OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEVADA.

                             (e) COUNTERPARTS. This Agreement may be executed by
                    facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. The provisions of this Agreement shall apply to any shares or other securities resulting from any stock split or reverse split, stock dividend, reclassification, subdivision, consolidation or reorganization of any shares or other equity securities of the Company and to any shares or other securities of the Company or of any successor company which may be received by any of the parties hereto by virtue of their respective ownership of any shares of Common Stock of the Company.

                             (f) HEADINGS. The headings of this Agreement are
                    for convenience only and do not constitute a part of this Agreement.

                             (g) SEVERABILITY. The invalidity or
                    unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.


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                           (h) BINDING EFFECT. Except as provided herein, the
                  rights and obligations of each Purchaser under this Agreement may be assigned by such Purchaser to any Person to whom Debentures or the Closing Shares are transferred by such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement, provided that the transferee provides written notice of such assignment to the Company.

                           (i) ENTIRE AGREEMENT. This Agreement embodies the
                  entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter.





                             [SIGNATURE PAGES FOLLOWS]


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


     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.



                                             COMPANY:

                                             ORIX GLOBAL COMMUNICATIONS, INC.


                                             By: /s/ KERRY ROGERS
                                                --------------------------------
                                             Name:   Kerry Rogers
                                                  ------------------------------
                                             Title:  President
                                                   -----------------------------


                                             PURCHASERS:

                                             INFINITY INVESTORS LIMITED


                                             By: /s/ JAMES A. LOUGHRAN
                                                --------------------------------
                                             Name:   James A. Loughran
                                                  ------------------------------
                                             Title:  Director
                                                   -----------------------------

                                         COMMON STOCKHOLDERS:


                                         /s/ KERRY ROGERS
                                        ----------------------------------------
                                        Kerry Rogers

                                        /s/ BEKLEY M.[ILLEGIBLE]
                                        ----------------------------------------
                                        Beckley M. [Illegible]

                                        /s/ ROBERT MICHEL
                                        ----------------------------------------
                                        Robert Michel

                                        /s/ JOHN HIGGINS
                                        ----------------------------------------
                                        John Higgins

                                        /s/ BRUCE VOSS
                                        ----------------------------------------
                                        Bruce Voss

                                        /s/ NEAL MATTHEWS
                                        ----------------------------------------
                                        Neal Matthews

                                        /s/ RICHARD W. WEESE
                                        ----------------------------------------
                                        Richard W. Weese

                               SECURITY AGREEMENT


         SECURITY AGREEMENT dated June 11, 1998 between ORIX GLOBAL COMMUNICATIONS, INC. ("Borrower"), a Nevada corporation, and HW PARTNERS, L.P. as agent for and representative (in such capacity, "Pledgee") of INFINITY INVESTORS LIMITED ("Lender").

                              W I T N E S S E T H:

         WHEREAS, pursuant to that certain Securities Purchase Agreement dated as of the date hereof between Borrower and Lender (as the same may from time to time be amended, modified or supplemented, the "Purchase Agreement"), Borrower has issued to Lender its Debentures dated the date hereof (the "Notes") in the aggregate stated principal amount of $6,000,000 payable by Borrower to the order of Lender; and

         WHEREAS, Lender is willing to purchase the Notes but only upon the condition, among others, that Borrower shall have executed and delivered to Pledgee this Security Agreement.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

         "ACCOUNT DEBTOR" shall mean any "account debtor," as such term is defined in Section 9.105 of the UCC.

         "ACCOUNTS" shall mean any "account," as such term is defined in Section
9.106 of the UCC, now owned or hereafter acquired by Borrower and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Borrower (including, without limitation, under any trade names, styles or divisions thereof) whether arising out of goods sold or services rendered by Borrower or from any other transaction, whether or not the same involves the sale of goods or services by Borrower (including, without limitation, any such obligation which might be characterized as an account or contract right under the UCC) and all of Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Borrower's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and


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

rights to returned, reclaimed or repossessed goods), and all moneys due or to become due to Borrower under all contracts for the sale of goods or the performance of services or both by Borrower (whether or not yet earned by performance on the part of Borrower or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "CHATTEL PAPER" shall mean any "chattel paper," as such term is defined in Section 9.105 of the UCC, now owned or hereafter acquired by Borrower.

         "COLLATERAL" shall have the meaning assigned to such term in Section 2 of this Security Agreement.

         "CONTRACTS" shall mean all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

         "DOCUMENTS" shall mean any "documents" as such term is defined in
Section 9.105 of the UCC, now owned or hereafter acquired by Borrower.

         "EQUIPMENT" shall mean any "equipment" as such term is defined in
Section 9.109 of the UCC, now owned or hereafter acquired by Borrower and, in any event, shall include, without limitation, all machinery, equipment, furnishings, fixtures, vehicles and computers and other electronic data-processing and other office equipment now owned or hereafter acquired by Borrower and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "GENERAL INTANGIBLES" shall mean any "general intangibles," as such term is defined in Section 9.106 of the UCC, now owned or hereafter acquired by Borrower and, in any event, shall include, without limitation, all right, title and interest which Borrower may now or hereafter have in or under any Contract, all customer lists, Trademarks, Patents, rights in intellectual property, Licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions (whether patented or patentable or not) and technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, experience, processes, models, drawings, materials and records now owned or hereafter acquired by Borrower, goodwill and rights of indemnification.

         "HEREBY," "HEREIN," "HEREOF," "HEREUNDER" and words of similar import refer to this Security Agreement as a whole (including, without limitation, any schedules hereto) and not merely to the specific section, paragraph or clause in which the respective word appears.




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

         "INSTRUMENTS" shall mean any "instrument," as such term is defined in
Section 9.105 of the UCC, now owned or hereafter acquired by Borrower, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

         "INVENTORY" shall mean any "inventory," as such term is defined in
Section 9.109 of the UCC, now owned or hereafter acquired by Borrower and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property now owned or hereafter acquired by Borrower which are held for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Borrower's business, or the processing, packaging, delivery or shipping of the same, and all finished goods.

         "LICENSE" shall mean any Patent License, Trademark License or other license as to which Lender has been granted a security interest hereunder.

         "PATENT LICENSE" shall mean all of the following now owned or hereafter acquired by Borrower: any written agreement granting any right to practice any invention on which a Patent is in existence.

         "PATENTS" shall mean all of the following now or hereafter owned by
Borrower: (i) all letters patent of the United States or any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country, and (ii) all reissues, continuations, continuations-in-part or extensions thereof.

         "PROCEEDS" shall mean "proceeds," as such term is defined in Section
9.306 of the UCC and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Borrower from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (iii) any claim of Borrower against third parties (A) for past, present or future infringement of any Patent or Patent License or (B) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and
(iv) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "SECURED OBLIGATIONS" shall mean (i) all indebtedness, obligations and liabilities of Borrower to any Lender of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Lender, be or have been payable to or in favor of a third party and subsequently


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

acquired by Lender (it being contemplated that Lender may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Lender now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above,
(iii) all obligations of Borrower to Lender under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, including, without limitation, the Purchase Agreement and the Notes, (iv) all costs and expenses incurred by Lender in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
(iii) and (iv) above.

         "SECURITY AGREEMENT" shall mean this Security Agreement, as the same may from time to time be amended, modified or supplemented and shall refer to this Security Agreement as in effect of the date such reference becomes operative.

         "TRADEMARK LICENSE" shall mean all of the following now owned or hereafter acquired by Borrower: any written agreement granting any right to use any Trademark or Trademark registration.

         "TRADEMARKS" shall mean all of the following now owned or hereafter acquired by Borrower: (i) all trademarks, trade names, corporate names, business names, fictitious business names, trade styles, service marks, logos, other source or business identifier, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, and (ii) all reissues, extensions or renewals thereof.

         "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Nevada; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Pledgee's and Lender's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Nevada, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         2. GRANT OF SECURITY INTEREST.

          (a) As collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the


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




     Secured Obligations and to induce Lender to enter into the Purchase Agreement and to purchase the Notes in accordance with the terms thereof, Borrower hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Pledgee, for the benefit of Lender, and to Lender, and hereby grants to Pledgee and Lender a security interest in, all of Borrower's right, title and interest in, to and under the following (all of which being hereinafter collectively called the "Collateral"):

               (i)    all Accounts of Borrower;

               (ii)   all Chattel Paper of Borrower;

               (iii)  all Contracts of Borrower;

               (iv)   all Documents of Borrower;

               (v)    all Equipment of Borrower;

               (vi)   all General Intangibles of Borrower;

               (vii)  all Instruments of Borrower,

               (viii) all Inventory of Borrower;

               (ix) all right, title and interest of Borrower in and any deposit accounts of Borrower and all amounts deposited therein;

               (x) all other goods and personal property of Borrower whether tangible or intangible or whether now owned or hereafter acquired by Borrower and wherever located; and

               (xi) to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and product of each of the foregoing.

          (b) In addition, as collateral security for the prompt and complete payment when due of the Secured Obligations and in order to induce Lender as aforesaid, Pledgee, for the benefit of Lender, is hereby granted a lien and security interest in all property of Borrower held by Pledgee or any Lender, including, without limitation, all property of every description, now or hereafter in the possession or custody of or in transit to Pledgee or any Lender for any purpose, including safekeeping, collection or pledge, for the account of Borrower, or as to which Borrower may have any right or power.

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

         3. RIGHTS OF LENDER; LIMITATIONS ON LENDER'S OBLIGATIONS.

          (a) It is expressly agreed by Borrower that, anything herein to the contrary notwithstanding, Borrower shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and Borrower shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Pledgee of a security interest therein or the receipt by Pledgee or any Lender of any payment relating to any Contract or License pursuant hereto, nor shall Pledgee or any Lender be required or obligated in any manner to perform or fulfill any of the obligations of Borrower under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Pledgee authorizes Borrower to collect its Accounts and Instruments provided that such collection is performed in a prudent and businesslike manner, and Pledgee may, upon the occurrence and during the continuation of any Event of Default and without notice, limit or terminate said authority at any time. Such Proceeds shall continue to be collateral security for all of the Secured Obligations and shall not constitute payment thereof until applied as hereinafter provided. At any time, Lender shall be entitled to apply all or any part of the funds on deposit in said account to the principal of or interest on or both in respect of any of the Secured Obligations in accordance with the provisions of Section 8(d) hereof and any part of such funds which Lender elect not so to apply and deemed not required as collateral security for the Secured Obligations shall be paid over from time to time by Lender to Borrower. If an Event of Default has occurred and is continuing, at the request of Pledgee, Borrower shall deliver to Pledgee all original and other documents evidencing, and relating to, the sale and delivery of such Inventory or the performance of labor or service which created such Accounts, including, without limitation, all original orders, invoices and shipping receipts; and, prior to the occurrence of an Event of Default, Borrower shall deliver photocopies thereof to Pledgee at its request.

          (c) Pledgee may at any time, upon the occurrence and during the continuance of any Event of Default (whether or not waived), after first notifying Borrower of its intention to do so, notify Account Debtors of Borrower, parties to the Contracts of Borrower, obligors of Instruments of Borrower and obligors in respect of Chattel Paper of Borrower that the Accounts and the right, title and interest of Borrower in and under such Contracts, such Instruments and such Chattel Paper have been assigned to Pledgee and Lender and that payments shall be made directly to Pledgee. Upon the request of Pledgee, Borrower will so notify such Account Debtors, parties to such Contracts, obligors of such Instruments and

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

     obligors in respect of such Chattel Paper. Pledgee may at any time in its own name or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors of such Instruments and obligors in respect of such Chattel Paper to verify with such Persons to Pledgee's satisfaction the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

          (d) Upon reasonable prior notice to Borrower (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Pledgee shall have the right to make test verifications of the Accounts, Instruments and Chattel Papers and physical verifications of the Inventory in any manner and through any medium that it considers advisable, and Borrower agrees to furnish all such assistance and information as Pledgee may require in connection therewith. Borrower at its expense will cause certified independent public accountants satisfactory to Pledgee to prepare and deliver to Pledgee at any time and from time to time promptly upon Pledgee's request, the following reports: (i) a reconciliation of all its Accounts, Instruments and Chattel Paper, (ii) an aging of all its Accounts, Instruments and Chattel Paper, (iii) trial balances, and (iv) a test verification of such Accounts, Instruments and Chattel Paper as Lender may request. Borrower at its expense will cause certified independent public accountants satisfactory to Pledgee to prepare and deliver to Pledgee the results of the annual physical verification of its Inventory made or observed by such accountants.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants the Pledgee and each Lender that:

          (a) Except for the security interest granted to Pledgee pursuant to this Security Agreement, Borrower is the sole owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good and marketable title thereto, free and clear of any and all liens, security interests or other encumbrances. No amount payable under or in connection with any of its Accounts or Contracts are evidenced by Instruments which have not been delivered to Pledgee.

          (b) No effective security agreement, financing statement, equivalent security or lien instrument or continuation agreement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed by Borrower in favor of Pledgee pursuant to this Security Agreement

          (c) Appropriate financing statements having been filed in the jurisdictions listed on Schedule I hereto, this Security Agreement is effective to create a valid and continuing first priority lien on and first priority perfected security interest in the Collateral (other than fixtures) with respect to which a security interest may be perfected by filing pursuant to the UCC in favor of Pledgee, prior to all other security interests (other than the security interests granted to Pledgee under this Security Agreement), and is enforceable as such as against creditors of and purchasers from Borrower and as against any purchaser of real property where any of the Equipment is located and any present or future creditor obtaining

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


     a Lien on such real property. All action necessary or desirable to protect and perfect such security interest in each item of the Collateral has been duly taken.

          (d) The address of Borrower's principal place of business and the place where its records concerning the Collateral are kept is set forth on
     Schedule II hereto, and Borrower will not change such principal place of business or remove such records unless it has taken such action as is necessary to cause the security interest of Pledgee and Lender in the Collateral to continue to be perfected. Borrower will not change its principal place of business or the place where its records concerning the Collateral is kept without giving 40 days prior written notice thereof to Pledgee.

          (e) The amount represented by Borrower to Pledgee from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts, Instruments and Chattel Paper of Borrower or will at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

         5. COVENANTS. Borrower covenants and agrees with Pledgee and Lender that from and after the date of this Security Agreement and until the Secured Obligations are fully satisfied:

          (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Pledgee, and at the sole expense of Borrower, Borrower will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Pledgee may reasonably deem necessary to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to Pledgee and Lender of any License or Contract held by Borrower or in which Borrower has any rights not heretofore assigned, the filing of any financing or continuation statements under the UCC with respect to the liens and security interests granted hereby, transferring Collateral to Pledgee's possession (if a security interest in such Collateral can be perfected by possession), placing the interest of Pledgee and Lender as lienholder on the certificate of title or any vehicle and using its best efforts to obtain waivers of liens from landlords and mortgagees. Borrower also hereby authorizes Pledgee to file any such financing or continuation statement without the signature of Borrower to the extent permitted by applicable law. A photocopy of this Security Agreement may be filed as a financing statement. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, such Instrument shall be immediately pledged to Pledgee hereunder, and shall be duly endorsed in a manner satisfactory to Pledgee and delivered to Pledgee.

           (b) MAINTENANCE OF RECORDS. Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security


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     interests granted hereby. If requested by Pledgee, the security interest of
     Pledgee and Lender shall be noted on the certificate of title of each vehicle. For Pledgee's and Lender's further security, Borrower agrees that Pledgee shall have a special property interest in all of Borrower's books and records, and pertaining to the Collateral and, upon the occurrence and during the continuation of any Event of Default, Borrower shall deliver and turn over any such books and records to Pledgee or to its representatives at any time on demand of Pledgee. Prior to the occurrence of an Event of Default and upon reasonable notice from Pledgee, Borrower shall permit any representative of Pledgee to inspect such books and records during normal business hours, and will provide photocopies thereof to Pledgee.

          (c) INDEMNIFICATION. In any suit, proceeding or action brought by Pledgee or any Lender relating to any Account, Chattel Paper, Contract, General Intangible or instrument for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible or Instrument, Borrower will save, indemnify and keep Pledgee and each Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder, arising out of a breach by Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Borrower, and all such obligations of Borrower shall be and remain enforceable against and only against Borrower and shall not be enforceable against Pledgee or any Lender.

          (d) COMPLIANCE WITH LAWS, ETC. Borrower will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority, applicable to the Collateral or any part thereof or to the operation of Borrower's business; provided, however, that Borrower may contest any act, regulation, order, decree or direction in any reasonable manner which shall not, in the sole opinion of Pledgee, adversely affect Pledgee's or Lender's rights hereunder or adversely affect the first priority of its security interest in the Collateral.

          (e) PAYMENT OF OBLIGATIONS. Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral.

          (f) COMPLIANCE WITH TERMS OF ACCOUNTS, ETC. Borrower will perform and comply with all obligations in respect of Accounts, Chattel Paper, Instruments, Contracts and Licenses and all other agreements to which it is a party or by which it is bound.

          (g) LIMITATION ON LIENS ON COLLATERAL. Borrower will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove, any lien, security interest or other encumbrance on the Collateral, and will defend the right, title and interest of Pledgee and Lender in and to any of Borrower's rights under the Chattel Paper, Contracts, Documents, General Intangibles and Instruments and to the Equipment and Inventory and in and to the Proceeds thereof against the claims and demands of all Persons whomsoever.

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

          (h) LIMITATIONS ON MODIFICATIONS OF ACCOUNTS, ETC. Upon the occurrence and during the continuation of any Event of Default, Borrower will not, without Pledgee's prior written consent, grant any extension of the time of payment of any of the Accounts, Chattel Paper or Instruments, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

          (i) [This subsection (i) has been intentionally omitted.]

          (j) LIMITATIONS ON DISPOSITION. Borrower will not sell, lease, transfer or otherwise dispose of any of the Collateral except in the ordinary course of its business.

          (k) FURTHER IDENTIFICATION OF COLLATERAL. Borrower will if so requested by Lender furnish to Pledgee, as often as Pledgee reasonably requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Pledgee may reasonably request, all in reasonable detail.

          (l) NOTICES. Borrower will advise Pledgee promptly, in reasonable detail, (i) of any material lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereunder.

          (m) RIGHT OF INSPECTION. Upon reasonable notice to Borrower (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Pledgee shall at all times have full and free access during normal business hours to all the books and records and correspondence of Borrower, and Lender or its representatives may examine the same, take extracts therefrom and make photocopies thereof, and Borrower agrees to render to Pledgee, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to Borrower (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), Pledgee and its representatives shall also have the right to enter into and upon any premises where any of the Equipment or Inventory is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (n) MAINTENANCE OF EQUIPMENT. Borrower will keep and maintain the Equipment in good operating condition sufficient for the continuation of the business conducted by Borrower on a basis consistent with past practices, and Borrower will provide all maintenance and service and all repairs necessary for such purpose.

          (o) CONTINUOUS PERFECTION. Borrower will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed in connection herewith seriously misleading within the meaning of Section 9.402(g) of the UCC (or any other then applicable provision of the UCC) unless Borrower


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


     shall have given Pledgee at least 40 days prior written notice thereof and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading.

          (p) COVENANTS REGARDING TRADEMARK COLLATERAL.

               (i) Borrower shall notify Pledgee immediately if it knows or has reason to know that any application or registration relating to any Trademark which is material to the conduct of Borrower's business may become abandoned or dedicated, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding Borrower's ownership of any Trademark which is material to the conduct of Borrower's business, its right to register the same, or to keep and maintain the same.

               (ii) In no event shall Borrower, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark with the United States Patent or Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs Pledgee, and, upon request of Pledgee, executes and delivers any and all agreements, instruments, documents, and papers as Lender may request to evidence Pledgee's and Lender's security interest in such Trademark and the General Intangibles, including, without limitation, the goodwill of Borrower, relating thereto or represented thereby.

               (iii) Borrower will take necessary actions, including, without limitation, in any proceeding before the United States Patent and Trademark Office, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Trademarks which are material to the conduct of Borrower's business, including, without limitation, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

               (iv) In the event that any of the Trademark Collateral is infringed, misappropriated or diluted by a third party, Borrower shall notify promptly after it learns thereof and shall, unless Borrower shall reasonably determine that such Trademark Collateral is not material to the conduct of Borrower's business, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as Borrower shall reasonably deem appropriate under the circumstances to protect such Trademark Collateral.


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     6. APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) Borrower hereby irrevocably constitutes and appoints Pledgee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower or in its own name, from time to time in Pledgee's reasonable discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Pledgee the power and right, on behalf of Borrower, without notice to or assent by Borrower to do the following:

               (i) to ask, demand, collect, receive and give acquittances and receipts for any and all moneys due and to become due under any Collateral and, in the name of Borrower or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other Instruments for the payment of monies due under any Collateral, to access all post office boxes maintained by or for Borrower for the collection of any of the Collateral, and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Pledgee for the purpose of collecting any and all such moneys due under any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Pledgee for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

               (ii) to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

               (iii) (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to Lender or as Lender shall direct;
          (B) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other Documents constituting or relating to the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described above and, in

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


          conjunction therewith, to give such discharges or releases as Pledgee may deem appropriate; (G) to license or, to the extent permitted by an applicable license, sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patent or Trademark, throughout the world for such term or terms, on such conditions, and in such manner, as Pledgee shall in its sole discretion determine; and (H) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Pledgee were the absolute owner thereof for all purposes, and to do, at Pledgee's option and Borrower's expense, at any time, or from time to time, all acts and things which Pledgee reasonably deems necessary to protect, preserve or realize upon the Collateral and Pledgee's and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Borrower might do.

          (b) Pledgee agrees that, except upon the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to Pledgee pursuant to this Section
     6. Borrower hereby ratifies, to the extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 6 is a power coupled with an interest and shall be irrevocable until the Secured Obligations are indefeasibly paid in full.

          (c) The powers conferred on Pledgee hereunder are solely to protect Pledgee's interests in the Collateral and shall not impose any duty upon it or Lender to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Borrower for any act or failure to act, except for its or their own gross negligence or willful misconduct.

          (d) Borrower also authorizes Pledgee, at any time and from time to time upon the occurrence and during the continuation any Event of Default,
     (i) to communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of Borrower in and under the Contracts hereunder and other matters relating thereto and
     (ii) to execute, in connection with the sale provided for in Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         7. PERFORMANCE BY LENDER OF BORROWER'S OBLIGATIONS. If Borrower fails to perform or comply with any of its agreements contained herein and Pledgee or any Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Pledgee and such Lender incurred in connection with such performance or compliance, together with interest thereon at the rate then in effect under the Notes, shall be payable by Borrower to Pledgee and Lender on demand and shall constitute Secured Obligations secured hereby.


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


     8. REMEDIES, RIGHTS UPON DEFAULT.

          (a) If any Event of Default shall occur and be continuing, Pledgee and Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Borrower expressly agrees that in any such event Pledgee, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon Borrower or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the maximum extent permitted by the UCC and other applicable law), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange or broker's board or at any of Pledgee's offices or elsewhere at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Pledgee and Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption Borrower hereby releases. Borrower further agrees, at Pledgee's request, to assemble the Collateral and make it available to Pledgee at places which Pledgee shall reasonably select, whether at Borrower's premises or elsewhere. Pledgee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, as provided in Section 8(d) hereof, Borrower remaining liable for any deficiency remaining unpaid after such application, and only after so paying over such net proceeds and after the payment by Pledgee of any other amount required by any provision of law, including Section 9.504(a)(3) of the UCC, need Pledgee and Lender account for the surplus, if any, to Borrower. To the maximum extent permitted by applicable law, Borrower waives all claims, damages, and demands against Lender arising out of the repossession, retention or sale of the Collateral except such as arise out of the gross negligence or willful misconduct of Lender. Borrower agrees that the Pledgee need not give more than ten days' notice (which notification shall be deemed given when mailed or delivered on an overnight basis, postage prepaid, addressed to Borrower at its address referred to in
     Section 12 hereof) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Pledgee and Lender are entitled, Borrower also being liable for the reasonable fees of any attorneys employed by Pledgee and Lender to collect such deficiency.

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



          (b) Borrower also agrees to pay all costs of Pledgee and Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its or their rights and remedies hereunder.

          (c) Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (d) The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Pledgee in the following order of priorities:

               first, to Pledgee and Lender in an amount sufficient to pay in full the expenses of Pledgee and Lender in connection with such sale, disposition or other realization, including all expenses, liabilities and advances incurred or made by Pledgee and Lender in connection therewith, including, without limitation, reasonable attorney's fees;

               second, to Lender in an amount equal to the then unpaid principal of and accrued interest and prepayment premiums, if any, on the Secured Obligations;

               third, to Lender in an amount equal to any other Secured Obligations which are then unpaid; and

               finally, upon payment in full of all of the Secured Obligations, to pay to Borrower, or its representatives or as a court of competent jurisdiction may direct, any surplus then remaining from such Proceeds.

     9. GRANT OF LICENSE TO USE PATENT AND TRADEMARK COLLATERAL. For the purpose of enabling Pledgee and Lender to exercise rights and remedies under
Section 8 hereof at such time as Pledgee and Lender, without regard to this
Section 9, shall be lawfully entitled to exercise such rights and remedies, Borrower hereby grants to Pledgee and Lender an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to Borrower) to use, license or sublicense any Patent or Trademark, now owned or hereafter acquired by Borrower, and wherever the same may be located, and including, without limitation, in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer and automatic machinery software and programs used for the compilation or printout thereof.

     10. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Pledgee shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Pledgee nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. Upon request of Borrower,

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

Pledgee shall account for any moneys received by it in respect of any foreclosure on or disposition of the Collateral.

         11. REINSTATEMENT. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower for liquidation or reorganization, should Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         12. NOTICES. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall be given as set forth in the Purchase Agreement. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         13. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceabiity in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         14. NO WAIVER; CUMULATIVE REMEDIES. Pledgee and Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its or their rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by Pledgee, and then only to the extent therein set forth. A waiver by Pledgee or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Pledgee or any Lender would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of Pledgee or any Lender, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Pledgee and, where applicable, by Borrower.


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


     15. SUCCESSORS AND ASSIGNS; GOVERNING LAW.

          (a) This Security Agreement and all obligations of Borrower hereunder shall be binding upon the successors and assigns of Borrower, and shall, together with the rights and remedies of Pledgee and Lender hereunder, inure to the benefit of Pledgee, Lender, all future holders of the Notes and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to Pledgee and Lender hereunder.

          (b) THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEVADA.

     16. USE AND PROTECTION OF PATENT AND TRADEMARK COLLATERAL. Notwithstanding anything to the contrary contained herein, unless an Event of Default has occurred and is continuing, Pledgee shall from time to time execute and deliver, upon the written request of any grantor, any and all instruments, certificates or other documents, in the form so requested, necessary or appropriate in the judgment of Borrower to permit Borrower to continue to exploit, license, use, enjoy and protect the Patents and Trademarks.

     17. FURTHER INDEMNIFICATION. Borrower agrees to pay, and to save Pledgee and each Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Security Agreement.

     18. WAIVER OF JURY TRIAL. BORROWER HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES HEREUNDER.

     19. TERMINATION. At such time as (i) the entire unpaid principal balance of the Notes and all accrued interest thereon have been indefeasibly paid in full ("Payment in Full") and (ii) all other payment obligations under the Notes and the Purchase Agreement due and owing as of the date of such Payment in Full have been indefeasibly paid in full, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Borrower's written request, Pledgee will, at Borrower's sole cost and expense, return to Borrower such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Borrower such documents as Borrower shall reasonably request to evidence such termination.

                            [SIGNATURE PAGE FOLLOWS]

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

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer on the date first set forth above.




                           ORIX GLOBAL COMMUNICATIONS, INC.

                           By: /s/ [ILLEGIBLE]
                               ---------------------------------------

                           Title:  President
                                   -----------------------------------



                           HW PARTNERS, L.P., as Agent for Lender

                           By: HW Finance, L.L.C., its general partner


                           By: /s/ CLARK K. HUNT
                               ---------------------------------------

                           Title:  Manager
                                   -----------------------------------



----------------------------------------------------------------------
SECURITY AGREEMENT - PAGE 18
(HW PARTNER/ORIX GLOBAL)

                                   SCHEDULE I

                                     FILINGS





                  DEBTOR          JURISDICTION           FILING OFFICE

                                   SCHEDULE II

                   LOCATION OF RECORDS AND CERTAIN COLLATERAL





              Principal Place of                  Location of
                Business and                       Inventory
              Location of Records                 and Equipment

                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT ("Agreement") is made as of the 11th day of June, 1998, by ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation (hereinafter called "Pledgor", whether one or more), in favor of HW Partners, L.P., as agent for and representative of (in such capacity, "Pledgee") the Secured Party (as hereinafter defined). Pledgor hereby agrees with Pledgees as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings indicated below:

          (a) The term "Borrower" shall mean Pledgor.

          (b) The term "Code" shall mean the Uniform Commercial Code as in effect in the State of Nevada on the date of this Agreement or as it may hereafter be amended from time to time.

          (c) The term "Collateral" shall mean all of the following property:

               (i) all of Pledgor's right, title and interest as a partner (whether as a general partner or limited partner) in and to any partnership (the "Pledged Partnerships"), whether now owned or hereafter acquired, including, but not limited to, Pledgor's right to vote and to manage and administer the business of each Pledged Partnership pursuant to the partnership agreements of any such partnership (the "Partnership Agreements"), together with all other rights, interests, claims and other property of Pledgor in any manner arising out of or relating to its general partnership interests or limited partnership interests, as the case may be, whether such rights, interests, claims or other property are now owned or hereafter acquired by Pledgor, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, including without limitation any certificates or instruments, however designated or titled, issued by any partnership and evidencing Pledgor's interest as a general partner or limited partner, as the case may be, now owned or hereafter acquired by Pledgor and in any manner arising out of or relating to Pledgor's general partnership interests or limited partnership interests, as the case may be, and further including, without limitation, all of the rights of Pledgor as a general partner or limited partner, as the case may be (whether now owned or hereafter acquired) to: (A) receive money due and to become due (including, without limitation, dividends, distributions, interest, income from partnership properties and returns of capital) under or pursuant to any of the Partnership Agreements, to receive payments upon termination of any or all of the Partnership Agreements and to receive any other payments or distributions, whether cash or non-cash, in respect of Pledgor's partnership interests; (B) fees, income, rents, proceeds of sale, earnings, deposits, receipts, royalties, revenues, recoveries, compensation, claims and causes of action arising out of or relating to any partnership, and all other rights, powers, property and remedies of Pledgor with respect to any of the foregoing; and (C) access to any Pledged Partnership's books and records and to other information concerning or affecting any Pledged Partnership;

               (ii) all of Pledgor's right, title and interest as a member or owner in and to any limited liability company (the "Pledged LLCs"), whether now owned or hereafter acquired, including, but not limited to, Pledgor's right to vote and to manage and administer the business of each Pledged LLC pursuant to the agreements of any such LLC (the "LLC Agreements"), together with all other rights, interests, claims and other property of Pledgor in any manner arising out of or relating to its interests in such LLCs, whether such rights, interests, claims or other property are now owned or hereafter acquired by Pledgor, whatever their respective kind or character, whether they are tangible or intangible property, and wheresoever they may exist or be located, including without limitation any certificates or instruments, however designated or titled, issued by any LLC and evidencing Pledgor's interest therein now owned or hereafter acquired by Pledgor and in any manner arising out of or relating to Pledgor's interest including, without limitation, all of the rights


PLEDGE AGREEMENT - PAGE 1
          of Pledgor (whether now owned or hereafter acquired) to: (A) receive money due and to become due (including, without limitation, dividends, distributions, interest, income from properties and returns of capital) under or pursuant to any of the LLC Agreements, to receive payments upon termination of any or all of the LLC Agreements and to receive any other payments or distributions, whether cash or non-cash, in respect of Pledgor's membership or ownership interests, (B) fees, income, rents, proceeds of sale, earnings, deposits, receipts, royalties, revenues, recoveries, compensation, claims and causes of action arising out of or relating to any LLC, and all other rights, powers, property and remedies of Pledgor with respect to any of the foregoing; and (C) access to any Pledged LLC's books and records and to other information concerning or affecting any Pledged LLC;

               (iii) all shares of capital stock or other equity interests now owned or hereafter acquired by Pledgor in any person or entity, together with certificates representing all of such shares or other interests (the "Pledged Shares"), and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, options, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Shares; and

               (iv) all property specifically described on Schedule "A" attached hereto and made a part hereof.

          The term Collateral, as used herein, shall also include (A) all certificates, instruments and/or other documents evidencing the foregoing, (B) all renewals, replacements and substitutions of all of the foregoing, (C) all Additional Property (as hereinafter defined), and (D) all PRODUCTS and PROCEEDS of all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Pledgor to Secured Party of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder.

          (d) The term "Indebtedness" shall mean all indebtedness, obligations and liabilities of Borrower to Secured Party of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, and regardless of whether such indebtedness, obligations and liabilities may, prior to their acquisition by Secured Party, be or have been payable to or in favor of a third party and subsequently acquired by Secured Party (it being contemplated that Secured Party may make such acquisitions from third parties), including without limitation all indebtedness, obligations and liabilities of Borrower to Secured Party now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement or otherwise, (ii) all accrued but unpaid interest on any of the indebtedness described in (i) above, (iii) all obligations of Borrower to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, including, without limitation, the Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") between Infinity Investors Limited and Borrower and the Debentures issued pursuant thereto (the "Debentures"), (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above.

          (e) The term "Loan Documents" shall mean all instruments and documents evidencing, securing, governing, guaranteeing and/or pertaining to the Indebtedness, including the Purchase Agreement and the Debentures.


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


          (f) The term "Obligated Party" shall mean any party other than Borrower who secures, guarantees and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (g) The term "Secured Party" shall mean Infinity Investors Limited and any other holder of Debentures, and the Pledgee as agent for such Secured Party(s), their successors and assigns, including without limitation, any party to whom any Secured Party or the Pledgee, or any of their successors or assigns, may assign all or any part of the Indebtedness or any of its or their rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in Section 1.201, Chapter 8 or Chapter 9 of the Code shall have the meaning provided for therein. Other words and phrases defined elsewhere in the Code shall have the meaning specified therein except to the extent such meaning is inconsistent with a definition in Section 1-201, Chapter 8 or Chapter 9 of the Code.

     2. Security Interest. As security for the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral.

     3. Additional Property. Collateral shall also include the following property (collectively, the "Additional Property") which Pledgor becomes entitled to receive or shall receive in connection with any other Collateral:
(a) any stock certificate, including without limitation, any certificate representing a stock dividend or any certificate in connection with any recapitalization, reclassification, merger, consolidation, conversion, sale of assets, combination of shares, stock split or spin-off; (b) any option, warrant, subscription or right, whether as an addition to or in substitution of any other Collateral; (c) any dividends or distributions of any kind whatsoever, whether distributable in cash, stock or other property; (d) any interest, premium or principal payments; and (e) any conversion or redemption proceeds; provided, however, that until the occurrence of an Event of Default (as hereinafter defined), Pledgor shall be entitled to all cash dividends and all interest paid on the Collateral (except interest paid on any certificate of deposit pledged hereunder) free of the security interest created under this Agreement. All Additional Property received by Pledgor shall be received in trust for the benefit of Secured Party. All Additional Property and all certificates or other written instruments or documents evidencing and/or representing the Additional Property that is received by Pledgor, together with such instruments of transfer as Secured Party may request, shall immediately be delivered to or deposited with Secured Party and held by Secured Party as Collateral under the terms of this Agreement. If the Additional Property received by Pledgor shall be shares of stock or other securities, such shares of stock or other securities shall be duly endorsed in blank or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party. Secured Party shall be deemed to have possession of any Collateral in transit to Secured Party or its agent

     4. Voting Rights. As long as no Event of Default shall have occurred hereunder, any voting rights incident to any stock or other securities pledged as Collateral may be exercised by Pledgor; provided, however, that Pledgor will not exercise, or cause to be exercised, any such voting rights, without the prior written consent of Secured Party, if the direct or indirect effect of such vote will result in an Event of Default hereunder.

     5. Maintenance of Collateral. Other than the exercise of reasonable care to assure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; (c) collect any amounts payable in respect of the Collateral (Secured Party being

PLEDGE AGREEMENT - PAGE 3
liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

     6. Representations and Warranties. Pledgor hereby represents and warrants the following to Secured Party:

          (a) Due Authorization. The execution, delivery and performance of this Agreement and all of the other Loan Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor, to the extent Pledgor is a corporation, or by all necessary partnership action, to the extent Pledgor is a partnership.

          (b) Enforceability. This Agreement and the other Loan Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

          (c) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party. The capital stock described on Schedule "A" hereto constitutes 100% of the issued and outstanding capital stock of the issuer thereof.

          (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, charter, bylaws or partnership agreement, as the case may be, of Pledgor, or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or (ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Loan Documents. No consent, approval, authorization or order of, and no notice to or filing with, any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

          (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

          (f) Location. Pledgor's residence or chief executive office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

          (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent), (iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

PLEDGE AGREEMENT - PAGE 4

          (h) Securities. Any certificates evidencing securities pledged as Collateral are valid and genuine and have not been altered. All securities pledged as Collateral have been duly authorized and validly issued, are fully paid and non-assessable, and were not issued in violation of the preemptive rights of any party or of any agreement by which Pledgor or the issuer thereof is bound. No restrictions or conditions exist with respect to the transfer or voting of any securities pledged as Collateral, except as has been disclosed to Secured Party in writing. To the best of Pledgor's knowledge, no issuer of such securities (other than securities of a class which are publicly traded) has any outstanding stock rights, rights to subscribe, options, warrants or convertible securities outstanding or any other rights outstanding entitling any party to have issued to such party capital stock of such issuer, except as has been disclosed to Secured Party in writing.

     7. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

          (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the other Loan Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

          (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

          (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received from the issuer of any securities pledged hereunder as Collateral.

          (d) Delivery of Instruments and/or Certificates. Contemporaneously herewith, Pledgor covenants and agrees to deliver to Secured Party any certificates, documents or instruments representing or evidencing the Collateral, with Pledgor's endorsement thereon and/or accompanied by proper instruments of transfer and assignment duly executed in blank with, if requested by Secured Party, signatures guaranteed by a member or member organization in good standing of an authorized Securities Transfer Agents Medallion Program, all in form and substance satisfactory to Secured Party.

          (e) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party;
(C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any securities or financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any securities or financial intermediary, clearing corporation or other party

PLEDGE AGREEMENT - PAGE 5
required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. When applicable law provides more than one method of perfection of Secured Party's security interest in the Collateral, Secured Party may choose the method(s) to be used.

     8. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

          (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

          (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

          (c) Dilution of Ownership. As to any securities pledged as Collateral (other than securities of a class which are publicly traded), Pledgor will not consent to or approve of the issuance of (i) any additional shares of any class of securities of such issuer (unless immediately upon issuance additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance), (ii) any instrument convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such securities, or (iii) any warrants, options, contracts or other commitments entitling any third party to purchase or otherwise acquire any such securities.

          (d) Restrictions on Securities. Pledgor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by Secured Party.

     9. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

          (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the purposes of this Agreement, including without limitation, the following action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate; (iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have a duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and
(v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

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




          (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     10. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

          (a) Default Under Loan Documents. The occurrence of any Event of
Default under Article      of the Purchase Agreement, any Event of Default under
any Debenture or any event of default under any other Loan Document; or

          (b) Bankruptcy or Insolvency. If Borrower or any Obligated Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar laws (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief is filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

          (c) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

          (d) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

          (e) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

          (f) Dilution of Ownership. The issuer of any securities (other than securities of a class which are publicly traded) constituting Collateral hereafter issues any shares of any class of capital stock (unless immediately upon issuance, additional securities are pledged and delivered to Secured Party pursuant to the terms hereof to the extent necessary to give Secured Party a security interest after such issuance in at least the same percentage of such issuer's outstanding securities as Secured Party had before such issuance) or any options, warrants or other rights to purchase any such capital stock; or

          (g) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law.

     PLEDGE AGREEMENT - PAGE 7

     11. Remedies and Related Rights. If an Event of Default shall have occurred, and without limiting any other rights and remedies provided herein, under any of the other Loan Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

     (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Loan Documents:

               (i) exercise in respect of the Collateral all the rights and remedies of a secured party under the Code (whether or not the Code applies to the affected Collateral);

               (ii) reduce its claim to judgment or foreclose or otherwise enforce, in whole or in part, the security interest granted hereunder by any available judicial procedure;

               (iii) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

               (iv) buy the Collateral, or any portion thereof, at any public sale;

               (v) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

               (vi) apply for the appointment of a receiver for the Collateral, and Pledgor hereby consents to any such appointment; and

               (vii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

         Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Uniform Commercial Code, as it exists in the state governing any such notice, of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five (5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 9-504(3) of the Code.

     (b) Private Sale of Securities. Pledgor recognizes that Secured Party may be unable to effect a public sale of all or any part of the securities pledged as Collateral because of restrictions in applicable federal and state securities laws and that Secured Party may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sale may be at prices and other terms less favorable than what might have been obtained at a public sale and, notwithstanding the foregoing, agrees that each such private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer to register such securities for public sale under any federal or state securities laws. Pledgor further acknowledges and agrees that any offer to sell

PLEDGE AGREEMENT - PAGE 8
such securities which has been made privately in the manner described above to not less than five (5) bona fide offerees shall be deemed to involve a "public sale" for the purposes of Section 9-504(3) of the Code, notwithstanding that such sale may not constitute a "public offering" under any federal or state securities laws and that Secured Party may, in such event, bid for the purchase of such securities.

         (c) Application of Proceeds. If any Event of Default shall have occurred, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

               (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Loan Documents, (B) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

               (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

               (iii) to the satisfaction of the Indebtedness;

               (iv) by holding such cash and proceeds as Collateral;

               (v) to the payment of any other amounts required by applicable law (including without limitation, Section 9-504(l)(c) of the Code or any other applicable statutory provision); and

               (vi) by delivery to Pledgor or any other party lawfully entitled to receive such cash or proceeds whether by direction of a court of competent jurisdiction or otherwise.

         (d) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Borrower and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Loan Documents.

         (e) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

         (f) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Loan Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the


PLEDGE AGREEMENT - PAGE 9

Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Loan Documents executed by any third party, and (v) release or substitute any third party.

         (g) Voting Rights. Upon the occurrence of an Event of Default, Pledgor will not exercise any voting rights with respect to securities pledged as Collateral. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact (such power of attorney being coupled with an interest) and proxy to exercise any voting rights with respect to Pledgor's securities pledged as Collateral upon the occurrence of an Event of Default.

         (h) Dividend Rights and Interest Payments. Upon the occurrence of an Event of Default:

               (i) all rights of Pledgor to receive and retain the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to Section 3 shall automatically cease, and all such rights shall thereupon become vested with Secured Party which shall thereafter have the sole right to receive, hold and apply as Collateral such dividends and interest payments; and

               (ii) all dividend and interest payments which are received by Pledgor contrary to the provisions of clause (i) of this Subsection shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor, and shall be forthwith paid over to Secured Party in the exact form received (properly endorsed or assigned if requested by Secured Party), to be held by Secured Party as Collateral.

         12. Indemnity. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person arising in connection with the Loan Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Loan Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Loan Documents). WITHOUT LIMITATION, THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PERSON WITH RESPECT TO ANY CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH AND/OR ANY OTHER INDEMNIFIED PERSON, except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. If Pledgor or any third party ever alleges such gross negligence or willful misconduct by any Indemnified Person, the indemnification provided for in this Section shall nonetheless be paid upon demand, subject to later adjustment or reimbursement, until such time as a court of competent jurisdiction enters a final judgment as to the extent and effect of the alleged gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

         13. Miscellaneous.

         (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

          (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Loan Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

PLEDGE AGREEMENT - PAGE 10

          (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness,
(ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or
(iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

          (d) Waiver by Secured Party. Secured Party may waive any
Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledger therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

          (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Loan Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Loan Documents, (iii) the administration of the Loan Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Loan Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

         (f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEVADA AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEVADA.

         (g) Appointment of Pledgee as Agent. Pledgee has been appointed to act as Pledgee hereunder by and for the benefit of the Secured Parties.

         (h) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

         (i) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Borrower.

         (j) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery, (ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of personal delivery, at the time of personal delivery, in the case of expedited delivery service, as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other

PLEDGE AGREEMENT - PAGE 11
location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

         (k) Binding Effect and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor, and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Loan Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

         (l) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Borrower, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the security interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

         (m) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Loan Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

         (n) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

         (o) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

PLEDGE AGREEMENT - PAGE 12

     EXECUTED as of the date first written above.

Pledgor's Address:                           PLEDGOR:

                                             ORIX GLOBAL COMMUNICATIONS, INC.




                                              By:        [ILLEGIBLE]
--------------------------                       ----------------------------
                                              Name:      [ILLEGIBLE]
--------------------------                         --------------------------
                                              Title:   President
                                                    -------------------------

Secured Party's Address:
c/o HW Partners, L.P.
1601 Elm Street
4000 Thanksgiving Tower
Dallas, Texas 75201
Fax: 214/720-1662
Attn: Barrett Wissman




PLEDGE AGREEMENT - PAGE 13

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of June 11, 1998 among ORIX GLOBAL COMMUNICATIONS, INC. (the "Company"), and the purchasers of Common Stock of the Company listed on the signature pages below (individually a "Purchaser" and collectively the "Purchasers").

                                    RECITALS:

         The Company and the Purchasers have entered into a Securities Purchase Agreement (the "Purchase Agreement") providing, among other things, for the purchase by the Purchasers of Debentures of the Company and 2,400 shares of Common Stock of the Company (the "Closing Shares"). Terms defined in the Purchase Agreement and not otherwise defined herein are used herein with the same meanings as defined in the Purchase Agreement.

         This Agreement is the Registration Rights Agreement referred to in the Purchase Agreement. The execution and delivery of this Agreement is a condition to the Closing under the Purchase Agreement.

         The parties agree as follows:

         1. REGISTRABLE SECURITIES. For purposes of this Agreement, "Registrable Stock" means (i) the Closing Shares and all other shares of Common Stock owned now or in the future by the Purchasers or any assignee of the Purchasers permitted pursuant to Paragraph 8(g) of this Agreement (a "Permitted Assignee"), and (ii) any other capital stock of the Company now or hereafter owned and held by any Purchaser or any Permitted Assignee, including any such capital stock issued or issuable with respect to the Common Stock referred to in (i)) above by way of a stock dividend, stock split or in connection with a combination of shares, reclassification, recapitalization, merger or consolidation or reorganization. Shares will cease to be "Registrable Stock" when sold pursuant to an effective registration statement under the Securities Act or Rule 144 under the Securities Act.

         2. DEMAND REGISTRATIONS.

                  (a) REQUESTS FOR REGISTRATION.

                           (i) At any time and from time to time after the
                  earlier of (1) May 2000 or (2) the date which is six (6) months after the effective date of the Company's first registration statement for an offering of securities of the Company under the Securities Act, holders owning or having the right to acquire an aggregate of at least one-third (1/3) of the Registrable Stock then issued or issuable shall have the right to request that the Company file a registration


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



                  statement under the Securities Act covering the registration of all or any part of their Registrable Stock (each, a "Demand Registration"), provided, however, that unless the reasonably anticipated aggregate offering price (net of underwriting discounts and commissions) for the Registrable Stock proposed to be registered shall equal at least $15,000,000 then such request shall cover the registration of at least twenty percent (20%) of the Registrable Stock then issued or issuable. Any request (a "Registration Request") for a Demand Registration shall specify (x) the approximate number of shares of Registrable Stock requested to be registered, and
                  (y) the intended method of distribution of such shares. Within ten days after the date of sending of such request, the Company will give written notice of such requested registration to all other holders of Registrable Stock and will include in such registration all shares of Registrable Stock which holders of Registrable Stock request the Company to include in such registration by written notice given to the Company within thirty (30) days after the date of sending of the Company's notice.

                          (ii) The company will be required to effect up to two
                  (2) Demand Registrations pursuant to this Paragraph 2(a).

                          (iii) A registration will not count as one of the
                  Demand Registrations effected by the Company unless (a) the holders of Registrable Stock are able to register and sell the Registrable Stock requested to be included in such registration or (b) the registration statement relating to a registration is withdrawn or abandoned at the request of the holders of the Registrable Stock covered by such registration statement (other than as a result of a material adverse change to the Company or following a postponement by the Company pursuant to Paragraph 2(d)).

                          (iv) The Company will not include in any Demand
                  Registration any securities other than shares of Registrable Stock and securities to be registered for offering and sale on behalf of the Company without the prior written consent of the holders of a majority of the shares of Registrable Stock included in such registration. If the managing underwriters advise the Company in writing that in their opinion the number of shares of Registrable Stock and, if permitted hereunder, other securities in such offering, exceeds the number of shares of Registrable Stock and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of a majority of the shares of Registrable Stock initially requesting registration, the Company will include in such registration, prior to the inclusion of any securities which are not shares of Registrable Stock, the number of shares of Registrable Stock requested to be included which in the opinion of such underwriters can be sold in an orderly manner within the price range of such offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable




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



                  Stock which each such holder has requested the Company to include in such registration.

                  (b) SELECTION OF UNDERWRITER. The holders of a majority of the shares of Registrable Stock to be included in a registration will have the right to select one or more underwriters to manage the offering, subject to the Company's approval which will not be unreasonably withheld or delayed.

                  (c) REGISTRATIONS ON FORM S-3. Following its initial public offering of securities under the Securities Act, the Company shall use its reasonable best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. At any time and from time to time, after the Company has qualified for the use of Form S-3, in addition to the rights contained in Paragraph 2(a), the holders of at least 25% of the Registrable Stock then issued or issuable shall have the right to request registrations on Form S-3; provided, that the Company shall not be required to effect a registration on Form S-3 pursuant to this Paragraph 2(c) unless the reasonably anticipated aggregate offering price (net of underwriting discounts and commissions) for the Registrable Stock proposed to be registered shall equal at least $2,500,000. Such requests shall be in writing and shall state the number of shares of Registrable Stock proposed to be disposed of and the intended method of distribution of such shares by such holder or holders. The Company shall be required to effect up to four
         (4) registrations pursuant to this Paragraph 2(c), provided, however, that a registration shall not count as one of the four unless it meets the requirements set forth in subparagraph 2(a)(iii) above.

                  (d) RIGHT TO DEFER REGISTRATION. The Company shall not be obligated to effect any registration within 90 days after the effective date of a previous registration statement on Form S-I in which the holders of Registrable Securities participated or were given an opportunity to participate and declined to do so. The Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a demand registration set forth above if (i) the Board of Directors determines, reasonably and in good faith, that such registration might have an adverse effect on any proposal or plan by the Company, including, without limitation, a plan or proposal to engage in any acquisition, merger, consolidation, tender offer or similar transaction or (ii) any other material, nonpublic development or transaction is pending; provided, that the Company may not postpone the filing or effectiveness of a registration statement pursuant to this sentence more frequently than once during any period of 12 consecutive months.

         3. PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO PIGGYBACK. If the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration solely in connection with an employee benefit or stock ownership plan) and the registration form to be used may be used for the registration of Registrable Stock (a


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



          "Piggyback Registration"), the Company will give prompt written notice to all holders of Registrable Stock of its intention to effect such a registration (each a "Piggyback Notice"). Subject to subparagraph 3(b) below, the Company will include in such registration all shares of Registrable Stock which holders of Registrable Stock request the Company to include in such registration by written notice given to the Company within twenty (20) days after the date of sending of the Company's notice.

                  (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by the Company and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration (i) first, the securities proposed to be sold by the Company, (ii) second, the Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

                  (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration relates to an underwritten public offering of equity securities by holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Stock requested to be included in such registration, pro rata among the holders of such Registrable Stock on the basis of the number of shares owned by each such holder and (iii) third, other securities requested to be included in such registration.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Stock have requested that any Registrable Stock be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Stock in accordance with the intended method of distribution thereof and will as expeditiously as possible:

                             (i) prepare and file with the Securities and
                   Exchange Commission (the "Commission") a registration statement with respect to such Registrable Stock and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Stock included in such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;



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



                          (ii) prepare and file with the Commission such
                  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of up to two (2) years, and comply with the provisions of the Securities Act with respect to the disposition of all securities included in such registration statement during such period in accordance with the intended methods of distribution by the selling holders thereof set forth in such registration statement (the Company hereby agrees that such registration statement shall include a Plan of Distribution section reasonably acceptable to the holders of Registrable Stock and substantially in the form annexed hereto);

                          (iii) furnish to each selling holder of Registrable
                  Stock such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such selling holder may reasonably request in order to facilitate the disposition of the Registrable Stock owned by such selling holder;

                          (iv) use its best efforts to register or qualify such
                  Registrable Stock under such other securities or blue sky laws of such jurisdictions as any selling holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such selling holder to consummate the disposition in such jurisdictions of the Registrable Stock owned by such selling holder, provided that the Company will not be required (i) to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph,
                  (ii) to subject itself to taxation in any such jurisdiction, or (iii) to consent to general service of process in any such jurisdiction;

                          (v) notify each selling holder of such Registrable
                  Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                          (vi) cause all such Registrable Stock to be listed on
                  each securities exchange on which similar securities issued by the Company are then listed and to





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



                  be qualified for trading on each system on which similar securities issued by the Company are from time to time qualified;

                           (vii) provide a transfer agent and registrar for all
                  such Registrable Stock not later than the effective date of such registration statement and thereafter maintain such a transfer agent and registrar;

                           (viii) enter into such customary agreements
                  (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the shares of Registrable Stock being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Stock;

                           (ix) make available for inspection by any underwriter
                  participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

                           (x) otherwise use its best effort to comply with all
                  applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                           (xi) permit any holder of Registrable Stock which
                  might be deemed, in the sole and exclusive judgment of such holder, to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

                           (xii) in the event of the issuance of any stop order
                  suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Stock included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

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If any such registration or comparable statement refers to any holder by name or otherwise as the holder of any securities of the Company and if, in the sole and exclusive judgment of such holder, such holder is or might be deemed to be a controlling person of the Company, such holder shall have the right to require
(a) the inclusion in such registration statement of language, in form and substance reasonably satisfactory to such holder, to the effect that the holding of such securities by such holder is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided, that with respect to this clause (b) such holder shall furnish to the Company an opinion of counsel to such effect, which opinion and counsel shall be reasonably satisfactory to the Company.

         5. REGISTRATION EXPENSES.

                  (a) DEFINITION. The term "Registration Expenses" means any expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, listing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, internal expenses, the fees and expenses of counsel for the Company (but not the fees and expenses of counsel to the holders the Registrable Stock included in such registration) and all independent certified public accountants, underwriting fees and expenses (excluding discounts and commissions attributable to the Registrable Securities, which shall be paid by the selling holders out of the proceeds of the offering) and the fees and expenses of any other Persons retained by the Company.

                  (b) PAYMENT. The Company shall pay the Registration Expenses in connection with two (2) Demand Registrations, any and all registrations on Form S-3 pursuant to paragraph 2(c), and any and all Piggyback Registrations.

         6. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Stock, its general and limited partners, officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein. In connection with an




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                    underwritten offering, the Company will indemnify such
                    underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Stock.

                             (b) INDEMNIFICATION BY HOLDERS. In connection with
                    any registration statement in which a holder of Registrable Stock is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any written information or affidavit so furnished in writing by such holder; provided, that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Stock pursuant to such registration statement.

                             (c) NOTICE; DEFENSE OF CLAIMS. Any Person entitled
                    to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                              (d) CONTRIBUTION. If the indemnification provided
                     for in this part 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in

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         connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The obligation to contribute will be individual to each holder of Registrable Stock and will be limited to the amount by which the net amount of proceeds received by such holder from the sale of Registrable Stock exceeds the amount of losses, liabilities, damages, and expenses which such holder has otherwise been required to pay by reason of such statements or omissions.

            (e) SURVIVAL. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

            (f) UNDERWRITING AGREEMENT. To the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this part 6, the provisions contained in the underwriting agreement shall control.

         7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements, provided, that no holder of Registrable Stock included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such holder and such holder's intended method of distribution, and (iii) if requested by the managing underwriter or underwriters, agrees not to sell Registrable Stock or other securities held by such Person in any transaction other than pursuant to such underwriting for such period (not to exceed 180 days) following the effective date of the registration statement relating to such underwriting as determined by the Board of Directors; provided, that no holder of Registrable Stock shall be required to enter into such an agreement unless each other holder of Registrable Stock, each director and executive officer of the Company and each other holder of at least one percent of the Common Stock then outstanding enters into a substantially identical agreement relating to such underwriting.




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         8. MISCELLANEOUS.

                  (a) INFORMATION AND REPORTING.

                          (i) The Company shall, at all times during which it is
                  neither subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, nor exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the written request of any Purchaser, provide in writing to such Purchaser and to any prospective transferee of the Registrable Stock of such Purchaser the information concerning the Company described in Rule 144A(d)(4) under the Securities Act ("Rule 144A Information"). Upon the written request of any Purchaser, the Company shall cooperate with and assist such Purchaser or any member of the National Association of Securities Dealers, Inc. PORTAL system in applying to designate and thereafter maintain the eligibility of the Registrable Stock for trading through PORTAL. The Company's obligations under this Paragraph 8(a) shall at all times be contingent upon receipt from the prospective transferee of Registrable Stock of a written agreement to take all reasonable precautions to safeguard the Rule 144A Information from disclosure to anyone other than Persons who will assist such transferee in evaluating the purchase of any Registrable Stock.

                          (ii) When it is first legally required to do so, the
                  Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first registration statement filed by the Company under the Securities Act, the Company shall (whether or not it shall then be required to do so) timely file such information, documents and reports which a corporation, partnership or other entity subject to Section 13 or 15(d) (whichever is applicable) of the Exchange Act is required to file. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall promptly upon request furnish any holder of Registrable Stock (a) a written statement by the Company that it has complied with such reporting requirements,
                  (b) a copy of the most recent annual or quarterly report of the Company, and (c) such other reports and documents filed by the Company with the Commission as such holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Paragraph 8(a)(ii) are to enable any such holder to comply with the current public information requirement contained in paragraph (c) of Rule 144 under the Securities Act, should such holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in


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



                  reliance upon Rule 144 (or any other similar exemptive provision), and to qualify the Company for the use of registration statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3.

                  (b) NO INCONSISTENT AGREEMENTS. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Stock in this Agreement. Without the consent of the holders of at least fifty-one percent (51%) of the Registrable Stock, the Company will not grant registration rights to any other Person.

                  (c) ADJUSTMENTS AFFECTING REGISTRABLE STOCK. The Company will not take any action, or permit any change to occur, with respect to its securities for the purpose of materially and adversely affecting the ability of the holders of Registrable Stock to include such Registrable Stock in a registration undertaken pursuant to this Agreement or materially and adversely affecting the marketability of such Registrable Stock in any such registration (including, without limitation, effecting a stock split or a combination of shares), provided that this subparagraph 8(c) shall not apply to actions or changes with respect to the Company's business, balance sheet, earnings or revenue where the effect of such actions or changes on the Registrable Stock is merely incidental.

                  (d) NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed effectively given when delivered personally or by facsimile transmission or by overnight delivery service or 72 hours after being mailed by first class certified or registered mail, return receipt requested, postage prepaid:

         If to the Company to it at its address as set forth in the Purchase Agreement together with such copies as are set forth in the Purchase Agreement, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers.

         If to a Purchaser to it at its address as set forth on Exhibit A hereto, or at such other address or addresses as may have been furnished in writing by such Purchaser with a copy to Arter & Hadden LLP, 1717 Main Street, Suite 4100, Dallas, Texas 75201, Attention: Victor B. Zanetti, Esq. (Fax: (214) 741-7139).

                  (e) REMEDIES. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other




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         rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

                  (f) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, no amendment, modification, termination or cancellation of this Agreement shall be effective unless made in writing signed by the Company and the holders of a majority of the shares of Registrable Stock.

                  (g) ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Stock pursuant to this Agreement may be assigned (but only with all related obligations) by a Purchaser to any transferee or set of related transferees in connection with the transfer of Common Stock of the Company, in a single transaction or any series of related transactions as a result of which the transferee(s) will acquire an amount of Common Stock equivalent to at least twenty-five percent (25%) of the shares of Common Stock acquired by such Purchaser as of the Closing under the Purchase Agreement. Such assignment shall not affect the rights of Purchasers hereunder which shall remain in full force in accordance with the terms hereof. Purchaser(s) shall provide the Company with written notice of such transfer(s)/assignment(s), provided however, that the failure to provide such notice shall not be deemed to preclude assignment hereunder.

                  (h) SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (i) ENTIRE AGREEMENT. This Agreement embodies the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter.

                  (j) HEADINGS. The headings of this Agreement are for convenience only and do not constitute a part of this Agreement.

                  (k) GOVERNING LAW. The construction, validity and interpretation of this Agreement will be governed by the internal laws of the State of Nevada without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

                  (l) FURTHER ASSURANCES. Each party to this Agreement hereby covenants and agrees, without the necessity of any further consideration, to execute and deliver any and

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         all such further documents and take any and all such other actions as may be necessary and appropriate to carry out the intent and purposes of this Agreement and to consummate the transactions contemplated hereby.

                  (m) COUNTERPARTS. This Agreement may be executed by facsimile and in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.



                            [SIGNATURE PAGES FOLLOW.]




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



     IN WITNESS WHEREOF, this Agreement has been executed by the parites hereto as of the date first written above.


                                             COMPANY:

                                             ORIX GLOBAL COMMUNICATIONS, INC.

                                             By: /s/ KERRY ROGERS
                                                 -------------------------------
                                             Name:   Kerry Rogers
                                                   -----------------------------
                                             Title:  President
                                                    ----------------------------


                                             PURCHASERS:


                                             INFINITY INVESTORS LIMITED



                                             By: /s/ JAMES A. LOUGHRAN
                                                 -------------------------------
                                             Name:   James A. Loughran
                                                   -----------------------------
                                             Title:  Director
                                                    ----------------------------







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

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT


         THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT is made and entered into this 11th day of June, 1998, by and between ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation ("Employer") and JOHN HIGGINS ("Employee").

                                    RECITALS:

         Employer desires to employ Employee, and Employee desires to accept such employment, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

         1. EMPLOYMENT; DUTIES. Employer hereby employs Employee, and Employee hereby accepts such employment, to perform such duties and services for and on behalf of Employer as may from time to time be determined by the President and/or Board of Directors of Employer. Employee shall devote his full and undivided business time, attention and efforts to Employer's business and to the performance of Employee's duties under this Agreement. Employee shall fully and faithfully perform all duties assigned to him under this Agreement to the best of Employee's abilities. In the performance of Employee's duties hereunder, Employee agrees to report to the President of the Employer.

         2. COMPENSATION. Employee shall be entitled to receive a per annum salary of Ninety Thousand Dollars ($90,000) ("Base Salary") as full compensation for all the services rendered by Employee during the Term (as hereafter defined) of Employee's employment hereunder. Employee shall be entitled to receive the Base Salary in twenty-six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal, state and FICA). In addition to Employee's Base Salary and Additional Compensation (as hereafter defined), Employee shall receive an automobile allowance, automobile insurance and standard health insurance together with any other benefits approved by the President of Employer, in each case not to exceed in the aggregate a cost of $1,200 per month to Employer during the Term (as hereinafter defined) of employment. Employee shall be eligible for merit bonuses as determined in the sole discretion of the Board of Directors of Employer.

         3. ADDITIONAL COMPENSATION. As additional compensation for Employee's agreements and covenants set forth in Section 5 hereof, Employer shall pay Employee, in addition to the Base Salary, the per annum sum of Ten Thousand Dollars ($10,000) which shall be paid in twenty six (26) equal payments; payments to be made every two weeks (less all



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



applicable deductions for all taxes, including federal state and FICA) (the "Additional Compensation").

         4.       TERM OF EMPLOYMENT AND TERMINATION.

                  (a) EMPLOYMENT TERM. The term of Employee's employment hereunder shall commence on June 11, 1998, and shall continue for two
         (2) years, unless earlier terminated in accordance with the terms of this Agreement. This Agreement, at the sole discretion of Employer, may be renewed at the end of the Term for additional one (1) year periods (the term of this Agreement, including any applicable renewal thereof, being herein referred to as the "Term").

                  (b) EMPLOYER RIGHT OF TERMINATION. Notwithstanding anything contained in this Agreement to the contrary, Employee's employment may be terminated by Employer with or without cause, subject only to the payment obligations of Employer as hereinafter set forth.

                  (c) TERMINATION FOR CAUSE. In the event Employer terminates Employee's employment hereunder for Cause (as hereinafter defined) during the Term of this Agreement, then Employee's employment hereunder shall immediately terminate, and Employee shall only receive the Base Salary and the Additional Compensation prorated in each case through the effective date of termination of Employee's employment. For purposes of this Agreement, "Cause" means: (i) "Total and Permanent Incapacity" (as hereinafter defined) of Employee; (ii) the failure or inability (not as a consequence of any illness, accident or other disability, as confirmed by competent medical evidence) of Employee to perform his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period in a manner reasonably satisfactory to Employer's Board of Directors; or (iii) "Serious Misconduct" (as hereinafter defined) of Employee. "Total and Permanent Incapacity" means such physical or mental condition of Employee, including, without limitation, alcoholism, which renders Employee incapable of performing his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period. In the event Employee is a Qualified Individual with a Disability, as defined in the Americans with Disabilities Act, Employer shall not terminate Employee's employment hereunder if Employee is able to perform the essential functions of the Employee's job with reasonable accommodation from Employer. "Serious Misconduct" means embezzlement or misappropriation of corporate funds; acts of Dishonesty (as hereinafter defined); activities that cause material adverse harm to the Employer (other than as a consequence of good faith decisions made by Employee in the normal performance of Employee's duties hereunder); the conviction of or the plea by Employee to any misdemeanor involving dishonesty or moral turpitude or to any criminal felony offense (other than those arising within the course of Employee's employment hereunder with respect to environmental laws, ERISA, products liability or civil rights, of which offenses Employee was not personally aware and did not have operational control over



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



         the matter, or did not personally and knowingly order in violation of the law; any violation of laws (other than a traffic or other offense which in the sole discretion (exercised in good faith) of the Board of Directors of Employer does not affect the performance of Employee's duties hereunder); the refusal to perform the duties assigned to Employee pursuant to this Agreement (unless such duties shall be unlawful); or the material breach of any of the terms or conditions contained in this Agreement. "Dishonesty" shall mean the furnishing of any information, reports, documents or certificates by Employee to Employer that Employee knew or reasonably should have known to be false or misleading, or in which Employee omitted to state a material fact necessary in order to make the statements made by Employee, in light of the circumstances under which they were made, not misleading.

                  (d) VOLUNTARY RESIGNATION. Notwithstanding anything contained in this Agreement to the contrary, Employee may resign and terminate Employee's employment hereunder subject only to the requirement that Employee shall provide Employer with a minimum of thirty (30) days prior written notice. In such event, Employee shall only receive the unpaid Base Salary and Additional Compensation prorated in each case through the effective date of Employee's resignation.

                  (e) DEATH. In the event of the death of Employee during the Term of this Agreement, this Agreement and Employee's employment hereunder shall terminate as of the date of the death of Employee, and his estate or personal representative shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of his death.

                  (f) PAYMENT UPON TERMINATION WITHOUT CAUSE. In the event Employee's employment hereunder is terminated for reasons other than
         (x) for Cause, (y) as a result of the voluntary resignation of Employee or (z) as a result of Employee's death, then, in such event, Employee shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of such termination, together with an additional payment equal to the sum of (x) the unpaid Base Salary in effect on the date of termination and (y) the Additional Compensation, in each case for the remaining Term of the Agreement (or renewal term, if such termination occurs during the renewal term), in each case payable at the same time and amounts as if Employee had continued his employment hereunder.

                  (g) SUSPENSION. Employer shall have the right to suspend Employee with full pay and benefits for any period of time the Board of Directors of Employer deems, in its sole discretion, necessary or appropriate to investigate Employee's conduct.

         5. COVENANT NOT TO COMPETE. During the Restricted Period (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee will not, directly or indirectly (including, without limitation, as a partner, shareholder, director, officer or



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



employee of, or lender or consultant to, any other person, firm or other entity), in any capacity, within, into or from the Restricted Territory (as defined below) engage or cause others to engage in the business that Employer and/or its subsidiaries or affiliates is engaged in at the time of termination, or any aspect thereof or consisting, as of the date hereof, principally of the activities described in the Business Plan referenced in the Securities Purchase Agreement dated the date hereof to which this Agreement is attached (the "Business"), unless first authorized in writing by Employer, which authorization may be withheld in the sole and absolute discretion of Employer. For purposes of this Agreement, Restricted Period means the period of Employee's employment hereunder and the following applicable period after the date of termination of Employee's employment for any reason: (i) if Employee voluntarily resigns, a period equal to two (2) years after the date of such resignation; (ii) for any termination without Cause, the period through June 11, 2000; (iii) for any termination with Cause, a period equal to one (1) year after the date of such termination; and (iv) for any other termination, including non-renewal, a period of one (1) year after the date of termination or non-renewal. For purposes of this Agreement, the term "Restricted Territory" shall mean that the Business of Employer has been initiated in any of North America, Central America or South America and completed in any of North America, Central America or South America (or such lesser territory to the maximum extent permitted by applicable law). If Employee violates any obligations under this Section 5, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         6. NONSOLICITATION. During the Employee's employment hereunder, and for a period of thirty-six (36) months from and after the date of termination of Employee's employment for any reason (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee shall not, directly or indirectly, for himself or on behalf of, or in connection with, any person, firm or other entity other than Employer, solicit or cause others to solicit (i) the business or patronage of any person, firm or other entity with whom Employer has or had a business relationship (as a customer, supplier or otherwise) or with whom Employer has proposed entering into a business relationship (as a customer, supplier or otherwise), or (ii) any person who, on the date hereof and on the date of termination of Employee's employment hereunder, was an employee or consultant of Employer, or any of its subsidiaries or their affiliates, for employment or as an independent contractor with any person or entity, unless first authorized in writing by Employer, which authorization may be withheld in Employer's sole and absolute discretion. If Employee violates his obligations contained in this Section 6, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         7. CONFIDENTIALITY. From and after the date hereof, Employee shall not communicate or divulge to, or use for the benefit of, any person, firm or other entity other than Employer, any of the trade secrets, business and/or marketing plans, or any proprietary or confidential information with respect to Employer, its subsidiaries or their affiliates, and their business,



--------------------------------------------------------------------------------
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(JOHN HIGGINS)
financial condition, business operations or methods or business prospects. The preceding sentence shall not apply to information which (i) is, was or becomes generally known or available to the public or the industry other than as a result of a disclosure by Employee in violation of this Agreement, or (ii) is required to he disclosed by law. Employee shall advise Employer, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, so that Employer may, at its option, seek appropriate legal relief.

         8. RETURN OF EMPLOYER PROPERTY. Immediately upon the expiration or earlier termination of this Agreement, Employee shall return to Employer any and all property of Employer, including, but not limited to, all documents, agreements, schedules, statements, customer lists, supplier lists, plans, designs, parts and equipment, that is in the possession or control (direct or indirect) of Employee.

         9. SURVIVAL: REMEDIES; SEVERABILITY. Employee specifically acknowledges that (a) Employer itself or through one or more of Employer's subsidiaries currently operates, or will operate following the date hereof, in the Restricted Territory; (b) Employer itself or through one or more of Employer's subsidiaries or affiliates receives a significant amount of business from and throughout the Restricted Territory; (c) Employer itself or through one or more of Employer's subsidiaries or affiliates, plans to expand operations within and throughout the Restricted Territory; and (d) the geographic restrictions contained in
Section 5 hereof, and the length of time restrictions in Sections 5, 6 and 7 hereof are each necessary and reasonable and were negotiated between Employer and Employee. The restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof shall survive the expiration or termination of this Agreement. The parties hereto hereby acknowledge and agree that the restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof are reasonable and necessary, and that any violation thereof would result in substantial and irreparable injury to Employer, and that Employer may not have an adequate remedy at law with respect to any such violation. Accordingly, Employee agrees that, in the event of any actual or threatened violation thereof, Employer shall have the right and privilege to obtain, without the necessity of posting bond therefor, and in addition to any other remedies that may be available, equitable relief, including temporary and permanent injunctive relief, to cease or prevent any actual or threatened violation of any provision hereof. Further, in the event of a breach by Employee of any of the provisions of this Agreement, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or other benefits that Employee, directly or indirectly, has realized and/or may realize as a result of, arising out of or in connection with any such breach. Each and every provision set forth in Sections 5, 6, 7 and 8 hereof is independent and severable from the others, and no restriction will be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. If any provision in this Agreement, including, without limitation, those in Sections 5, 6, 7 and 8 hereof is unenforceable for any reason whatsoever, that provision will be appropriately limited and reformed to the maximum extent provided by applicable law. If the scope of any restriction contained herein is too broad to permit enforcement to its full extent, then such restriction shall be enforced to the


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(JOHN HIGGINS)
maximum extent permitted by law so as to be judged reasonable and enforceable, and the parties agree that such scope may be modified by an arbitrator or judge in any proceeding to enforce this Agreement. This includes, without limitation, altering or enforcing only portions of the limits on activity restrictions, the geographic scope, and/or the duration of the restrictions unless to do so would be contrary to law or public policy.

         10.      MISCELLANEOUS.

                  (a) NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered in person, or three (3) business days after being placed in the hands of a courier service (e.g., DHL or Federal Express) prepaid or faxed provided that a confirming copy is delivered forthwith as herein provided, addressed as follows:

                  IF TO EMPLOYER:

                  Orix Global Communications, Inc.
                  1771 East Flamingo Road, Ste. B200
                  Las Vegas, NV 89119
                  Attn: Steve Loglisci, President
                  Fax:  702.792.3313

                  IF TO EMPLOYEE:

                  John Higgins
                  1771 East Flamingo Road, Ste. B200
                  Las Vegas, NV 89119
                  Fax:  702.792.3313

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section.

                  (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Except as set forth herein, the provisions of this Agreement supersede any and all other agreements or understandings, whether oral or written, with respect to Employee's employment by Employer. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by the authorized representative or agent of each of the parties hereto.

                  (c) NON-WAIVER. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to



--------------------------------------------------------------------------------
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(JOHN HIGGINS)
         exercise any right or privilege conferred in this Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

                  (d) COUNTERPARTS. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

                  (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED AS TO VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE IN THAT STATE.

                  (f) CONSTRUCTION. The parties hereto acknowledge and agree that each party has participated in the drafting of this Agreement and that this document has been reviewed by the respective legal counsel for the parties hereto and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn from the fact that one party has drafted any portion hereof.

         BOTH PARTIES HERETO HAVE READ THIS ENTIRE AGREEMENT CAREFULLY AND FULLY UNDERSTAND THE LIMITATIONS THAT THIS AGREEMENT IMPOSES UPON THEM AND ACKNOWLEDGE AND AGREE THAT THOSE LIMITATIONS ARE REASONABLE.


                            [SIGNATURE PAGE FOLLOWS]




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EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 7
(JOHN HIGGINS)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                             EMPLOYER

                                             ORIX GLOBAL COMMUNICATIONS, INC.,
                                             a Nevada Corporation

                                             By: /s/ STEVE LOGLISCI
                                                 -------------------------------
                                                 Steve Loglisci, President


                                             EMPLOYEE



                                             /s/ JOHN HIGGINS
                                             -----------------------------------
                                                 John Higgins


--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 8
(JOHN HIGGINS)

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT


         THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT is made and entered into this 11th day of June, 1998, by and between ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation ("Employer") and ROBERT MICHEL ("Employee").

                                R E C I T A L S:

         Employer desires to employ Employee, and Employee desires to accept such employment, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

         1. EMPLOYMENT; DUTIES. Employer hereby employs Employee, and Employee hereby accepts such employment, to perform such duties and services for and on behalf of Employer as may from time to time be determined by the President and/or Board of Directors of Employer. Employee shall devote his full and undivided business time, attention and efforts to Employer's business and to the performance of Employee's duties under this Agreement. Employee shall fully and faithfully perform all duties assigned to him under this Agreement to the best of Employee's abilities. In the performance of Employee's duties hereunder, Employee agrees to report to the President of the Employer.

         2. COMPENSATION. Employee shall be entitled to receive a per annum salary of One Hundred Fifteen Thousand Dollars ($115,000) ("Base Salary") as full compensation for all the services rendered by Employee during the Term (as hereafter defined) of Employee's employment hereunder. Employee shall be entitled to receive the Base Salary in twenty-six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal, state and FICA). In addition to Employee's Base Salary and Additional Compensation (as hereafter defined), Employee shall receive an automobile allowance, automobile insurance and standard health insurance together with any other benefits approved by the President of Employer, in each case not to exceed in the aggregate a cost of $1,500 per month to Employer during the Term (as hereinafter defined) of employment. Employee shall be eligible for merit bonuses as determined in the sole discretion of the Board of Directors of Employer.

         3. ADDITIONAL COMPENSATION. As additional compensation for Employee's agreements and covenants set forth in Section 5 hereof, Employer shall pay Employee, in addition to the Base Salary, the per annum sum of Ten Thousand Dollars (S10,000) which shall be paid in twenty-six (26) equal payments; payments to be made every two weeks (less all



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(ROBERT MICHEL)
applicable deductions for all taxes, including federal state and FICA) (the "Additional Compensation").

         4. TERM OF EMPLOYMENT AND TERMINATION.

            (a) EMPLOYMENT TERM. The term of Employee's employment hereunder shall commence on June 11, 1998, and shall continue for two (2) years, unless earlier terminated in accordance with the terms of this Agreement. This Agreement, at the sole discretion of Employer, may be renewed at the end of the Term for additional one (1) year periods (the term of this Agreement, including any applicable renewal thereof, being herein referred to as the "Term").

            (b) EMPLOYER RIGHT OF TERMINATION. Notwithstanding anything contained in this Agreement to the contrary, Employee's employment may be terminated by Employer with or without cause, subject only to the payment obligations of Employer as hereinafter set forth.

            (c) TERMINATION FOR CAUSE. In the event Employer terminates Employee's employment hereunder for Cause (as hereinafter defined) during the Term of this Agreement, then Employee's employment hereunder shall immediately terminate, and Employee shall only receive the Base Salary and the Additional Compensation prorated in each case through the effective date of termination of Employee's employment. For purposes of this Agreement, "Cause" means: (i) "Total and Permanent Incapacity" (as hereinafter defined) of Employee; (ii) the failure or inability (not as a consequence of any illness, accident or other disability, as confirmed by competent medical evidence) of Employee to perform his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period in a manner reasonably satisfactory to Employer's Board of Directors; or (iii) "Serious Misconduct" (as hereinafter defined) of Employee. "Total and Permanent Incapacity" means such physical or mental condition of Employee, including, without limitation, alcoholism, which renders Employee incapable of performing his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period. In the event Employee is a Qualified Individual with a Disability, as defined in the Americans with Disabilities Act, Employer shall not terminate Employee's employment hereunder if Employee is able to perform the essential functions of the Employee's job with reasonable accommodation from Employer. "Serious Misconduct" means embezzlement or misappropriation of corporate funds; acts of Dishonesty (as hereinafter defined); activities that cause material adverse harm to the Employer (other than as a consequence of good faith decisions made by Employee in the normal performance of Employee's duties hereunder); the conviction of or the plea by Employee to any misdemeanor involving dishonesty or moral turpitude or to any criminal felony offense (other than those arising within the course of Employee's employment hereunder with respect to environmental laws, ERISA, products liability or civil rights, of which offenses Employee was not personally aware and did not have operational control over



--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 2
(ROBERT MICHEL)
         the matter, or did not personally and knowingly order in violation of the law; any violation of laws (other than a traffic or other offense which in the sole discretion (exercised in good faith) of the Board of Directors of Employer does not affect the performance of Employee's duties hereunder); the refusal to perform the duties assigned to Employee pursuant to this Agreement (unless such duties shall be unlawful); or the material breach of any of the terms or conditions contained in this Agreement. "Dishonesty" shall mean the furnishing of any information, reports, documents or certificates by Employee to Employer that Employee knew or reasonably should have known to be false or misleading, or in which Employee omitted to state a material fact necessary in order to make the statements made by Employee, in light of the circumstances under which they were made, not misleading.

            (d) VOLUNTARY RESIGNATION. Notwithstanding anything contained in this Agreement to the contrary, Employee may resign and terminate Employee's employment hereunder subject only to the requirement that Employee shall provide Employer with a minimum of thirty (30) days prior written notice. In such event, Employee shall only receive the unpaid Base Salary and Additional Compensation prorated in each case through the effective date of Employee's resignation.

            (e) DEATH. In the event of the death of Employee during the Term of this Agreement, this Agreement and Employee's employment hereunder shall terminate as of the date of the death of Employee, and his estate or personal representative shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of his death.

            (f) PAYMENT UPON TERMINATION WITHOUT CAUSE. In the event Employee's employment hereunder is terminated for reasons other than (x) for Cause, (y) as a result of the voluntary resignation of Employee or (z) as a result of Employee's death, then, in such event, Employee shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of such termination, together with an additional payment equal to the sum of (x) the unpaid Base Salary in effect on the date of termination and (y) the Additional Compensation, in each case for the remaining Term of the Agreement (or renewal term, if such termination occurs during the renewal term), in each case payable at the same time and amounts as if Employee had continued his employment hereunder.

            (g) SUSPENSION. Employer shall have the right to suspend Employee with full pay and benefits for any period of time the Board of Directors of Employer deems, in its sole discretion, necessary or appropriate to investigate Employee's conduct.

         5. COVENANT NOT TO COMPETE. During the Restricted Period (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee will not, directly or indirectly (including, without limitation, as a partner, shareholder, director, officer or



--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 3
(ROBERT MICHEL)
employee of, or lender or consultant to, any other person, firm or other entity), in any capacity, within, into or from the Restricted Territory (as defined below) engage or cause others to engage in the business that Employer and/or its subsidiaries or affiliates is engaged in at the time of termination, or any aspect thereof, (consisting, as of the date hereof, principally of the activities described in the Business Plan referenced in the Securities Purchase Agreement dated the date hereof to which this Agreement is attached (the "Business"), unless first authorized in writing by Employer, which authorization may be withheld in the sole and absolute discretion of Employer. For purposes of this Agreement, Restricted Period means the period of Employee's employment hereunder and the following applicable period after the date of termination of Employee's employment for any reason: (i) if Employee voluntarily resigns, a period equal to two (2) years after the date of such resignation; (ii) for any termination without Cause, the period through June 11, 2000; (iii) for any termination with Cause, a period equal to one (1) year after the date of such termination; and (iv) for any other termination, including non-renewal, a period of one (1) year after the date of termination or non-renewal. For purposes of this Agreement, the term "Restricted Territory" shall mean that the Business of Employer has been initiated in any of North America, Central America or South America and completed in any of North America, Central America or South America (or such lesser territory to the maximum extent permitted by applicable law). If Employee violates any obligations under this Section 5, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         6. NONSOLICITATION. During the Employee's employment hereunder, and for a period of thirty-six (36) months from and after the date of termination of Employee's employment for any reason (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee shall not, directly or indirectly, for himself or on behalf of, or in connection with, any person, firm or other entity other than Employer, solicit or cause others to solicit (i) the business or patronage of any person, firm or other entity with whom Employer has or had a business relationship (as a customer, supplier or otherwise) or with whom Employer has proposed entering into a business relationship (as a customer, supplier or otherwise), or (ii) any person who, on the date hereof and on the date of termination of Employee's employment hereunder, was an employee or consultant of Employer, or any of its subsidiaries or their affiliates, for employment or as an independent contractor with any person or entity, unless first authorized in writing by Employer, which authorization may be withheld in Employer's sole and absolute discretion. If Employee violates his obligations contained in this Section 6, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         7. CONFIDENTIALITY. From and after the date hereof, Employee shall not communicate or divulge to, or use for the benefit of, any person, firm or other entity other than Employer, any of the trade secrets, business and/or marketing plans, or any proprietary or confidential information with respect to Employer, its subsidiaries or their affiliates, and their business,



--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 4
(ROBERT MICHEL)
financial condition, business operations or methods or business prospects. The preceding sentence shall not apply to information which (i) is, was or becomes generally known or available to the public or the industry other than as a result of a disclosure by Employee in violation of this Agreement, or (ii) is required to be disclosed by law. Employee shall advise Employer, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, so that Employer may, at its option, seek appropriate legal relief.

         8. RETURN OF EMPLOYER PROPERTY. Immediately upon the expiration or earlier termination of this Agreement, Employee shall return to Employer any and all property of Employer, including, but not limited to, all documents, agreements, schedules, statements, customer lists, supplier lists, plans, designs, parts and equipment, that is in the possession or control (direct or indirect) of Employee.

         9. SURVIVAL; REMEDIES; SEVERABILITY. Employee specifically acknowledges that (a) Employer itself or through one or more of Employer's subsidiaries currently operates, or will operate following the date hereof, in the Restricted Territory; (b) Employer itself or through one or more of Employer's subsidiaries or affiliates receives a significant amount of business from and throughout the Restricted Territory; (c) Employer itself or through one or more of Employer's subsidiaries or affiliates, plans to expand operations within and throughout the Restricted Territory; and (d) the geographic restrictions contained in Section 5 hereof, and the length of time restrictions in Sections 5, 6 and 7 hereof are each necessary and reasonable and were negotiated between Employer and Employee. The restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof shall survive the expiration or termination of this Agreement. The parties hereto hereby acknowledge and agree that the restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof are reasonable and necessary, and that any violation thereof would result in substantial and irreparable injury to Employer, and that Employer may not have an adequate remedy at law with respect to any such violation. Accordingly, Employee agrees that, in the event of any actual or threatened violation thereof, Employer shall have the right and privilege to obtain, without the necessity of posting bond therefor, and in addition to any other remedies that may be available, equitable relief, including temporary and permanent injunctive relief, to cease or prevent any actual or threatened violation of any provision hereof. Further, in the event of a breach by Employee of any of the provisions of this Agreement, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or other benefits that Employee, directly or indirectly, has realized and/or may realize as a result of, arising out of or in connection with any such breach. Each and every provision set forth in Sections 5, 6, 7 and 8 hereof is independent and severable from the others, and no restriction will be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. If any provision in this Agreement, including, without limitation, those in Sections 5, 6, 7 and 8 hereof is unenforceable for any reason whatsoever, that provision will be appropriately limited and reformed to the maximum extent provided by applicable law. If the scope of any restriction contained herein is too broad to permit enforcement to its full extent, then such restriction shall be enforced to the



--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 5
(ROBERT MICHEL)
maximum extent permitted by law so as to be judged reasonable and enforceable, and the parties agree that such scope may be modified by an arbitrator or judge in any proceeding to enforce this Agreement. This includes, without limitation, altering or enforcing only portions of the limits on activity restrictions, the geographic scope, and/or the duration of the restrictions unless to do so would be contrary to law or public policy.

         10.  MISCELLANEOUS.

              (a) NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered in person, or three (3) business days after being placed in the hands of a courier service (e.g., DHL or Federal Express) prepaid or faxed provided that a confirming copy is delivered forthwith as herein provided, addressed as follows:

              IF TO EMPLOYER:

              Orix Global Communications, Inc.
              1771 East Flamingo Road, Ste. B200
              Las Vegas, NV 89119
              Attn: Steve Loglisci, President
              Fax: 702.792.3313

              IF TO EMPLOYEE:

              Robert Michel
              1771 East Flamingo Road, Ste. B200
              Las Vegas, NV 89119
              Fax: 702.792.3313

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section.

              (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Except as set forth herein, the provisions of this Agreement supersede any and all other agreements or understandings, whether oral or written, with respect to Employee's employment by Employer. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by the authorized representative or agent of each of the parties hereto.

              (c) NON-WAIVER. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to




--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 6
(ROBERT MICHEL)
         exercise any right or privilege conferred in this Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

                  (d) COUNTERPARTS. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

                  (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED AS TO VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE IN THAT STATE.

                  (f) CONSTRUCTION. The parties hereto acknowledge and agree that each party has participated in the drafting of this Agreement and that this document has been reviewed by the respective legal counsel for the parties hereto and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn from the fact that one party has drafted any portion hereof.

         BOTH PARTIES HERETO HAVE READ THIS ENTIRE AGREEMENT CAREFULLY AND FULLY UNDERSTAND THE LIMITATIONS THAT THIS AGREEMENT IMPOSES UPON THEM AND ACKNOWLEDGE AND AGREE THAT THOSE LIMITATIONS ARE REASONABLE.

                            [Signature page follows]

--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - Page 7
(ROBERT MICHAELS)

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.


                                             EMPLOYER

                                             ORIX GLOBAL COMMUNICATIONS, INC.,
                                             a Nevada Corporation

                                             By: /s/ STEVE LOGLISCI
                                                 -------------------------------
                                                 Steve Loglisci, President


                                             EMPLOYEE



                                             /s/ ROBERT MICHEL
                                             -----------------------------------
                                                 Robert Michel

--------------------------------------------------------------------------------
EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 8
(ROBERT MICHEL)

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT


         THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT is made and entered into this 11th day of June, 1998, by and between ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation ("Employer") and KERRY L. ROGERS ("Employee").

                                    RECITALS:

         Employer desires to employ Employee, and Employee desires to accept such employment, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

         1. EMPLOYMENT; DUTIES. Employer hereby employs Employee, and Employee hereby accepts such employment, to perform such duties and services for and on behalf of Employer as may from time to time be determined by the President and/or Board of Directors of Employer. Employee shall devote his full and undivided business time, attention and efforts to Employer's business and to the performance of Employee's duties under this Agreement. Employee shall fully and faithfully perform all duties assigned to him under this Agreement to the best of Employee's abilities. In the performance of Employee's duties hereunder, Employee agrees to report to the President of the Employer. Employee shall be designated as the Chief Technology Officer of the Employer.

         2. COMPENSATION. Employee shall be entitled to receive a per annum salary of One Hundred Forty Thousand Dollars ($140,000) ("Base Salary") as full compensation for all the services rendered by Employee during the Term (as hereafter defined) of Employee's employment hereunder. Employee shall be entitled to receive the Base Salary in twenty-six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal, state and FICA). Employee's Base Salary will increase to Two Hundred Forty Thousand Dollars ($240,000) per annum if Employer achieves $150,000 positive EBIDTA (as calculated in accordance with generally accepted accounting principles) for three (3) consecutive months. In addition to Employee's Base Salary and Additional Compensation (as hereafter defined), Employee shall receive an automobile allowance, automobile insurance and standard health insurance together with any other benefits approved by the President of Employer, in each case not to exceed in the aggregate a cost of $3,000 per month to Employer during the Term (as hereinafter defined) of employment. Employee shall be eligible for merit bonuses as determined in the sole discretion of the Board of Directors of Employer. Employee hereby releases and discharges Employer from any obligation to pay "withheld or deferred sums"



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under the terms of Employee's employment agreement with Employer in effect prior to the date hereof. In lieu thereof, Employer agrees to pay to Employee the Deferred Bonus upon satisfaction of the Bonus Event. The Bonus Event means Employer has achieved net income from operations during the month of January, 1999 of $1,831,327 or more, as determined in accordance with generally accepted accounting principles. The Deferred Bonus means the sum of (x) $50,000 and (y) the product of $8,333 multiplied by the number of months between and including July 1998 through December 1998 that Employee's Base Salary is $140,000 rather than $240,000 per annum as specified herein. The Deferred Bonus shall be paid in one lump sum (less any required withholding) promptly following the calculation of whether Employer has satisfied the Bonus Event.

         3. ADDITIONAL COMPENSATION. As additional compensation for Employee's agreements and covenants set forth in Section 5 hereof, Employer shall pay Employee, in addition to the Base Salary, the per annum sum of Ten Thousand Dollars ($10,000) which shall be paid in twenty six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal state and FICA) (the "Additional Compensation").

         4. TERM OF EMPLOYMENT AND TERMINATION.

                  (a) EMPLOYMENT TERM. The term of Employee's employment hereunder shall commence on June 11, 1998, and shall continue for two
         (2) years, unless earlier terminated in accordance with the terms of this Agreement. This Agreement, at the sole discretion of Employer, may be renewed at the end of the Term for additional one (1) year periods (the term of this Agreement, including any applicable renewal thereof, being herein referred to as the "Term").

                  (b) EMPLOYER RIGHT OF TERMINATION. Notwithstanding anything contained in this Agreement to the contrary, Employee's employment may be terminated by Employer with or without cause, subject only to the payment obligations of Employer as hereinafter set forth.

                  (c) TERMINATION FOR CAUSE. In the event Employer terminates Employee's employment hereunder for Cause (as hereinafter defined) during the Term of this Agreement, then Employee's employment hereunder shall immediately terminate, and Employee shall only receive the Base Salary and the Additional Compensation prorated in each case through the effective date of termination of Employee's employment. For purposes of this Agreement, "Cause" means: (i) "Total and Permanent Incapacity" (as hereinafter defined) of Employee; (ii) the failure or inability (not as a consequence of any illness, accident or other disability, as confirmed by competent medical evidence) of Employee to perform his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period in a manner reasonably satisfactory to Employer's Board of Directors; or (iii) "Serious Misconduct" (as hereinafter defined) of Employee. "Total and



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


         Permanent Incapacity" means such physical or mental condition of Employee, including, without limitation, alcoholism, which renders Employee incapable of performing his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period. In the event Employee is a Qualified Individual with a Disability, as defined in the Americans with Disabilities Act, Employer shall not terminate Employee's employment hereunder if Employee is able to perform the essential functions of the Employee's job with reasonable accommodation from Employer. "Serious Misconduct" means embezzlement or misappropriation of corporate funds; acts of Dishonesty (as hereinafter defined); activities that cause material adverse harm to the Employer (other than as a consequence of good faith decisions made by Employee in the normal performance of Employee's duties hereunder); the conviction of or the plea by Employee to any misdemeanor involving dishonesty or moral turpitude or to any criminal felony offense (other than those arising within the course of Employee's employment hereunder with respect to environmental laws, ERISA, products liability or civil rights, of which offenses Employee was not personally aware and did not have operational control over the matter, or did not personally and knowingly order in violation of the law; any violation of laws (other than a traffic or other offense which in the sole discretion (exercised in good faith) of the Board of Directors of Employer does not affect the performance of Employee's duties hereunder); the refusal to perform the duties assigned to Employee pursuant to this Agreement (unless such duties shall be unlawful); or the material breach of any of the terms or conditions contained in this Agreement. "Dishonesty" shall mean the furnishing of any information, reports, documents or certificates by Employee to Employer that Employee knew or reasonably should have known to be false or misleading, or in which Employee omitted to state a material fact necessary in order to make the statements made by Employee, in light of the circumstances under which they were made, not misleading.

                  (d) VOLUNTARY RESIGNATION. Notwithstanding anything contained in this Agreement to the contrary, Employee may resign and terminate Employee's employment hereunder subject only to the requirement that Employee shall provide Employer with a minimum of thirty (30) days prior written notice. In such event, Employee shall only receive the unpaid Base Salary and Additional Compensation prorated in each case through the effective date of Employee's resignation.

                  (e) DEATH. In the event of the death of Employee during the Term of this Agreement, this Agreement and Employee's employment hereunder shall terminate as of the date of the death of Employee, and his estate or personal representative shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of his death.

                  (f) PAYMENT UPON TERMINATION WITHOUT CAUSE. In the event Employee's employment hereunder is terminated for reasons other than
         (x) for Cause, (y) as a result of the voluntary resignation of Employee or (z) as a result of Employee's death, then, in




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         such event, Employee shall be entitled to receive the unpaid Base
         Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of such termination, together with an additional payment equal to the sum of (x) the unpaid Base Salary in effect on the date of termination and (y) the Additional Compensation, in each case for the remaining Term of the Agreement (or renewal term, if such termination occurs during the renewal term), in each case payable at the same time and amounts as if Employee had continued his employment hereunder. In addition, if the Bonus Event is satisfied by Employer, the Employee shall be entitled to the Deferred Bonus even if the Employee has previously been terminated without Cause.

                  (g) SUSPENSION. Employer shall have the right to suspend Employee with full pay and benefits for any period of time the Board of Directors of Employer deems, in its sole discretion, necessary or appropriate to investigate Employee's conduct.

         5. COVENANT NOT TO COMPETE. During the Restricted Period (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee will not, directly or indirectly (including, without limitation, as a partner, shareholder, director, officer or employee of, or lender or consultant to, any other person, firm or other entity), in any capacity, within, into or from the Restricted Territory (as defined below) engage or cause others to engage in the business that Employer and/or its subsidiaries or affiliates is engaged in at the time of termination, or any aspect thereof (consisting, as of the date hereof, principally of the activities described in the Business Plan referenced in the Securities Purchase Agreement dated the date hereof to which this Agreement is attached (the "Business"), unless first authorized in writing by Employer, which authorization may be withheld in the sole and absolute discretion of Employer. For purposes of this Agreement, Restricted Period means the period of Employee's employment hereunder and the following applicable period after the date of termination of Employee's employment for any reason: (i) if Employee voluntarily resigns, a period equal to two (2) years after the date of such resignation; (ii) for any termination without Cause, the period through June 11, 2000; (iii) for any termination with Cause, a period equal to one (1) year after the date of such termination; and
(iv) for any other termination, including non-renewal, a period of one (1) year after the date of termination or non-renewal. For purposes of this Agreement, the term "Restricted Territory" shall mean that the Business of Employer has been initiated in any of North America, Central America or South America and completed in any of North America, Central America or South America (or such lesser territory to the maximum extent permitted by applicable law). If Employee violates any obligations under this Section 5, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         6. NONSOLICITATION. During the Employee's employment hereunder, and for a period of thirty-six (36) months from and after the date of termination of Employee's employment for any reason (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee shall not, directly or indirectly, for himself or on behalf of, or in



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connection with, any person, firm or other entity other than Employer, solicit or cause others to solicit (i) the business or patronage of any person, firm or other entity with whom Employer has or had a business relationship (as a customer, supplier or otherwise) or with whom Employer has proposed entering into a business relationship (as a customer, supplier or otherwise), or (ii) any person who, on the date hereof and on the date of termination of Employee's employment hereunder, was an employee or consultant of Employer, or any of its subsidiaries or their affiliates, for employment or as an independent contractor with any person or entity, unless first authorized in writing by Employer, which authorization may be withheld in Employer's sole and absolute discretion. If Employee violates his obligations contained in this Section 6, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         7. CONFIDENTIALITY. From and after the date hereof, Employee shall not communicate or divulge to, or use for the benefit of, any person, firm or other entity other than Employer, any of the trade secrets, business and/or marketing plans, or any proprietary or confidential information with respect to Employer, its subsidiaries or their affiliates, and their business, financial condition, business operations or methods or business prospects. The preceding sentence shall not apply to information which (i) is, was or becomes generally known or available to the public or the industry other than as a result of a disclosure by Employee in violation of this Agreement, or (ii) is required to be disclosed by law. Employee shall advise Employer, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, so that Employer may, at its option, seek appropriate legal relief.

         8. RETURN OF EMPLOYER PROPERTY. Immediately upon the expiration or earlier termination of this Agreement, Employee shall return to Employer any and all property of Employer, including, but not limited to, all documents, agreements, schedules, statements, customer lists, supplier lists, plans, designs, parts and equipment, that is in the possession or control (direct or indirect) of Employee.

         9. SURVIVAL: REMEDIES; SEVERABILITY. Employee specifically acknowledges that (a) Employer itself or through one or more of Employer's subsidiaries currently operates, or will operate following the date hereof, in the Restricted Territory; (b) Employer itself or through one or more of Employer's subsidiaries or affiliates receives a significant amount of business from and throughout the Restricted Territory; (c) Employer itself or through one or more of Employer's subsidiaries or affiliates, plans to expand operations within and throughout the Restricted Territory; and (d) the geographic restrictions contained in Section 5 hereof, and the length of time restrictions in Sections 5, 6 and 7 hereof are each necessary and reasonable and were negotiated between Employer and Employee. The restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof shall survive the expiration or termination of this Agreement. The parties hereto hereby acknowledge and agree that the restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof are reasonable and necessary, and that any violation thereof would


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



result in substantial and irreparable injury to Employer, and that Employer may not have an adequate remedy at law with respect to any such violation. Accordingly, Employee agrees that, in the event of any actual or threatened violation thereof, Employer shall have the right and privilege to obtain, without the necessity of posting bond therefor, and in addition to any other remedies that may be available, equitable relief, including temporary and permanent injunctive relief, to cease or prevent any actual or threatened violation of any provision hereof. Further, in the event of a breach by Employee of any of the provisions of this Agreement, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or other benefits that Employee, directly or indirectly, has realized and/or may realize as a result of, arising out of or in connection with any such breach. Each and every provision set forth in Sections 5, 6, 7 and 8 hereof is independent and severable from the others, and no restriction will be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. If any provision in this Agreement, including, without limitation, those in Sections 5, 6, 7 and 8 hereof is unenforceable for any reason whatsoever, that provision will be appropriately limited and reformed to the maximum extent provided by applicable law. If the scope of any restriction contained herein is too broad to permit enforcement to its full extent, then such restriction shall be enforced to the maximum extent permitted by law so as to be judged reasonable and enforceable, and the parties agree that such scope may be modified by an arbitrator or judge in any proceeding to enforce this Agreement. This includes, without limitation, altering or enforcing only portions of the limits on activity restrictions, the geographic scope, and/or the duration of the restrictions unless to do so would be contrary to law or public policy.

         10. MISCELLANEOUS.

                  (a) NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered in person, or three (3) business days after being placed in the hands of a courier service (e.g., DHL or Federal Express) prepaid or faxed provided that a confirming copy is delivered forthwith as herein provided, addressed as follows:

                  IF TO EMPLOYER:

                  Orix Global Communications, Inc.
                  1771 East Flamingo Road, Ste. B200
                  Las Vegas, NV 89119
                  Attn:    Steve Loglisci, President
                  Fax:     702.792.3313

                  IF TO EMPLOYEE:

                  Kerry L. Rogers
                  1771 East Flamingo Road, Ste. B200




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



                  Las Vegas, NV 89119
                  Fax:    702.792.3313

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section.

                  (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Except as set forth herein, the provisions of this Agreement supersede any and all other agreements or understandings, whether oral or written, with respect to Employee's employment by Employer. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by the authorized representative or agent of each of the parties hereto.

                  (c) NON-WAIVER. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

                  (d) COUNTERPARTS. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

                  (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED AS TO VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE IN THAT STATE.

                  (f) CONSTRUCTION. The parties hereto acknowledge and agree that each party has participated in the drafting of this Agreement and that this document has been reviewed by the respective legal counsel for the parties hereto and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn from the fact that one party has drafted any portion hereof.




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          BOTH PARTIES HERETO HAVE READ THIS ENTIRE AGREEMENT CAREFULLY AND
FULLY UNDERSTAND THE LIMITATIONS THAT THIS AGREEMENT IMPOSES UPON THEM AND ACKNOWLEDGE AND AGREE THAT THOSE LIMITATIONS ARE REASONABLE.



                            (SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                    EMPLOYER

                                    ORIX GLOBAL COMMUNICATIONS, INC.,
                                    a Nevada corporation


                                    By:
                                       -----------------------------------------
                                        Steve Loglisci, President




                                    EMPLOYEE



                                    --------------------------------------------
                                    KERRY L. ROGERS




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

                     EMPLOYMENT AND NONCOMPETITION AGREEMENT


         THIS EMPLOYMENT AND NONCOMPETITION AGREEMENT is made and entered into this 11th day of June, 1998, by and between ORIX GLOBAL COMMUNICATIONS, INC., a Nevada corporation ("Employer") and KERRY L. ROGERS ("Employee").

                                R E C I T A L S:

         Employer desires to employ Employee, and Employee desires to accept such employment, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth in this Agreement, the parties hereto hereby agree as follows:

         1. EMPLOYMENT; DUTIES. Employer hereby employs Employee, and Employee hereby accepts such employment, to perform such duties and services for and on behalf of Employer as may from time to time be determined by the President and/or Board of Directors of Employer. Employee shall devote his full and undivided business time, attention and efforts to Employer's business and to the performance of Employee's duties under this Agreement. Employee shall fully and faithfully perform all duties assigned to him under this Agreement to the best of Employee's abilities. In the performance of Employees duties hereunder, Employee agrees to report to the President of the Employer. Employee shall be designated as the Chief Technology Officer of the Employer.

         2. COMPENSATION. Employee shall be entitled to receive a per annum salary of One Hundred Forty Thousand Dollars ($140,000) ("Base Salary") as full compensation for all the services rendered by Employee during the Term (as hereafter defined) of Employee's employment hereunder. Employee shall be entitled to receive the Base Salary in twenty-six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal, state and FICA). Employee's Base Salary will increase to Two Hundred Forty Thousand Dollars ($240,000) per annum if Employer achieves $150,000 positive EBIDTA (as calculated in accordance with generally accepted accounting principles) for three (3) consecutive months. In addition to Employee's Base Salary and Additional Compensation (as hereafter defined), Employee shall receive standard employee benefits (such as health insurance) available to all employees of Employer, but shall not otherwise receive any benefits (such as an automobile allowance) or be eligible to participate in any stock option, defined benefit or related pension plans of Employer. Employer shall continue the terms of the existing automobile lease for the Employee, but shall not be required to extend or renew such lease.


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


         3. ADDITIONAL COMPENSATION. As additional compensation for Employee's agreements and covenants set forth in Section 5 hereof, Employer shall pay Employee, in addition to the Base Salary, the per annum sum of Ten Thousand Dollars ($10,000) which shall be paid in twenty six (26) equal payments; payments to be made every two weeks (less all applicable deductions for all taxes, including federal, state and FICA) (the "Additional Compensation").

         4. TERM OF EMPLOYMENT AND TERMINATION.

                  (a) EMPLOYMENT TERM. The term of Employee's employment hereunder shall commence on June 11, 1998, and shall continue for two
         (2) years, unless earlier terminated in accordance with the terms of this Agreement. This Agreement, at the sole discretion of Employer, may be renewed at the end of the Term for additional one (1) year periods (the term of this Agreement, including any applicable renewal thereof, being herein referred to as the "Term").

                  (b) EMPLOYER RIGHT OF TERMINATION. Notwithstanding anything contained in this Agreement to the contrary, Employee's employment may be terminated by Employer with or without cause, subject only to the payment obligations of Employer as hereinafter set forth.

                  (c) TERMINATION FOR CAUSE. In the event Employer terminates Employee's employment hereunder for Cause (as hereinafter defined) during the Term of this Agreement, then Employee's employment hereunder shall immediately terminate, and Employee shall only receive the Base Salary and the Additional Compensation prorated in each case through the effective date of termination of Employee's employment. For purposes of this Agreement, "Cause" means: (i) "Total and Permanent Incapacity" (as hereinafter defined) of Employee; (ii) the failure or inability (not as a consequence of any illness, accident or other disability, as confirmed by competent medical evidence) of Employee to perform his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period in a manner reasonably satisfactory to Employer's Board of Directors; or (iii) "Serious Misconduct" (as hereinafter defined) of Employee. "Total and Permanent Incapacity" means such physical or mental condition of Employee, including, without limitation, alcoholism, which renders Employee incapable of performing his duties hereunder for a period in excess of sixty (60) days in any twelve (12) month period. In the event Employee is a Qualified Individual with a Disability, as defined in the Americans with Disabilities Act, Employer shall not terminate Employee's employment hereunder if Employee is able to perform the essential functions of the Employee's job with reasonable accommodation from Employer. "Serious Misconduct" means embezzlement or misappropriation of corporate funds; acts of Dishonesty (as hereinafter defined); activities that cause material adverse harm to the Employer (other than as a consequence of good faith decisions made by Employee in the normal performance of Employee's duties hereunder); the conviction of or the plea by Employee


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


         to any misdemeanor involving dishonesty or moral turpitude or to any criminal felony offense (other than those arising within the course of Employee's employment hereunder with respect to environmental laws, ERISA, products liability or civil rights, of which offenses Employee was not personally aware and did not have operational control over the matter, or did not personally and knowingly order in violation of the law; any violation of laws (other than a traffic or other offense which in the sole discretion (exercised in good faith) of the Board of Directors of Employer does not affect the performance of Employee's duties hereunder); the refusal to perform the duties assigned to Employee pursuant to this Agreement (unless such duties shall be unlawful); or the material breach of any of the terms or conditions contained in this Agreement. "Dishonesty" shall mean the furnishing of any information, reports, documents or certificates by Employee to Employer that Employee knew or reasonably should have known to be false or misleading, or in which Employee omitted to state a material fact necessary in order to make the statements made by Employee, in light of the circumstances under which they were made, not misleading.

                  (d) VOLUNTARY RESIGNATION. Notwithstanding anything contained in this Agreement to the contrary, Employee may resign and terminate Employee's employment hereunder subject only to the requirement that Employee shall provide Employer with a minimum of thirty (30) days prior written notice. In such event, Employee shall only receive the unpaid Base Salary and Additional Compensation prorated in each case through the effective date of Employee's resignation.

                  (e) DEATH. In the event of the death of Employee during the Term of this Agreement, this Agreement and Employee's employment hereunder shall terminate as of the date of the death of Employee, and his estate or personal representative shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of his death.

                  (f) PAYMENT UPON TERMINATION WITHOUT CAUSE. In the event Employee's employment hereunder is terminated for reasons other than
         (x) for Cause, (y) as a result of the voluntary resignation of Employee or (z) as a result of Employee's death, then, in such event, Employee shall be entitled to receive the unpaid Base Salary and Additional Compensation prorated in each case for the period of Employee's employment to the date of such termination, together with an additional payment equal to the sum of (x) the unpaid Base Salary in effect on the date of termination and (y) the Additional Compensation, in each case for the remaining Term of the Agreement (or renewal term, if such termination occurs during the renewal term), in each case payable at the same time and amounts as if Employee had continued his employment hereunder.

                  (g) SUSPENSION. Employer shall have the right to suspend Employee with full pay and benefits for any period of time the Board of Directors of Employer deems, in its sole discretion, necessary or appropriate to investigate Employee's conduct.


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


         5. COVENANT NOT TO COMPETE. During the Restricted Period (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee will not, directly or indirectly (including, without limitation, as a partner, shareholder, director, officer or employee of, or lender or consultant to, any other person, firm or other entity), in any capacity, within, into or from the Restricted Territory (as defined below) engage or cause others to engage in the business that Employer and/or its subsidiaries or affiliates is engaged in at the time of termination, or any aspect thereof of (consisting, as of the date hereof, principally of the activities described in the Business Plan referenced in the Securities Purchase Agreement dated the date hereof to which this Agreement is attached (the "Business"), unless first authorized in writing by Employer, which authorization may be withheld in the sole and absolute discretion of Employer. For purposes of this Agreement, Restricted Period means the period of Employee's employment hereunder and the following applicable period after the date of termination of Employee's employment for any reason: (i) if Employee voluntarily resigns, a period equal to two (2) years after the date of such resignation; (ii) for any termination without Cause, the period through June 11, 2000; (iii) for any termination with Cause, a period equal to two (2) years after the date of such termination; and (iv) for any other termination, including non-renewal, a period of one (1) year after the date of termination or non-renewal. For purposes of this Agreement, the term "Restricted Territory" shall mean North America, Central America and South America (or such lesser territory to the maximum extent permitted by applicable law). If Employee violates any obligations under this Section 5, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         6. NONSOLICITATION. During the Employee's employment hereunder, and for a period of thirty-six (36) months from and after the date of termination of Employee's employment for any reason (or such lesser period to the maximum extent permitted by applicable law), Employee agrees that Employee shall not, directly or indirectly, for himself or on behalf of, or in connection with, any person, firm or other entity other than Employer, solicit or cause others to solicit (i) the business or patronage of any person, firm or other entity with whom Employer has or had a business relationship (as a customer, supplier or otherwise) or with whom Employer has proposed entering into a business relationship (as a customer, supplier or otherwise), or (ii) any person who, on the date hereof and on the date of termination of Employee's employment hereunder, was an employee or consultant of Employer, or any of its subsidiaries or their affiliates, for employment or as an independent contractor with any person or entity, unless first authorized in writing by Employer, which authorization may be withheld in Employer's sole and absolute discretion. If Employee violates his obligations contained in this Section 6, then the time periods hereunder shall be extended by the period of time equal to that period beginning when the activities constituting such violation commenced and ending when the activities constituting such violation terminate.

         7. CONFIDENTIALITY. From and after the date hereof, Employee shall not communicate or divulge to, or use for the benefit of, any person, firm or other entity other than Employer, any of the trade secrets, business and/or marketing plans, or any proprietary or confidential


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


information with respect to Employer, its subsidiaries or their affiliates, and their business, financial condition, business operations or methods or business prospects. The preceding sentence shall not apply to information which (i) is, was or becomes generally known or available to the public or the industry other than as a result of a disclosure by Employee in violation of this Agreement, or
(ii) is required to be disclosed by law. Employee shall advise Employer, in writing, of any request, including a subpoena or similar legal inquiry, to disclose any such confidential information, so that Employer may, at its option, seek appropriate legal relief.

         8. RETURN OF EMPLOYER PROPERTY. Immediately upon the expiration or earlier termination of this Agreement, Employee shall return to Employer any and all property of Employer, including, but not limited to, all documents, agreements, schedules, statements, customer lists, supplier lists, plans, designs, parts and equipment, that is in the possession or control (direct or indirect) of Employee.

         9. SURVIVAL: REMEDIES; SEVERABILITY. Employee specifically acknowledges that (a) Employer itself or through one or more of Employer's subsidiaries currently operates, or will operate following the date hereof, in the Restricted Territory; (b) Employer itself or through one or more of Employer's subsidiaries or affiliates receives a significant amount of business from and throughout the Restricted Territory; (c) Employer itself or through one or more of Employer's subsidiaries or affiliates, plans to expand operations within and throughout the Restricted Territory; and (d) the geographic restrictions contained in Section 5 hereof, and the length of time restrictions in Sections 5, 6 and 7 hereof are each necessary and reasonable and were negotiated between Employer and Employee. The restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof shall survive the expiration or termination of this Agreement. The parties hereto hereby acknowledge and agree that the restrictions and obligations set forth in Sections 5, 6, 7 and 8 hereof are reasonable and necessary, and that any violation thereof would result in substantial and irreparable injury to Employer, and that Employer may not have an adequate remedy at law with respect to any such violation. Accordingly, Employee agrees that, in the event of any actual or threatened violation thereof, Employer shall have the right and privilege to obtain, without the necessity of posting bond therefor, and in addition to any other remedies that may be available, equitable relief, including temporary and permanent injunctive relief, to cease or prevent any actual or threatened violation of any provision hereof. Further, in the event of a breach by Employee of any of the provisions of this Agreement, Employer shall be entitled to an accounting and repayment of all profits, compensation, commissions, remunerations or other benefits that Employee, directly or indirectly, has realized and/or may realize as a result of, arising out of or in connection with any such breach. Each and every provision set forth in Sections 5, 6, 7 and 8 hereof is independent and severable from the others, and no restriction will be rendered unenforceable by virtue of the fact that, for any reason, any other or others of them may be unenforceable in whole or in part. If any provision in this Agreement, including, without limitation, those in Sections 5, 6, 7 and 8 hereof is unenforceable for any reason whatsoever, that provision will be appropriately limited and reformed to the maximum extent provided by applicable law. If the scope of any restriction contained herein is


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(KERRY L. ROGERS)
too broad to permit enforcement to its full extent, then such restriction shall be enforced to the maximum extent permitted by law so as to be judged reasonable and enforceable, and the parties agree that such scope may be modified by an arbitrator or judge in any proceeding to enforce this Agreement. This includes, without limitation, altering or enforcing only portions of the limits on activity restrictions, the geographic scope, and/or the duration of the restrictions unless to do so would be contrary to law or public policy.

         10. MISCELLANEOUS.

                  (a) NOTICES. All notices required or permitted to be given hereunder shall be in writing and shall be deemed given when delivered in person, or three (3) business days after being placed in the hands of a courier service (e.g., DHL or Federal Express) prepaid or faxed provided that a confirming copy is delivered forthwith as herein provided, addressed as follows:

                  IF TO EMPLOYER:

                  Orix Global Communications, Inc.
                  1771 East Flamingo Road, Ste. B200
                  Las Vegas, NV 89119
                  Attn:    Steve Loglisci, President
                  Fax:     702.792.3313

                  IF TO EMPLOYEE:

                  Kerry L. Rogers
                  1771 East Flamingo Road, Ste. B200
                  Las Vegas, NV 89119
                  Fax:     702.792.3313

and/or to such other respective addresses and/or addressees as may be designated by notice given in accordance with the provisions of this Section.

                  (b) ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Except as set forth herein, the provisions of this Agreement supersede any and all other agreements or understandings, whether oral or written, with respect to Employee's employment by Employer. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by the authorized representative or agent of each of the parties hereto.


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(KERRY L. ROGERS)

                  (c) NON-WAIVER. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege conferred in this Agreement or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

                  (d) COUNTERPARTS. This Agreement may be executed by facsimile signature and in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

                  (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONTROLLED AS TO VALIDITY, ENFORCEMENT, INTERPRETATION, CONSTRUCTION, EFFECT AND IN ALL OTHER RESPECTS BY THE INTERNAL LAWS OF THE STATE OF NEVADA APPLICABLE TO CONTRACTS MADE IN THAT STATE.

                  (f) CONSTRUCTION. The parties hereto acknowledge and agree that each party has participated in the drafting of this Agreement and that this document has been reviewed by the respective legal counsel for the parties hereto and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Agreement. No inference in favor of, or against, any party shall be drawn from the fact that one party has drafted any portion hereof.

         BOTH PARTIES HERETO HAVE READ THIS ENTIRE AGREEMENT CAREFULLY AND FULLY UNDERSTAND THE LIMITATIONS THAT THIS AGREEMENT IMPOSES UPON THEM AND ACKNOWLEDGE AND AGREE THAT THOSE LIMITATIONS ARE REASONABLE.



                            [SIGNATURE PAGE FOLLOWS]



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(KERRY L. ROGERS)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                   EMPLOYER

                                   ORIX GLOBAL COMMUNICATIONS, INC.,
                                   a Nevada corporation

                                   By: /s/ STEVE LOGLISCI
                                       ---------------------------------
                                       Steve Loglisci, President


                                   EMPLOYEE

                                   By: /s/ KERRY L. ROGERS
                                       ---------------------------------
                                       KERRY L. ROGERS



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EMPLOYMENT AND NONCOMPETITION AGREEMENT - PAGE 8
(KERRY L. ROGERS)

                        ORIX GLOBAL COMMUNICATIONS, INC.
                       1771 EAST FLAMINGO ROAD, STE. B200
                              LAS VEGAS, NV 89119

                                  June 11, 1998

Mr. Kerry L. Rogers
1771 East Flamingo Road, Ste. B200
Las Vegas, NV 89119


         Re: Pari Passu Agreement

Dear Mr. Rogers:

         This letter sets forth our mutual agreement concerning a $164,000 debt (the "Note") owed by us to you. The terms of repayment are as follows:

         (a) The Note shall bear interest, commencing June 11, 1998, at 8% per annum.

         (b) $64,000 of principal, together with interest thereon, of the Note shall be paid on or before July 11, 1998.

         (c) The remaining balance of the Note shall be paid pari passu, on a prorated basis, with the payment by us of the $5,000,000 8% Debentures issued as of the date hereof by us to Infinity Investors Limited (the "Purchaser").

         (d) We may prepay the Note, with the consent of the Purchaser, at any time in whole or in part.

         (e) Except for the Note, we do not owe you any other sums.

                                   Yours very truly,

                                   ORIX GLOBAL COMMUNICATIONS, INC.

                                   By: /s/ STEVE LOGLISCI
                                       ----------------------------------------
                                            Steve Loglisci, President

ACKNOWLEDGED AND AGREED TO:

/s/ KERRY L. ROGERS
---------------------------------
Kerry L. Rogers, Individually

INFINITY INVESTORS LIMITED

By: /s/ [ILLEGIBLE]
    -----------------------------
Title: Director
       --------------------------